FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-05

July 14, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,232,066,996
(Approximate Mortgage Pool Balance)

$1,087,299,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2014-GC23
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC23

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Rialto Mortgage Finance, LLC
MC-Five Mile Commercial Mortgage Finance LLC
Redwood Commercial Mortgage Corporation
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	RBS
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated July 14, 2014, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, to be dated on or about July 15, 2014 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$49,642,000	30.000%(5)	[___]%	(6)	2.83	9/14 – 6/19
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$85,798,000	30.000%(5)	[___]%	(6)	4.91	6/19 – 7/19
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$300,000,000	30.000%(5)	[___]%	(6)	9.83	5/24 – 7/24
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$345,240,000	30.000%(5)	[___]%	(6)	9.93	7/24 – 7/24
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$81,766,000	30.000%(5)	[___]%	(6)	7.41	7/19 – 5/24
Class X-A	Aaa(sf) / AAAsf / AAA(sf)	$957,932,000(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class X-B	Aa3(sf) / AAsf / AAA(sf)	$80,084,000(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aaa(sf) / AAAsf / AAA(sf)	$95,486,000(10)	22.250%	[___]%	(6)	9.93	7/24 – 7/24
Class B(9)	Aa3(sf) / AAsf / AA(sf)	$80,084,000(10)	15.750%	[___]%	(6)	9.93	7/24 – 7/24
Class PEZ(9)	A1(sf) / A-sf / A-(sf)	$224,853,000(10)	11.750%(11)	[___]%	(6)	9.93	7/24 – 7/24
Class C(9)	A3(sf) / A-sf / A-(sf)	$49,283,000(10)	11.750%(11)	[___]%	(6)	9.93	7/24 – 7/24
NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Principal Amount or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-C	NR / BB-sf / BB(sf)	$24,641,000(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class X-D	NR / NR / NR	$55,443,996(7)	N/A	[___]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$64,683,000	6.500%	[___]%	(6)	9.93	7/24 – 7/24
Class E	NR / BB-sf / BB(sf)	$24,641,000	4.500%	[___]%	(6)	9.93	7/24 – 7/24
Class F	NR / B-sf / BB-(sf)	$9,241,000	3.750%	[___]%	(6)	9.93	7/24 – 7/24
Class G	NR / NR / NR	$46,202,996	0.000%	[___]%	(6)	9.93	7/24 – 7/24
Class R(12)	NR / NR / NR	N/A	N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Determined assuming no prepayments prior to maturity date of each mortgage loan and otherwise based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G  certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if  necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related  distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate specified in clause (ii), or (iv) the weighted average rate specified in clause (ii) less a specified  percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class X-A, Class X-B, Class X-C and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component. The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates. The notional amount of the Class X-D certificates will be equal to the aggregate of the certificate principal amounts of the Class F and Class G certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY (continued)

(8)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus.  The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class E certificates, as described in the Free Writing Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates on the Class F and Class G certificates, as described in the Free Writing Prospectus.

(9)
The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $95,486,000, $80,084,000 and $49,283,000, respectively. The exchangeable certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the exchangeable certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of exchangeable certificates that could be outstanding on the closing date, equal to $224,853,000 (subject to a variance of plus or minus 5%).

(11)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $49,283,000 (subject to a variance of plus or minus 5%).

(12)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,232,066,996
Number of Mortgage Loans	83
Number of Mortgaged Properties	99
Average Cut-off Date Mortgage Loan Balance	$14,844,181
Weighted Average Mortgage Interest Rate	4.5237%
Weighted Average Remaining Term to Maturity (months)	114
Weighted Average Remaining Amortization Term (months)(2)	351
Weighted Average Cut-off Date LTV Ratio(3)	61.2%
Weighted Average Maturity Date LTV Ratio(4)	52.2%
Weighted Average Underwritten Debt Service Coverage Ratio(5)	1.94x
Weighted Average Debt Yield on Underwritten NOI(6)	11.5%
% of Mortgage Loans with Additional Debt	0.0%
% of Mortgaged Properties with Single Tenants	5.3%

(1)
The Selig Portfolio mortgage loan has one related pari passu companion loan, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan unless otherwise indicated.  In addition, the Selig Portfolio mortgage loan permits the incurrence of additional pari passu debt secured by the related mortgaged property, subject to certain loan-to-value ratio, debt service coverage ratio, debt yield and other conditions described under “Selig Portfolio—Permitted Pari Passu Debt” in this Term Sheet. Additionally, with respect to (i) the Sedona Pointe and Gallery At Champions mortgage loans, (ii) the Westgate Commons and Office Max mortgage loans and (iii) the Williamsburg Self-Storage and Climatrol Self-Storage mortgage loans, which are, in the case of each such pair of mortgage loans, cross-collateralized and cross-defaulted with each other, the loan-to-value ratio, debt service coverage ratio and debt yield of the respective groups of mortgage loans are presented in the aggregate unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Excludes mortgage loans that are interest-only for the entire term.

(3)
Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to the Joppa Perring mortgage loan, the Cut-off Date LTV Ratio was calculated based on the appraiser’s “hypothetical market value” for the Joppa Perring Mortgaged Property of $5,800,000 as the “as is” value included represents the value of the collateral plus an outparcel that is not part of the collateral. With respect to the Brawley Shopping Center mortgage loan, the Cut-off Date LTV Ratio was calculated using the related aggregate “as stabilized” appraised value. Additionally, with respect to the Doubletree Rochester mortgage loan, the Cut-off Date LTV Ratio was calculated based on the appraiser’s “as-is” appraised value of $22,000,000 plus a stated property improvement plan (“PIP”) amount of $5,000,000. Further, with respect to the Capewood Apartments mortgage loan, the Cut-off Date LTV Ratio is calculated based on the “as repaired” value from the appraisal that assumes roof renovations are complete. The Weighted Average Cut-off Date LTV Ratio of the mortgage pool using the “as-is” appraised value for all mortgage loans is 61.4%.  See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Cut-off Date LTV Ratio.

(4)
Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 19 mortgage loans, representing approximately 35.6% of the initial pool balance, the respective Maturity Date LTV Ratios were each calculated using the related “as stabilized” appraised value. See “Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(5)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(6)
Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Drexel Hamilton, LLC and RBS Securities Inc.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,232,066,996
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Rialto Capital Advisors, LLC
Certificate Administrator:	Citibank, N.A.
Trustee:	Deutsche Bank Trust Company Americas
Operating Advisor:	Trimont Real Estate Advisors, Inc.
Pricing:	Week of July 14, 2014
Closing Date:	August 7, 2014
Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in August 2014
Determination Date:	The 6th day of each month or next business day, commencing in September 2014
Distribution Date:	The 4th business day after the Determination Date, commencing in September 2014
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	July 2047
Cleanup Call:	1.0%
Minimum Denominations:
$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates, except Class PEZ certificates will not have a minimum denomination

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$1,232,066,996 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 83 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,232,066,996  (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,844,181 and are secured by 99 mortgaged properties located throughout 31 states and the District of Columbia

—	LTV: 61.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.94x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 11.5% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 75.6% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	31.9% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	43.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 47.4% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—
Cash Traps:  82.1% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 79 mortgage loans representing 88.4% of the Initial Pool Balance

–	Insurance: 61 mortgage loans representing 49.8% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 77 mortgage loans representing 71.6% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 32 mortgage loans representing 60.8% of the portion of the Initial Pool Balance that is secured by office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 80.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Retail: 32.8% of the mortgaged properties by allocated Initial Pool Balance are retail properties (18.1% are anchored retail properties and 5.7% is a super-regional mall property)

—	Hospitality: 17.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Multifamily: 13.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Mixed Use: 12.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Office: 11.3% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Senior Housing: 6.3% of the mortgaged properties by allocated Initial Pool Balance are senior housing properties

■
Geographic Diversity:  The 99 mortgaged properties are located throughout 31 states and the District of Columbia with only three states having greater than 10.0% of the allocated Initial Pool Balance: New York (22.3%), California (14.4%) and Texas (11.4%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	17	25	$476,426,039	38.7%
Citigroup Global Markets Realty Corp	14	20	296,505,590	24.1
Rialto Mortgage Finance, LLC	32	34	292,410,677	23.7
MC-Five Mile Commercial Mortgage Finance LLC	13	13	117,857,070	9.6
Redwood Commercial Mortgage Corporation	7	7	48,867,620	4.0
Total	83	99	$1,232,066,996	100.0%

Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units	Cut-off Date Balance Per SF / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
28-40 West 23rd Street	$140,000,000	11.4%	Mixed Use	571,205	$245	3.83x	15.9%	27.2%
Selig Portfolio	97,000,000	7.9	Office	1,082,617	$182	2.06x	10.2%	58.8%
Hyatt NYC Portfolio	90,000,000	7.3	Hospitality	307	$293,160	2.07x	13.5%	54.4%
Chula Vista Center	70,000,000	5.7	Retail	485,841	$144	1.71x	10.6%	60.3%
Palm Island Apartments	64,000,000	5.2	Senior Housing	456	$140,351	1.81x	8.4%	59.7%
Woodyard Crossing	62,423,745	5.1	Retail	486,918	$128	1.54x	9.6%	65.0%
NorthCross Shopping Center	39,930,994	3.2	Retail	382,829	$104	1.37x	9.5%	73.3%
Hilton Knoxville	35,000,000	2.8	Hospitality	320	$109,375	1.64x	12.0%	74.6%
Wells Fargo Center	35,000,000	2.8	Office/Parking	714,490	$49	2.07x	15.4%	66.7%
Dolce Living Rosenberg	33,000,000	2.7	Multifamily	324	$101,852	1.23x	7.9%	70.7%
Top 10 Total / Wtd. Avg.	$666,354,739	54.1%				2.22x	11.9%	55.1%
Remaining Total / Wtd. Avg.	565,712,257	45.9				1.61x	11.1%	68.4%
Total / Wtd. Avg.	$1,232,066,996	100.0%				1.94x	11.5%	61.2%

Pari Passu Companion Loan Summary
Mortgage Loan Name	Mortgage Loan Cut- off Date Balance	% of Initial Pool Balance	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer
Selig Portfolio	$97,000,000	7.9%	$100,000,000	$197,000,000	GSMS 2014-GC22	Wells Fargo	CWCapital

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)
Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
28-40 West 23rd Street	CGMRC	New York	NY	Mixed Use	$140,000,000	11.4%	COMM 2001-J1A
Woodyard Crossing	RMF	Clinton	MD	Retail	$62,423,745	5.1%	COMM 2004-LB4A
Hilton Knoxville	MC-FiveMile	Knoxville	TN	Hospitality	$35,000,000	2.8%	LBUBS 2006-C3
Fourth & Blanchard(3)	GSMC	Seattle	WA	Office	$30,375,783	2.5%	JPMCC 2004-CIBC9
River Marketplace	CGMRC	Lafayette	LA	Retail	$25,200,000	2.0%	CD 2005-CD1
Golden Gate Apartments	RMF	Alexandria	VA	Multifamily	$22,500,000	1.8%	GNR 2003-87
Promenade Shopping Center	GSMC	Modesto	CA	Retail	$14,025,000	1.1%	CSFB 2004-C5
Lake Shore Plaza	RMF	Lake Ronkonkoma	NY	Retail	$13,200,000	1.1%	GMACC 2004-C2
5185 MacArthur Boulevard	CGMRC	Washington	DC	Mixed Use	$11,625,000	0.9%	JPMCC 2005-LDP5
Fifth & Jackson(3)	GSMC	Seattle	WA	Office	$11,137,787	0.9%	GMACC 2004-C3
Stonebridge Crossing	CGMRC	Mckinney	TX	Retail	$5,775,000	0.5%	BACM 2004-4
Desert View MHC	MC-FiveMile	West Richland	WA	Manufactured Housing	$5,594,070	0.5%	GSMS 2004-GG2
Western	CGMRC	Amarillo	TX	Self Storage	$5,473,204	0.4%	JPMCC 2003-PM1A
Waterlick Plaza	RMF	Lynchburg	VA	Retail	$5,342,328	0.4%	JPMCC 2005-LDP5
Florence Square	RMF	Florence	AL	Retail	$5,017,727	0.4%	CWCI 2006-C1
8816 Six Forks Road	GSMC	Raleigh	NC	Office	$5,000,000	0.4%	CSFB 2004-C4
30500 Bruce Industrial Parkway	RCMC	Solon	OH	Industrial	$4,800,000	0.4%	BSCMS 2004-PWR5
Lee’s Crossing	GSMC	Buford	GA	Retail	$4,500,000	0.4%	BSCMS 2004-PWR5
North Tower - 100 West Harrison(3)	GSMC	Seattle	WA	Office	$4,397,256	0.4%	JPMCC 2004-CIBC10
200 West Thomas(3)	GSMC	Seattle	WA	Office	$4,310,468	0.3%	JPMCC 2004-CIBC10
Sausalito Apartments	MC-FiveMile	Houston	TX	Multifamily	$4,295,798	0.3%	CSFB 2005-C1
South Tower - 100 West Harrison(3)	GSMC	Seattle	WA	Office	$4,252,610	0.3%	JPMCC 2004-CIBC10
Mission Trace Shopping Center	RMF	Lakewood	CO	Retail	$3,296,172	0.3%	CCMSC 2000-1
Evergreen MHC	MC-FiveMile	Nampa	ID	Manufactured Housing	$2,525,009	0.2%	GSMS 2004-GG2
Country Terrace MHC	MC-FiveMile	Reno	NV	Manufactured Housing	$2,295,263	0.2%	GSMS 2004-GG2
Herriman Self-Storage	RMF	Herriman	UT	Self Storage	$2,194,743	0.2%	MLMT 2005-LC1
Blackburn	CGMRC	Amarillo	TX	Self Storage	$1,572,072	0.1%	BACM 2004-4
Britain	CGMRC	Amarillo	TX	Self Storage	$1,045,263	0.1%	BACM 2004-4

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.
(3)
Multiple Selig Portfolio mortgaged properties were included in prior securitizations.  A mortgage loan secured by the Fourth & Blanchard mortgaged property was included in the JPMCC 2004-CIBC9 securitization.  A mortgage loan secured by the Fifth & Jackson mortgaged property was included in the GMACC 2004-C3 securitization. A mortgage loan secured by the North Tower - 100 West Harrison, 200 West Thomas and South Tower - 100 West Harrison mortgaged properties was included in the JPMCC 2004-CIBC10 securitization. The table above does not include any mortgage loans secured by the other mortgaged properties that secure the Selig Portfolio mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

COLLATERAL OVERVIEW (continued)

Property Types
Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	34	$404,448,088	32.8%	1.57x	67.7%	10.4%
Anchored	18	223,488,953	18.1	1.57x	69.2%	10.5%
Super Regional Mall	1	70,000,000	5.7	1.71x	60.3%	10.6%
Power Center/Big Box	1	39,930,994	3.2	1.37x	73.3%	9.5%
Single Tenant Retail	4	27,339,497	2.2	1.55x	61.3%	10.0%
Shadow Anchored	5	23,924,235	1.9	1.43x	74.0%	9.8%
Unanchored	5	19,764,410	1.6	1.64x	67.2%	11.5%
Hospitality	11	$210,532,839	17.1%	1.99x	62.3%	13.8%
Full Service	4	100,720,356	8.2	1.87x	65.0%	13.2%
Limited Service	6	55,812,483	4.5	2.15x	65.0%	15.1%
Select Service	1	54,000,000	4.4	2.07x	54.4%	13.5%
Multifamily	19	$168,967,000	13.7%	1.46x	67.9%	9.8%
Garden	16	136,420,879	11.1	1.49x	67.5%	10.1%
High Rise	1	18,850,000	1.5	1.22x	67.9%	7.8%
Student Housing	2	13,696,121	1.1	1.46x	72.2%	9.2%
Mixed Use	3	$155,412,028	12.6%	3.59x	31.6%	15.2%
Retail/Office	3	155,412,028	12.6	3.59x	31.6%	15.2%
Office	10	$139,512,500	11.3%	2.02x	62.0%	11.4%
CBD	8	130,312,500	10.6	2.06x	60.8%	11.5%
General Suburban	1	5,000,000	0.4	1.47x	83.4%	9.8%
Medical	1	4,200,000	0.3	1.43x	74.3%	10.6%
Senior Housing	2	$77,285,566	6.3%	1.76x	61.5%	8.7%
Independent Living	2	77,285,566	6.3	1.76x	61.5%	8.7%
Self Storage	14	$47,523,211	3.9%	1.51x	70.3%	10.0%
Industrial	2	$16,283,923	1.3%	1.38x	70.2%	9.5%
Warehouse	1	11,483,929	0.9	1.24x	73.1%	8.6%
Flex	1	4,800,000	0.4	1.71x	63.4%	11.8%
Manufactured Housing	3	$10,414,342	0.8%	1.77x	49.8%	12.0%
Parking	1	$1,687,500	0.1%	2.07x	66.7%	15.4%
Garage	1	1,687,500	0.1	2.07x	66.7%	15.4%
Total / Wtd. Avg.	99	$1,232,066,996	100.0%	1.94x	61.2%	11.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	7	$274,751,217	22.3%	$740,550,000	31.3%	$39,963,569	26.3%
California	6	177,353,589	14.4	288,920,000	12.2	17,252,104	11.3
Texas	19	140,005,960	11.4	208,430,000	8.8	14,495,112	9.5
Washington	8	102,594,070	8.3	348,200,000	14.7	20,764,213	13.7
Maryland	3	74,116,928	6.0	115,800,000	4.9	7,346,561	4.8
Tennessee	4	73,210,843	5.9	107,400,000	4.5	9,839,319	6.5
Florida	6	66,043,257	5.4	95,360,000	4.0	8,338,223	5.5
North Carolina	3	50,323,394	4.1	68,200,000	2.9	5,007,029	3.3
Virginia	6	42,283,607	3.4	58,670,000	2.5	3,817,348	2.5
Louisiana	3	36,040,192	2.9	50,850,000	2.1	4,139,964	2.7
Indiana	4	31,750,000	2.6	42,380,000	1.8	3,079,210	2.0
Georgia	3	25,677,547	2.1	40,875,000	1.7	2,597,512	1.7
West Virginia	2	13,646,194	1.1	18,750,000	0.8	1,327,675	0.9
Pennsylvania	1	13,285,566	1.1	19,020,000	0.8	1,317,463	0.9
Alabama	3	12,742,727	1.0	24,600,000	1.0	2,120,585	1.4
District of Columbia	1	11,625,000	0.9	16,000,000	0.7	1,004,179	0.7
North Dakota	1	11,150,000	0.9	14,700,000	0.6	1,057,578	0.7
Nevada	2	8,780,296	0.7	14,400,000	0.6	1,071,677	0.7
Michigan	2	8,584,133	0.7	12,030,000	0.5	1,069,495	0.7
Illinois	1	6,400,000	0.5	8,700,000	0.4	577,961	0.4
Wisconsin	2	6,193,202	0.5	8,800,000	0.4	767,963	0.5
South Carolina	1	6,117,402	0.5	9,400,000	0.4	833,224	0.5
Arizona	1	5,700,000	0.5	7,840,000	0.3	556,075	0.4
New Jersey	1	5,693,698	0.5	9,200,000	0.4	664,810	0.4
Connecticut	2	5,687,199	0.5	8,000,000	0.3	578,103	0.4
Ohio	1	4,800,000	0.4	7,570,000	0.3	566,382	0.4
Mississippi	1	4,003,786	0.3	5,350,000	0.2	374,322	0.2
New Hampshire	1	3,496,121	0.3	5,100,000	0.2	388,739	0.3
Colorado	1	3,296,172	0.3	4,550,000	0.2	403,080	0.3
Idaho	1	2,525,009	0.2	4,060,000	0.2	281,782	0.2
Utah	1	2,194,743	0.2	3,100,000	0.1	218,147	0.1
Kentucky	1	1,995,145	0.2	2,670,000	0.1	192,019	0.1
Total	99	$1,232,066,996	100.0%	$2,369,475,000	100.0%	$152,011,423	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Cut-off Date Balances

			% of
	Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool
Balances ($)	Loans	Balance	Balance
1,995,145 - 4,999,999	29	$95,063,897	7.7%
5,000,000 - 9,999,999	26	170,770,997	13.9
10,000,000 - 14,999,999	11	135,766,703	11.0
15,000,000 - 19,999,999	3	53,695,356	4.4
20,000,000 - 29,999,999	2	47,700,000	3.9
30,000,000 - 49,999,999	6	205,646,297	16.7
50,000,000 - 69,999,999	2	126,423,745	10.3
70,000,000 - 89,999,999	1	70,000,000	5.7
90,000,000 - 140,000,000	3	327,000,000	26.5
Total	83	$1,232,066,996	100.0%
Distribution of Underwritten DSCRs(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Range of UW DSCR (x)	Loans	Balance	Balance
1.22 - 1.31	8	$118,184,067	9.6%
1.32 - 1.41	11	105,352,263	8.6
1.42 - 1.51	18	158,839,506	12.9
1.52 - 1.61	10	117,840,159	9.6
1.62 - 1.71	10	155,573,697	12.6
1.72 - 1.81	10	108,804,786	8.8
1.82 - 1.91	3	22,314,351	1.8
1.92 - 3.83	13	445,158,166	36.1
Total	83	$1,232,066,996	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance
Interest Only, Then
Amortizing(2)	32	$538,185,000	43.7%
Interest Only	3	301,000,000	24.4
Amortizing (30 Years)	34	253,640,157	20.6
Amortizing (25 Years)	12	125,762,772	10.2
Amortizing (27 Years)	1	11,483,923	0.9
Amortizing (27.5 Years)	1	1,995,145	0.2

Total	83	$1,232,066,996	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
			% of
			Initial
	Number of	Cut-off Date	Pool
Lockbox Type	Mortgage Loans	Balance	Balance
Hard	25	$583,512,200	47.4%
Springing	44	472,146,686	38.3
Soft	6	128,906,508	10.5
Soft Springing	5	34,255,407	2.8
None	3	13,246,194	1.1
Total	83	$1,232,066,996	100.0%
Distribution of Cut-off Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Cut-off	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
27.2 - 44.9	3	$150,611,797	12.2%
45.0 - 49.9	1	4,500,000	0.4
50.0 - 54.9	2	92,295,263	7.5
55.0 - 59.9	9	214,805,313	17.4
60.0 - 64.9	10	144,253,186	11.7
65.0 - 69.9	18	217,583,702	17.7
70.0 - 74.9	29	309,706,567	25.1
75.0 - 83.4	11	98,311,169	8.0
Total	83	$1,232,066,996	100.0%
(1)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
			% of
	Number of		Initial
Range of Maturity	Mortgage		Pool
Date LTV (%)	Loans	Cut-off Date Balance	Balance
27.2 - 39.9	4	$158,399,454	12.9%
40.0 - 44.9	5	116,862,557	9.5
45.0 - 49.9	4	121,372,590	9.9
50.0 - 54.9	19	197,185,010	16.0
55.0 - 59.9	20	269,871,503	21.9
60.0 - 64.9	20	228,249,865	18.5
65.0 - 69.6	11	140,126,018	11.4
Total	83	$1,232,066,996	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
			% of
	Number of		Initial
	Mortgage		Pool
Loan Purpose	Loans	Cut-off Date Balance	Balance
Refinance	54	$929,044,985	75.4%
Acquisition	26	218,667,855	17.7
Recapitalization	3	84,354,156	6.8
Total	83	$1,232,066,996	100.0%

Distribution of Mortgage Interest Rates
			% of
	Number of		Initial
Range of Mortgage	Mortgage		Pool
Interest Rates (%)	Loans	Cut-off Date Balance	Balance
3.860 - 3.999	1	$140,000,000	11.4%
4.000 - 4.249	6	112,224,372	9.1
4.250 - 4.499	8	285,947,141	23.2
4.500 - 4.749	23	349,883,602	28.4
4.750 - 4.999	25	262,424,904	21.3
5.000 - 5.249	10	38,148,460	3.1
5.250 - 5.499	9	41,443,373	3.4
5.500 - 5.560	1	1,995,145	0.2
Total	83	$1,232,066,996	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

Distribution of Debt Yield on Underwritten NOI(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance
7.8 - 7.9	2	$51,850,000	4.2%
8.0 - 8.9	6	122,673,923	10.0
9.0 - 9.9	23	275,375,688	22.4
10.0 - 10.9	16	273,136,430	22.2
11.0 - 11.9	8	41,369,513	3.4
12.0 - 12.9	12	93,944,402	7.6
13.0 - 13.9	7	127,462,447	10.3
14.0 - 14.9	1	5,250,000	0.4
15.0 - 25.1	8	241,004,595	19.6
Total	83	$1,232,066,996	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
			% of
Range of	Number of		Initial
Debt Yields on	Mortgage		Pool
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.6 - 7.9	2	$51,850,000	4.2%
8.0 - 8.9	15	188,126,614	15.3
9.0 - 9.9	25	381,177,855	30.9
10.0 - 10.9	15	187,603,557	15.2
11.0 - 11.9	13	64,547,925	5.2
12.0 - 12.9	4	112,506,450	9.1
13.0 - 13.9	5	65,771,564	5.3
14.0 - 14.9	1	30,965,304	2.5
15.0 - 22.1	3	149,517,727	12.1
Total	83	$1,232,066,996	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
			% of
Original Partial	Number of		Initial
Interest Only	Mortgage		Pool
Period (months)	Loans	Cut-off Date Balance	Balance
11 - 12	4	$32,015,000	2.6%
13 - 24	6	$124,890,000	10.1%
25 - 36	11	$185,005,000	15.0%
37 - 48	4	$93,750,000	7.6%
49 - 60	7	$102,525,000	8.3%

Distribution of Original Terms to Maturity
	Number of		% of Initial
Original Term to	Mortgage	Cut-off Date	Pool
Maturity (months)	Loans	Balance	Balance
60	13	$92,359,912	7.5%
84	1	2,900,000	0.2
120	69	1,136,807,085	92.3
Total	83	$1,232,066,996	100.0%

Distribution of Remaining Terms to Maturity
			% of
Range of Remaining	Number of		Initial
Terms to Maturity	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
58 - 59	13	$92,359,912	7.5%
83	1	2,900,000	0.2
117 - 119	69	1,136,807,085	92.3
Total	83	$1,232,066,996	100.0%
Distribution of Original Amortization Terms(1)
			% of
Range of Original	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	3	$301,000,000	24.4%
300	12	125,762,772	10.2
301 - 360	68	805,304,225	65.4
Total	83	$1,232,066,996	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of			% of
Remaining	Number of		Initial
Amortization	Mortgage		Pool
Terms (months)	Loans	Cut-off Date Balance	Balance
Interest Only	3	$301,000,000	24.4%
299 - 300	12	125,762,772	10.2
301 - 360	68	805,304,225	65.4
Total	83	$1,232,066,996	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
			% of
	Number of		Initial
Prepayment	Mortgage		Pool
Provision	Loans	Cut-off Date Balance	Balance
Defeasance	71	$990,399,136	80.4%
Yield Maintenance	12	241,667,861	19.6
Total	83	$1,232,066,996	100.0%
Distribution of Escrow Types
	Number		% of
	of		Initial
	Mortgage		Pool
Escrow Type	Loans	Cut-off Date Balance	Balance
Real Estate Tax	79	$1,089,547,712	88.4%
Replacement Reserves(1)	77	$882,327,356	71.6%
Insurance	61	$613,749,937	49.8%
TI/LC(2)	32	$436,165,879	60.8%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, mixed use, office and industrial properties only.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Woodside Village	Multifamily	$12,003,626	1.0%	59	1.58x	10.7%	61.4%
Viceroy Palm Springs	Hospitality	$11,750,000	1.0%	59	1.63x	12.1%	66.8%
Storage 105	Self Storage	$9,577,341	0.8%	58	1.49x	10.1%	67.4%
Sedona Pointe(2)	Multifamily	$8,451,977	0.7%	59	1.90x	13.2%	57.8%
Gallery At Champions(2)	Multifamily	$8,268,304	0.7%	59	1.90x	13.2%	57.8%
Roundhill Townhomes	Multifamily	$7,236,848	0.6%	59	1.80x	12.0%	57.5%
Brisas Del Mar	Multifamily	$6,263,617	0.5%	59	1.76x	12.2%	61.6%
Holiday Inn Express & Suites –Bluffton	Hospitality	$6,117,402	0.5%	59	1.98x	13.6%	65.1%
Hampton Inn – Lake Charles	Hospitality	$5,786,169	0.5%	58	1.95x	13.8%	79.8%
Newbridge Shopping Center	Retail	$5,693,698	0.5%	59	1.74x	11.7%	61.9%
Florence Square	Retail	$5,017,727	0.4%	59	3.05x	25.1%	38.3%
Maple Grove Shopping Center	Retail	$3,696,018	0.3%	59	1.46x	10.4%	73.9%
Hampton Inn Plover	Hospitality	$2,497,185	0.2%	59	2.08x	15.3%	65.7%

(1)
The table above presents the mortgage loans whose balloon payments would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See footnotes (1), (3), (5) and (6) to the table entitled “Mortgage Pool Characteristics” above.

(2)	The Sedona Pointe mortgage loan and the Gallery At Champions mortgage loan are cross-collateralized and cross-defaulted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW

Distributions
On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity and net of yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-C and X-D certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4, and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate principal amounts of the Class F and Class G certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class X-D, Class E, Class F, Class G, or Class R certificates.  Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and, other than with respect to the outside serviced mortgage loan (as discussed under “-Loan Combinations” below), servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Appraisal Reduction Amounts
An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a mortgage loan or loan combination with respect to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus in the case of a mortgage loan serviced under the CGCMT 2014-GC23 pooling and servicing agreement)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan.  In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated to the related mortgage loan and companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances.  In the case of an outside serviced mortgage loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “-Loan Combinations” below).  As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates). In general, a mortgage loan (or loan combination, if applicable) will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or loan combination, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a mortgage loan serviced under the CGCMT 2014-GC23 pooling and servicing agreement that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) with respect to a mortgage loan or loan combination serviced under the CGCMT 2014-GC23 pooling and servicing agreement are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “-Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related companion loan(s) as one whole loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class F certificates will be the controlling class. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that one or more entities managed by Rialto Capital Advisors, LLC will be the initial holder of a majority of the controlling class certificates by certificate principal amount and is expected to appoint Rialto CMBS III, LLC, to be the initial Controlling Class Representative.

Control Termination Event
Will occur when no class of the Class F and Class G certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Control Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement.

Consultation Termination Event
Will occur when no Class of the Class F and Class G certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Consultation Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement.

Control/Consultation Rights
So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan (other than an outside serviced mortgage loan) and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan (other than an outside serviced mortgage loan) subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event until the occurrence of a Consultation Termination Event, all of the rights of the Controlling Class Representative will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event, all rights of the Controlling Class Representative will terminate.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights (continued)
If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the controlling class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the controlling class representative will have limited consultation rights, and the applicable outside controlling class representative pursuant to the related outside servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations
The Selig Portfolio mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $97,000,000 and represents approximately 7.9% of the Initial Pool Balance, and has a related companion loan, which was contributed to the mortgage pool backing the GS Mortgage Securities Trust 2014-GC22, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22 (referred to in this Term Sheet as the “GSMS 2014-GC22 certificates”).

The Selig Portfolio mortgage loan is referred to in this Term Sheet as an “outside serviced mortgage loan”, and an outside serviced mortgage loan, together with the related companion loan, is referred to in this Term Sheet as an “outside serviced loan combination”. The Selig Portfolio mortgage loan and the related companion loan are being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2014-GC22 certificates (referred to in this Term Sheet as the “GSMS 2014-GC22 pooling and servicing agreement”), pursuant to which Wells Fargo Bank, National Association is acting as master servicer and CWCapital Asset Management LLC is acting as special servicer. The GSMS 2014-GC22 pooling and servicing agreement is referred to in this Term Sheet (in each case, with respect to the applicable outside serviced mortgage loan) as an “outside servicing agreement”. The controlling class representative under the GSMS 2014-GC22 securitization is referred to in this Term Sheet (in each case, with respect to the applicable outside serviced mortgage loan) as an “outside controlling class representative”.  See “Description of the Mortgage Pool – The Loan Combinations” in the Free Writing Prospectus.

Accordingly, all decisions, consents, waivers, approvals and other actions on the part of the holders of the outside serviced mortgage loans and the related companion loan will be effected in accordance with the related outside servicing agreement and the related co-lender agreement. Consequently, the servicing provisions described in this Term Sheet will generally not be applicable to an outside serviced mortgage loan, but instead the servicing and administration of an outside serviced mortgage loan will be governed by the related outside servicing agreement.

Servicing Standard
Each of the mortgage loans, excluding the outside serviced mortgage loan, will be serviced by the master servicer and the special servicer pursuant to the terms of the pooling and servicing agreement. The mortgage loans serviced pursuant to the pooling and servicing agreement are referred to in this Term Sheet as “serviced mortgage loans.” In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender.  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event, the special servicer (with respect to all of the serviced mortgage loans) may be removed and replaced by the controlling class representative with or without cause at any time.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer with respect to the serviced mortgage loans. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class R certificates) , or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose).

At any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (with respect to all of the serviced mortgage loans) resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates (considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) vote affirmatively to so replace.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation
Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer.  Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan (or serviced loan combination, if applicable) ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced mortgage loan) and the special servicer (for penalty fees accrued while a specially serviced mortgage loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each specially serviced mortgage loan and REO property (other than an outside serviced mortgage loan or any related REO Property), subject in any case to a minimum liquidation fee of $25,000. For any corrected mortgage loan (other than an outside serviced mortgage loan), workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered
—summaries of final asset status reports
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates
—an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six (6) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized,” “as repaired,” “hypothetical,” or “as renovated” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” or “as renovated” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, multifamily and manufactured community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender. With respect to the mortgage loan secured by the Hyatt NYC Portfolio, representing approximately 7.3% of the Initial Pool Balance, each operating lessee established an operating account (which is pledged to the lender and subject to an account control agreement in favor of the lender) pursuant to the management agreements into which the revenues of the respective properties are deposited, following which the property manager is only required to transfer to the lender’s cash management account (which is subject to an account control agreement and pledged to the lender) amounts from that operating account that would otherwise be payable to the borrower under the related management agreement, after payment of operating expenses, management fees, any reserves required under the management agreement and all other amounts required or permitted to be paid by the property manager pursuant to the management agreement in the performance of its duties and obligations with respect to each mortgaged property, and the lender has no rights with respect to directing monies in that operating account until the management agreement has been terminated, however, the loan agreement prohibits the borrower or operating lessee from withdrawing or transferring money from such operating account during the continuance of an event of default under the related loan documents.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced loan combination, any class of securities backed by the related serviced companion loan). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent increases generally within 13 months (or, in the case of the 401 South La Brea mortgage loan, up to 67 months) past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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28-40 WEST 23RD STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

CARTIFACT.
MIDTOWN SOUTH
FLATIRON DISTRICT
28-40 West 23rd Street
28-40 West 23rd Street
New York, NY 10010
W 34TH STREET
E 34TH STREET
W 23RD STREET
E 23RD STREET
W 14TH STREET
E 14TH STREET
MADISON SQUARE GARDEN
PENN STATION
EMPIRE STATE BUILDING
FASHION INSTITUTE OF TECHNOLOGY
BROADWAY
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
SEVENTH AVENUE
EIGHTH AVENUE
UNION SQUARE NORTH
1 MADISON
11 MADISON
ZECKENDORF TOWERS
CONSOLIDATED EDISON BLDG
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
LONG ISLAND CITY
MIDTOWN
UPPER WESTSIDE
UPPER EASTSIDE
Central Park
NEW JERSEY
NEW YORK
Hudson River
East River
Empire State Building
Times Square
Penn Station
United Nations
Washington Square Park
New York University
SOHO
FINANCIAL DISTRICT
Freedom Tower
New York Stock Exchange

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$140,000,000
Property Type(1)	Mixed Use	Cut-off Date Principal Balance per SF(1)	$245.10
Size (SF)(1)	571,205	Percentage of Initial Pool Balance	11.4%
Total Occupancy as of 7/1/2014	87.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/1/2014	87.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	1911 / 1987	Mortgage Rate	3.8600%
Appraised Value	$515,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$33,930,089
Underwritten Expenses	$11,657,843	Escrows
Underwritten Net Operating Income (NOI)	$22,272,247	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,011,210	Taxes	$903,290	$451,645
Cut-off Date LTV Ratio	27.2%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	27.2%	Replacement Reserves(2)	$0	$0
DSCR Based on Underwritten NOI / NCF	4.06x / 3.83x	TI/LC(2)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	15.9% / 15.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$140,000,000	99.9%	Principal Equity Distribution	$76,224,148	54.4%
Other Sources	100,000	0.1	Loan Payoff	57,008,517	40.7
			Closing Costs	5,964,046	4.3
			Reserves	903,290	0.6
Total Sources	$140,100,000	100.0%	Total Uses	$140,100,000	100.0%

(1)	The 28-40 West 23rd Street Property is a mixed use property with a total of 452,705 SF of office space and 118,500 SF of retail space.
(2)	See “—Escrows” below.

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The Mortgage Loan.  The mortgage loan (the “28-40 West 23rd Street Loan”) is evidenced by a note in the original principal amount of $140,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a mixed use property located in New York, New York (the “28-40 West 23rd Street Property”).  The 28-40 West 23rd Street Loan was originated by Citigroup Global Markets Realty Corp. on June 10, 2014.  The 28-40 West 23rd Street Loan has an outstanding principal balance as of the Cut-off Date of $140,000,000 which represents approximately 11.4% of the Initial Pool Balance, and accrues interest at an interest rate of 3.8600% per annum.  The proceeds of the 28-40 West 23rd Street Loan were primarily used to refinance the 28-40 West 23rd Street Property.

The 28-40 West 23rd Street Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires interest only payments during the entire term of the 28-40 West 23rd Street Loan.  The scheduled maturity date of the 28-40 West 23rd Street Loan is the due date in July 2024.  At any time after the second anniversary of the securitization Closing Date, the 28-40 West 23rd Street Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents.  Voluntary prepayment of the 28-40 West 23rd Street Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in May 2024.

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The Mortgaged Property.  The 28-40 West 23rd Street Property is located on the south side of West 23rd Street, between Fifth and Sixth Avenues, in the Flatiron submarket of New York City.  The 28-40 West 23rd Street Property is a Class B, mixed-use property comprised of two adjacent mixed use office and retail buildings with a total of 571,205 SF consisting of 452,705 SF of office space and 118,500 SF of retail space.  The two adjoining buildings contain 508,600 SF in the 12-story portion of the building (28 West) and 62,605 SF in the six-story portion of the building (40 West) for a total of 571,205 SF.  As of July 1, 2014, the Total Occupancy was 87.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

The retail portion of the 28-40 West 23rd Street Property is 100.0% occupied by Home Depot USA Inc., the second largest tenant at the 28-40 West 23rd Street Property, and the office space is occupied by three tenants: AppNexus, Aramis and Converse.  AppNexus, the largest tenant at the 28-40 West 23rd Street Property, is a company based in New York City which provides a real-time online ad purchasing platform. The company, which was founded in 2007, specializes in online advertising, advertising technology, real-time bidding, and cloud computing. Aramis, which is part of the Estee Lauder companies, is a New York-based company that manufactures and markets a brand of men’s fragrance and grooming products that is mainly sold in department stores.  Converse manufactures and sells basketball sneakers.  The company was acquired by Nike, Inc. in 2003.

The following table presents certain information relating to the tenants at the 28-40 West 23rd Street Property:

Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
AppNexus	NR / NR / NR	219,105	38.4%	$12,032,025	44.3%	$54.91	2/28/2024	1, 5-year option
Home Depot USA Inc.	A- / A2 / A	118,500	20.7	6,271,640	23.1	52.93	1/31/2024	None
Aramis	A+ / A2 / A+	90,500	15.8	4,817,450	17.7	53.23	1/31/2028	1, 5-year option
Converse	AA / A1 / AA-	69,600	12.2	4,053,844	14.9	58.24	11/30/2019	1, 5-year option
Largest Tenants		497,705	87.1%	$27,174,960	100.0%	$54.60
Vacant		73,500	12.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		571,205	100.0%	$27,174,960	100.0%	$54.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents general descriptions of the major tenants at the 28-40 West 23rd Street Property:

Largest Owned Tenants Based On Underwritten Base Rent
Tenant Name	Tenant Description	Renewal / Extension Options
AppNexus
AppNexus is a New York City-based company that provides a platform specializing in real-time online advertising.  AppNexus offers online auction infrastructure and technology for data management, optimization, financial clearing and support for directly negotiated advertising campaigns.  It operates out of multiple data centers, including one in Amsterdam serving Europe and the Middle East.  AppNexus is a private company.  It was founded in 2007.
1, 5-year option

Home Depot USA Inc.
Home Depot USA Inc. is an American retailer of home improvement and construction products and services.  The company is headquartered in Atlanta, Georgia and it operates many big-box format stores across the United States, all ten provinces of Canada, as well as Mexico.  Home Depot USA Inc. trades on the NYSE (HD).  The company was founded in 1978 and it has 340,000 employees.
NA

Aramis
Aramis, which is part of the Estee Lauder companies, is a New York-based company that manufactures and markets a brand of men’s fragrance and grooming products that is mainly sold in department stores.  The parent company, Estee Lauder Companies, is a manufacturer and marketer of skincare, makeup, fragrance and hair care products.  Estee Lauder Companies trades on the NYSE (EL).  The company was founded in 1946 and it has 38,500 employees.
1, 5-year option

Converse
Converse manufactures and sells basketball sneakers.  The company was acquired by Nike, Inc. in 2003.  Nike, Inc. is an American multinational corporation that is engaged in the design, development, manufacturing and worldwide marketing and selling of footwear, apparel, equipment, accessories and services.  Nike, Inc. trades on the NYSE (NKE).  It was founded in 1964 and it has 44,000 employees.
1, 5-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

The following table presents the lease rollover schedule at the 28-40 West 23rd Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent (2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	69,600	12.2	12.2%	4,053,844	14.9	58.24	1
2020	0	0.0	12.2%	0	0.0	0.00	0
2021	0	0.0	12.2%	0	0.0	0.00	0
2022	0	0.0	12.2%	0	0.0	0.00	0
2023	0	0.0	12.2%	0	0.0	0.00	0
2024	337,605	59.1	71.3%	18,303,665	67.4	54.22	2
2025 & Thereafter	90,500	15.8	87.1%	4,817,450	17.7	53.23	1
Vacant	73,500	12.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	571,205	100.0%		$27,174,960	100.0%	$54.60	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 28-40 West 23rd Street Property:

Historical Leased %
	2009(1)	2010(1)	2011(1)	2012(2)	2013(2)	As of 7/1/2014
Owned Space	100.0%	100.0%	100.0%	100.0%	86.9%	87.1%

(1)	As provided by the borrower and represents occupancy as of January 5, for the indicated year
(2)	As provided by the borrower and represents occupancy as of December 31, for the indicated year

The following table presents certain information relating to the historical average annual rent per SF at the 28-40 West 23rd Street Property:

Historical Average Base Rent PSF(1)
	2011	2012	2013
Base Rent per SF	$40.60	$35.11	$45.33

(1)	Base Rent PSF calculation is based on borrower provided rental figures and total occupied square footage of 571,205 (2011), 571,205 (2012) and 496,377 (2013).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

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Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 28-40 West 23rd Street Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$23,193,584	$20,056,502	$22,503,149	$22,660,719	$27,174,960	$47.57
Contractual Rent Steps(2)	0	0	0	0	3,183,189	5.57
Gross Up Vacancy	0	0	0	0	4,508,000	7.89
Total Rent	$23,193,584	$20,056,502	$22,503,149	$22,660,719	$34,866,148	$61.04
Total Reimbursables	1,002,701	1,217,138	1,245,976	1,325,148	1,421,022	2.49
Other Income(3)	2,150,242	2,124,248	2,401,014	2,373,476	2,150,919	3.77
Less Vacancy & Credit Loss	(0)	(0)	(0)	(0)	(4,508,000)	(7.89)
Effective Gross Income	$26,346,527	$23,397,888	$26,150,139	$26,359,343	$33,930,089	$59.40

Total Operating Expenses	$7,559,519	$9,711,496	$10,545,954	$10,818,310	$11,657,843	$20.41

Net Operating Income(4)	$18,787,008	$13,686,392	$15,604,185	$15,541,033	$22,272,247	$38.99
TI/LC	0	0	0	0	1,146,796	2.01
Capital Expenditures	0	0	0	0	114,241	0.20
Net Cash Flow	$18,787,008	$13,686,392	$15,604,185	$15,541,033	$21,011,210	$36.78

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten Contractual Rent Steps include contractual rent steps through December 1, 2014 for AppNexus.  Underwritten Base Rent includes the present value of contractual rent steps (discounted at an 8.0% discount rate) pursuant to the Home Depot USA Inc., Aramis and Converse leases.

(3)	Other Income includes submetered electric, water/sewer, sprinkler, freight elevator, chilled water and other miscellaneous items.
(4)	The net operating income for the period beginning on January 1, 2014 and ending on March 31, 2014 is $3,119,293.

■	Appraisal. According to the appraisal, the 28-40 West 23rd Street Property had an “as-is” appraised value of $515,000,000 as of an effective date of May 1, 2014.

■
Environmental Matters.  Based on a Phase I environmental report dated April 23, 2014, the environmental consultant did not identify evidence of a recognized environmental condition and recommended no further action other than the institution of an operations and maintenance plan for asbestos, which was in place at origination of the 28-40 West 23rd Street Loan.

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Market Overview and Competition.  According to the appraisal, the 28-40 West 23rd Street Property is located in the Madison/Union Square office submarket of Manhattan.  According to a third party report, the Madison/Union Square office submarket’s total office inventory, as of the fourth quarter of 2013 was approximately 31.1 million SF.  The overall vacancy for that same period was 10.0% and the overall average asking rents were $62.61 per SF.  Additionally, the appraiser surveyed 35 buildings that were considered competitive with the 28-40 West 23rd Street Property and determined that eight buildings compete directly with the 28-40 West 23rd Street Property.  The eight buildings that compete directly with the 28-40 West 23rd Street Property totaled approximately 2.3 million SF with an average vacancy of 1.8% and average asking rents ranging from $43.00 to $69.00 per SF.  According to a third party report, the 28-40 West 23rd Street Property is located within the Chelsea retail submarket of Manhattan.  As of the first quarter of 2014, the Chelsea retail submarket consisted of approximately 5.8 million SF comprised of 496 buildings with a total vacancy rate for retail buildings of 3.5% and an average gross rental rate of $110.01 per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 28-40 West 23rd Street Property:

Office Lease Comparables(1)(2)
	27 West 23rd Street	50 West 23rd Street	53 West 23rd Street	230 Fifth Avenue
Year Built	1920	1892, 1990	1916	1915
Total NRA	159,000	300,000	175,000	300,000
Total Occupancy	100.0%	100.0%	100.0%	100.0%
Quoted Rent Rate per SF	NA	NA	NA	NA
	245 Fifth Avenue	261 Fifth Avenue	620 Avenue of the Americas	200 Park Avenue South
Year Built	1926	1928	1896	1908
Total NRA	258,356	411,424	488,000	225,000
Total Occupancy	89.4%	97.6%	100.0%	98.1%
Quoted Rent Rate per SF	$43.00-$69.00	$55.00	NA	$55.00-$67.00

(1)	Certain lease comparables shown in the above table may be renewals.
(2)	Source: Appraisal.

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the 28-40 West 23rd Street Property:

Retail Lease Comparables(1)

Property	Tenant Name	Total GLA	In Place Rent PSF
28-40 West 23rd Street		571,205	$55
101 Seventh Avenue	Barney’s	50,450	$102
608 Fifth Avenue	Topshop	44,287	$360
249 West 17th Street	Room & Board	60,919	$77
1095 Avenue of the Americas	Whole Foods	33,338	$200
1293 Broadway	H&M	50,456	$297
1095 Avenue of the Americas	Equinox	30,126	$92
1333 Broadway	Urban Outfitters	58,301	$106
766 Avenue of the Americas	Fairway	25,300	$83
Total / Wtd. Avg.(2)		353,177	$163

(1)      Source: Appraisal.
(2)      Total / Wtd. Avg. excludes the 28-40 West 23rd Street Property.

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The Borrower.  The borrower is 23rd Street Properties LLC, a single member Delaware limited liability company organized as a recycled single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 28-40 West 23rd Street Loan.  The borrower for the 28-40 West 23rd Street Property is controlled by three investors, Michael T. Cohen, Robert Getreu and Andrew H. Roos.  Michael T. Cohen, Robert Getreu and Andrew H. Roos are employed by Colliers International, a global real estate firm active in the New York City market.  There is no non-recourse carveout guarantor for the 28-40 West 23rd Street Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

■	Escrows. On the origination date, the borrower funded aggregate reserves of $903,290, for real estate taxes, with respect to the 28-40 West 23rd Street Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 28-40 West 23rd Street Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella policy under the loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, (iii) a replacement reserve in the amount of $9,520.08 for replacements to the 28-40 West 23rd Street Property (provided, that, the replacement reserve monthly deposit will only be due and payable after the occurrence and during the continuance of a 28-40 West 23rd Street Reserve Trigger Period as defined below) and (iv) a leasing reserve in the amount of $125,000 for tenant improvements and leasing commissions (provided, that, the leasing reserve monthly deposit will only be due and payable after the occurrence and during the continuance of a 28-40 West 23rd Street Reserve Trigger Period).

A “28-40 West 23rd Street Reserve Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the 28-40 West 23rd Street Loan and (ii) the debt service coverage ratio (as calculated under the loan documents) is less than 1.90x and (B) expiring upon (x) with respect to clause (i) above, the cure (if applicable) of such event of default and (y) with respect to clause (ii) above, the date upon which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.95x for one calendar quarter.

■
Lockbox and Cash Management.  The 28-40 West 23rd Street Loan requires a springing lockbox whereby the loan documents require that, upon the first occurrence of a 28-40 West 23rd Street Trigger Period, the lender is required to establish and thereafter maintain on the borrower’s behalf a lender controlled lockbox account.  Upon origination, the borrower delivered to lender in escrow a notice to tenants directing the tenants to pay their rents directly into such lender controlled lockbox account, and upon the occurrence of a 28-40 West 23rd Street Trigger Period, the lender may release that notice from escrow and deliver to the tenants.  Upon the establishment of such lender controlled lockbox account, on each business day, sums on deposit in the lockbox account shall be transferred to a lender controlled cash management account (which cash management account is also to be established and thereafter maintained by the lender on borrower’s behalf upon the first occurrence of a 28-40 West 23rd Street Trigger Period).  On each due date, the loan documents require that all amounts on deposit in the cash management account, if any, after payment of debt service and funding of any required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums, replacement reserves, and other amounts due and owing to the lender and/or servicer pursuant to the terms of the 28-40 West 23rd Street Loan documents, (i) to the extent that a 28-40 West 23rd Street Trigger Period has occurred and is continuing, be held by the lender as additional collateral for the 28-40 West 23rd Street Loan, or (ii) to the extent that no 28-40 West 23rd Street Trigger Period exists, be disbursed to the borrower.  During the continuance of an event of default under the 28-40 West 23rd Street Loan, the lender may apply any funds in the cash management account to amounts payable under the 28-40 West 23rd Street Loan and/or toward the payment of expenses of the 28-40 West 23rd Street Property, in such order of priority as the lender may determine.

A “28-40 West 23rd Street Trigger Period” means a period commencing upon the occurrence and continuance of an event of default under the 28-40 West 23rd Street Loan and expiring upon the cure (if applicable) of such event of default.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28-40 WEST 23RD STREET

■
Property Management.  The 28-40 West 23rd Street Property is currently managed by Colliers Tri-State Management LLC pursuant to a management agreement.  Under the loan documents, the 28-40 West 23rd Street Property may not be managed by any party other than Colliers Tri-State Management LLC or another management company approved by the lender in accordance with the loan documents; provided, however, if no event of default under the 28-40 West 23rd Street loan documents exists, the borrower can replace Colliers Tri-State Management LLC, with a property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof, or (ii) any voluntary bankruptcy or insolvency proceeding; (b) there exists an event of default under the 28-40 West 23rd Street Loan which remains uncured and is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■
Mezzanine or Subordinate Indebtedness.  Mezzanine debt secured by a pledge of direct or indirect equity interests in borrower is permitted from certain qualified institutional lenders meeting the requirements set forth in the 28-40 West 23rd Street loan agreement, so long as, among other things (a) after giving effect to the mezzanine loan, the debt service coverage ratio is equal to or greater than 1.40x and the debt yield is equal to or greater than 9%, provided that, (i) the principal amount of the mezzanine loan includes the maximum amount of all possible earn-out or other advances or negative amortization or similar features contemplated in the mezzanine loan which would in any way increase the principal amount due and the debt service due under the mezzanine loan includes corresponding increases in debt service payments due as a result of the foregoing and (ii) with respect to the calculation of the debt service coverage ratio, the aggregate debt service component includes an imputed additional amount of debt service due under the loan and the mezzanine loan, in each case, in an amount equal to monthly amortization payments under the 28-40 West 23rd Street loan agreement for the applicable period based, in each case, upon a thirty-year amortization schedule); (b) after giving effect to the mezzanine loan, the loan-to-value ratio will be equal to or less than 65% (provided that for the purposes of calculating the loan-to-value ratio, the principal amount of the mezzanine loan will include the maximum amount of all possible earn-out or other advances or negative amortization or similar features contemplated in the mezzanine loan which would in any way increase the principal amount due); (c) the mezzanine lender has entered into an intercreditor agreement acceptable in form and substance acceptable to the lender and the Rating Agencies, and (d) the borrower delivers to the lender a Rating Agency Confirmation.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy in an amount equal to the full replacement cost of the 28-40 West 23rd Street Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 6 months extended period of indemnity or until the income is restored to prior level (whichever first occurs).  The “all-risk” insurance is required to contain a deductible that is no higher than $25,000.   With respect to the aforesaid insurance policies, the same are required to provide terrorism coverage; provided, that, If TRIPRA (or such subsequent statute, extension or reauthorization) is not in effect and terrorism coverage becomes subject to rating and availability on the open market, the borrower shall not be required to pay additional annual premiums in excess of an amount equal to two times the annual premium for the insurance policies required to be maintained under the 28-40 West 23rd Street Loan documents (without giving effect to the terrorism insurance components of said policies) in order to obtain terrorism coverage as part of any applicable insurance policy (but the borrower shall be obligated to purchase the maximum amount of terrorism coverage available with respect to the applicable insurance policy with funds equal to the aforesaid amount).  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SELIG PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

Lake Union
UPTOWN
SEATTLE CENTER
Space Needle
Key Arena
Pacific Science Center
Bill & Melinda Gates Foundation
BELLTOWN
SOUTH LAKE UNION
Amazon Headquarters
The Seattle Times
SEATTLE
CAPITOL HILL
PIKE/PINE CORRIDOR
Pacific Place
Westlake Mall
Washington State Convention & Trade Center
CENTRAL BUSINESS DISTRICT
Rainier Square
FIRST HILL
Virginia Mason Hospital
Harborview Medical Center
PIKE MARKET DISTRICT
WATERFRONT DISTRICT
PIONEER SQUARE
INTERNATIONAL DISTRICT
CenturyLink Field
Safeco Field
SODO
Elliott Bay
Kinnear Park
Centennial Park
Myrtle Edwards Park
Denny Park
South Lake Union Park
Kobe Terrace
W OLYMPIC PL
W LEE ST
W COMSTOCK ST
W HIGHLAND DR
W PROSPECT ST
W MERCER PL
ELLIOTT AVE W
MERCER ST
REPUBLICAN ST
HARRISON ST
THOMAS ST
JOHN ST
DENNY WAY
WESTLAKE AVE N
ALASKAN WAY
ELLIOTT AVE
WESTERN AVE
1ST AVE
2ND AVE
3RD AVE
4TH AVE
BATTERY ST TUNNEL
BELL ST
BLANCHARD ST
LENORA ST
VIRGINIA ST
STEWART ST
PINE ST
PIKE ST
UNION ST
UNIVERSITY ST
SENECA ST
SPRING ST
MADISON ST
MARION ST
COLUMBIA ST
CHERRY ST
JAMES ST
YESLER WAY
S MAIN ST
S JACKSON ST
S KING ST
CARTIFACT

SELIG PORTFOLIO

1	Fourth & Blanchard	2101 Fourth Avenue	Seattle, WA	98121
2	635 Elliott	635 Elliott Avenue West	Seattle, WA	98119
3	645 Elliott	645 Elliott Avenue West	Seattle, WA	98119
4	Fifth & Jackson	418 South Jackson Street	Seattle, WA	98104
5	North Tower, 100 West Harrison	413 1st Avenue West	Seattle, WA	98119
6	South Tower, 100 West Harrison	401 1st Avenue West	Seattle, WA	98119
7	200 West Thomas	200 West Thomas Street	Seattle, WA	98119

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	GSMC
Location (City/State)	Seattle, Washington	Cut-off Date Principal Balance(4)	$97,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)	$181.97
Size (SF)	1,082,617	Percentage of Initial Pool Balance	7.9%
Total Occupancy as of 3/25/2014(1)	85.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/25/2014(1)	85.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.6080%
Appraised Value	$335,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	120

Underwritten Revenues	$27,283,001
Underwritten Expenses	$7,205,223	Escrows
Underwritten Net Operating Income (NOI)	$20,077,778	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$18,955,579	Taxes	$154,704	$154,704
Cut-off Date LTV Ratio(2)	58.8%	Insurance	$178,601	$13,739
Maturity Date LTV Ratio(2)(3)	55.6%	Replacement Reserve	$0	$22,553
DSCR Based on Underwritten NOI / NCF(2)	2.18x / 2.06x	TI/LC	$0	$135,316
Debt Yield Based on Underwritten NOI / NCF(2)	10.2% / 9.6%	Other(5)	$3,151,122	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Amount	$197,000,000	99.4%	Loan Payoff	$193,987,842	97.9%
Principal’s New Cash Contribution	1,219,280	0.6	Reserves	3,484,427	1.8
			Closing Costs	747,011	0.4

Total Sources	$198,219,280	100.0%	Total Uses	$198,219,280	100.0%

(1)
Total Occupancy and Owned Occupancy include 25,909 SF for the following tenants who have executed leases but have not yet taken occupancy or begun paying rent: Walsh Construction, Lorber Law and Seattle Corporate Search.  The Total Occupancy and Owned Occupancy without taking into account these signed but not open tenants are both 83.0%.  We cannot assure you that these tenants will take occupancy and begin paying rent as expected or at all.

(2)	Calculated based on the Selig Portfolio Loan Combination.
(3)
The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $354,500,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 58.8%. See “—Appraisal” below.

(4)
The Cut-off Date Principal Balance of $97,000,000 represents the note A-2 of a $197,000,000 loan combination evidenced by two pari passu notes. The note A-1 companion loan, with an aggregate principal balance of $100,000,000, was contributed to the GSMS 2014-GC22 transaction.

(5)
Other upfront reserve represents a free rent reserve amount equal to seven months’ base rent under the Amazon lease in connection with the seven-month free rent period prior to November 21, 2014 when Amazon is required to take occupancy and begin paying rent ($2,478,190), tenant allowances ($419,822) and a deferred maintenance reserve ($253,110). See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Selig Portfolio Loan”) is part of a loan combination structure (the “Selig Portfolio Loan Combination”) comprised of two pari passu notes that are together secured by first mortgages encumbering seven office buildings located in Seattle, Washington (collectively, the “Selig Portfolio Properties”).  The Selig Portfolio Loan (evidenced by Note A-2), which will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $97,000,000 and represents approximately 7.9% of the Initial Pool Balance. The related companion loan (evidenced by Note A-1) was contributed to the GSMS 2014-GC22 transaction and has an outstanding principal balance as of the Cut-off Date of $100,000,000. The Selig Portfolio Loan Combination was originated by Goldman Sachs Mortgage Company on April 24, 2014.  The Selig Portfolio Loan Combination has an original principal balance of $197,000,000 and each note has an interest rate of 4.6080% per annum.  The borrower utilized the proceeds of the Selig Portfolio Loan Combination to refinance the existing debt on the Selig Portfolio Properties.

The Selig Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and requires interest only payments for the term of the loan. The scheduled maturity date is the due date in May 2024. The Selig Portfolio Loan Combination may be voluntarily prepaid in whole or in part on or after the due date in February 2024. Provided no event of default is continuing, defeasance of the Selig Portfolio Loan Combination with direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit of, the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

■
The Mortgaged Properties.  The Selig Portfolio Properties consist of three Class A, one Class A/B and three Class B office buildings located in Seattle, Washington and were constructed between 1970 and 2009  The collateral securing the Selig Portfolio Loan Combination totals approximately 1,082,617 SF and the largest tenants include Amazon (17.6% GLA), Sound Transit (5.5% GLA) and Clear Channel Communications (3.5% GLA).  As of March 25, 2014, Total Occupancy and Owned Occupancy were both 85.4%.

The following table presents certain information relating to the Selig Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)(2)	Year Built / Renovated	Appraised Value(1)	UW NCF(1)
Fourth & Blanchard	Seattle	WA	$30,375,783	406,158	86.9%	1979 / NAP	$105,000,000	$5,587,768
635 Elliott	Seattle	WA	24,879,212	190,956	100.0%	2009 / NAP	86,000,000	6,000,832
645 Elliott	Seattle	WA	17,646,884	145,120	59.3%	2009 / NAP	61,000,000	2,139,102
Fifth & Jackson	Seattle	WA	11,137,787	144,338	100.0%	2002 / NAP	38,500,000	2,867,610
North Tower – 100 West Harrison	Seattle	WA	4,397,256	65,298	88.9%	1972 / 2003	15,200,000	896,036
200 West Thomas	Seattle	WA	4,310,468	64,640	72.7%	1974 / 2003	14,900,000	745,515
South Tower – 100 West Harrison	Seattle	WA	4,252,610	66,107	68.4%	1970 / 2003	14,700,000	718,715
Total / Wtd. Avg.			$97,000,000	1,082,617	85.4%		$335,300,000	$18,955,579

(1)	Based on the Selig Portfolio Loan Combination.
(2)	Occupancy as of March 25, 2014.

The following table presents certain information relating to the major tenants at the Selig Portfolio Properties:

Tenant Name	Tenant Description	Renewal / Extension Options
Amazon
Amazon.com (NASDAQ: AMZN) is an American e-commerce company headquartered in Seattle, Washington.  Founded in 1994, Amazon is now a Fortune 100 company and one of the largest online retailers in the world, with $74.45 billion of net sales in 2013.
2, 5-year options

Sound Transit
Sound Transit (also known as the Central Puget Sound Regional Transit Authority) plans, builds and operates express bus, light rail and commuter train services for the urban areas of King, Pierce and Snohomish counties in Washington State.  The entity is funded by public tax dollars.
2, 5-year options

Clear Channel Communications
Clear Channel Communications is one of the world’s leading media and entertainment companies, operating as CC Media Holdings (OTCBB: CCMO).  Founded in 1972, Clear Channel consists of two main media businesses: Clear Channel Outdoor Holdings (NYSE: CCO) and Clear Channel Media and Entertainment.  Clear Channel’s Media and Entertainment division has 243 million monthly listeners. It serves 150 cities through 850 owned radio stations in the U.S., as well as more than 140 stations in New Zealand and Australia.
2, 5-year options

Summit Law Group, PLLC	Summit Law Group is a Seattle-based regional law firm offering legal services in business, environmental, labor/employment and litigation areas.	2, 5-year options

Dept. of Labor & Industries
The Washington Department of Labor & Industries is a state agency dedicated to the safety, health and security of Washington’s workers.  The agency helps employers meet safety and health standards, conducts inspections of workplaces when alerted to hazards, and oversees benefits to workers who are injured or become ill on the job, among other duties.
1, 3-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

The following table presents certain information relating to the major tenants at the Selig Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Amazon(2)	NR / Baa1 / AA-	190,956	17.6%	$4,248,326	18.8%	$22.25	8/31/2019	2, 5-year options
Sound Transit(3)(4)	NR / Aa2 / AAA	60,006	5.5	1,502,872	6.7	25.05	(3)	2, 5-year options
Clear Channel Communications	CCC / Caa2 / CCC+	37,699	3.5	1,287,262	5.7	34.15	3/31/2026	2, 5-year options
Summit Law Group, PLLC	NR / NR / NR	30,386	2.8	949,563	4.2	31.25	12/31/2022	2, 5-year options
Dept. of Labor & Industries	AA+ / Aa3 / AA+	27,665	2.6	774,620	3.4	28.00	9/30/2017	1, 3-year option
Pacific Biomarkers	NR / NR / NR	21,216	2.0	759,821	3.4	35.81	5/9/2022	1, 5-year option
Varian Medical Systems, Inc.(5)	NR / NR / NR	33,349	3.1	750,353	3.3	22.50	11/17/2017	1, 5-year option
Department of Revenue	AAA / Aaa / AA+	22,722	2.1	545,328	2.4	24.00	2/28/2019	1, 5-year option
Amnis Corporation	NR / NR / NR	18,334	1.7	527,664	2.3	28.78	11/30/2021	2, 5-year options
Wireless Advocates, LLC(6)	NR / NR / NR	23,333	2.2	524,993	2.3	22.50	12/31/2017	1, 5-year option
Ten Largest Tenants		465,666	43.0%	$11,870,801	52.6%	$25.49
Remaining Tenants		458,915	42.4	10,681,891	47.4	23.28
Vacant		158,036	14.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,082,617	100.0%	$22,552,692	100.0%	$24.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Amazon has an executed lease but has not yet taken occupancy or commenced paying rent.  Amazon is expected to take occupancy in September 2014.  Rental payments are required to commence upon the earlier of (a) Amazon taking occupancy and (b) November 21, 2014.  Initial annual base rent is $4,248,326 with annual rent steps beginning in September 2015 and continuing through lease expiration.  We cannot assure you that Amazon will take occupancy and begin paying rent as expected or at all.

(3)	Sound Transit has 5,277 SF that expires on November 1, 2014 and 54,729 SF that expires on February 29, 2020.
(4)
Sound Transit has termination options in both of its two leases.  For the 5,277 SF expiring in November 2014, Sound Transit has the option to terminate its lease at any time by giving the landlord at least 120 days’ prior notice and paying a termination fee.  For the remaining space, Sound Transit has the option to terminate its lease any time after March 1, 2017 by giving the landlord at least nine months’ prior notice and paying a termination fee.  In each instance, the termination fee is required to be equivalent to the unamortized portion of costs incurred by the landlord pursuant to its lease (e.g., architectural fees, tenant improvement costs and broker commission).

(5)
Varian Medical Systems, Inc. has the right to terminate its lease at any time by giving the landlord at least six months’ notice and paying an unamortized real estate fee and a penalty equal to two months’ current total monthly rent.

(6)
Wireless Advocates, LLC has the option to terminate its lease beginning January 1, 2015 in the event that they lose their contract with Costco or in the event they decide to co-locate with Car Toys, subject to providing six months’ prior notice and paying a penalty equal to the unamortized portion of transaction costs.

The following table presents the lease rollover schedule at the Selig Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
MTM	7,267	0.7%	0.7%	$6,912	0.0%	$0.95	32
2014	33,354	3.1	3.8%	670,542	3.0	20.10	14
2015	52,764	4.9	8.6%	1,196,395	5.3	22.67	25
2016	68,649	6.3	15.0%	1,560,949	6.9	22.74	25
2017	157,474	14.5	29.5%	3,708,532	16.4	23.55	42
2018	82,344	7.6	37.1%	2,069,630	9.2	25.13	26
2019	270,896	25.0	62.1%	6,298,513	27.9	23.25	27
2020	85,712	7.9	70.1%	2,140,607	9.5	24.97	12
2021	48,944	4.5	74.6%	1,222,473	5.4	24.98	7
2022	67,676	6.3	80.8%	2,112,387	9.4	31.21	10
2023	11,802	1.1	81.9%	278,490	1.2	23.60	5
2024	0	0.0	81.9%	0	0.0	0.00	0
2025 & Thereafter	37,699	3.5	85.4%	1,287,262	5.7	34.15	5
Vacant	158,036	14.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,082,617	100.0%		$22,552,692	100.0%	$24.39	230

(1)	Calculated based on approximate square footage occupied by each owned tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

The following table presents certain information relating to historical leasing at the Selig Portfolio Properties:

Historical Leased %(1)
	2009	2010	2011	2012	2013
Selig Portfolio Properties	61.4%	61.2%	63.9%	66.7%	64.6%

(1)
As provided by the borrower which reflects average occupancy for the specified year.  The 635 Elliott and 645 Elliott properties were constructed and completed in 2009 and were in the process of lease-up during the period shown above (they do not reflect the lease recently executed with Amazon for 17.6% of the Selig Portfolio Properties SF).  Excluding the 635 Elliott and 645 Elliott properties from the historical occupancy presentation, the Selig Portfolio Properties occupancy for 2009-2013 was: 89.0%, 88.8%, 88.0%, 86.9% and 82.4%, respectively.

The following table presents certain information relating to historical leasing at the Selig Portfolio Properties:

Historical Weighted Average Rent PSF(1)
Property Name	2011	2012	2013
Fourth & Blanchard	$23.85	$23.87	$23.97
635 Elliott(2)	NAP	NAP	NAP
645 Elliott	$32.63	$34.31	$34.92
Fifth & Jackson	$26.96	$25.60	$26.57
South Tower – 100 West Harrison	$22.99	$23.10	$23.00
200 West Thomas	$18.16	$20.09	$21.03
North Tower – 100 West Harrison	$20.14	$20.51	$20.83
Total / Wtd. Average	$24.53	$24.74	$25.20

(1)	As provided by the borrower.
(2)	The 635 Elliott property has not been occupied since its completion in 2009.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Selig Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per SF
Base Rent(2)	$16,394,751	$17,085,826	$16,898,437	$16,791,453	$22,552,692	$20.83
Gross Up Vacancy	0	0	0	0	3,682,347	3.40
Contractual Rent Steps(3)	0	0	0	0	656,782	0.61
Total Rent	$16,394,751	$17,085,826	$16,898,437	$16,791,453	$26,891,821	$24.84
Total Reimbursables(4)	600,054	421,384	343,235	336,487	937,469	0.87
Parking Revenue(5)	1,507,812	1,469,156	1,568,802	1,572,615	2,940,615	2.72
Other Revenue	148,729	177,679	190,764	195,443	195,443	0.18
Vacancy & Credit Loss(6)	161,278	(523,510)	(513,067)	(987,999)	(3,682,347)	(3.40)
Effective Gross Income	$18,812,623	$18,630,534	$18,488,171	$17,907,999	$27,283,001	$25.20

Total Operating Expenses	$6,962,129	$7,294,412	$7,234,287	$7,347,957	$7,205,223	$6.66

Net Operating Income	$11,850,495	$11,336,122	$11,253,884	$10,560,042	$20,077,778	$18.55
TI/LC	0	0	0	0	851,546	0.79
Replacement Reserves	0	0	0	0	270,654	0.25
Net Cash Flow	$11,850,495	$11,336,122	$11,253,884	$10,560,042	$18,955,579	$17.51

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on contractual rents as of March 25, 2014 and contractual rent steps through June 30, 2015. Base Rent includes $4,248,326 of rental revenue for the recently executed Amazon lease.  Base rent also includes $697,601 for the following tenants who have executed leases but have not yet taken occupancy or begun paying rent: Walsh Construction, Lorber Law and Seattle Corporate Search.  We cannot assure you that these tenants will take occupancy and begin paying rent as expected or at all.

(3)	Present value of contractual rent steps for investment-grade tenants (Amazon, Sound Transit and J.B. Hunt Transport, Inc.) through the loan maturity date using an 8.0% discount rate.
(4)	Includes reimbursement of all estimated expenses at the 635 Elliott property, as Amazon will lease 100% of the space on a triple-net basis.
(5)	Incorporates estimated parking usage at the 635 Elliott property (which is part of the collateral) based on the number of spaces Amazon has the right to use at a contractual rate per its lease.
(6)
Historical Credit Loss includes a recovery of $182,753 in 2011, and losses of $520,400, $472,818 and $932,818 in 2012, 2013 and the 2/28/2014 TTM period, respectively.  The losses are driven by tenants that are no longer at the Selig Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

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Appraisal. According to the appraisals dated as of April 3, 2014, the Selig Portfolio Properties had an aggregate “as-is” appraised value of $335,300,000 and an aggregate “as stabilized” appraised value of $354,500,000, based on stabilized occupancy at certain of the Selig Portfolio Properties as of dates ranging from September 2014 to October 2015.

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Environmental Matters. According to a Phase I environmental report dated April 14, 2014, the 635 Elliott and 645 Elliott properties had together been listed as a leaking underground storage tank site and a state hazardous waste site, and was remediated from 1990 through 2011 as a voluntary cleanup program case that was closed in 2011.  Although a no further action letter was issued with respect to the historic contamination, the associated underground storage tank and state hazardous waste site case remains open for administrative purposes, and the environmental consultant recommended consultation with the Washington Department of Ecology  to determine whether any additional administrative, investigation, or remediation actions are needed in order to achieve administrative closure of the open case.  In addition, a Phase I environmental report dated April 14, 2014, related to the Fourth & Blanchard property reported the presence of a groundwater monitoring well in an alley between the Fourth & Blanchard property and an adjacent building.  The well reportedly is associated with a public works project, but no records were immediately available.  The Phase I environmental report recommended that an agency review be performed in order to determine the purpose of the well.  According to the remaining Phase I environmental reports, each dated April 14, 2014, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at the 200 West Thomas, North Tower - 100 West Harrison and South Tower - 100 West Harrison properties.

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Market Overview and Competition.  The Selig Portfolio Properties are located within the Seattle central business district, which contains approximately 41.5 million SF of office space with a direct vacancy level of 12.2% as of the 4th quarter 2013, and rents with an average asking rate of $31.31 per SF. The Seattle central business district recorded 3.1 million SF of office leasing activity and approximately 1.4 million SF of absorption in 2013.  The Fifth & Jackson property is located in the Pioneer Square / International District submarket, and the remaining six properties are located in the Lower Queen Anne / Lake Union submarket.  Office space in the Pioneer Square / International District submarket totaled 4.2 million SF with a direct vacancy level of 9.1% as of the 4th quarter 2013, and rents with an average asking rate of $27.06 per SF.  Office space in the Lower Queen Anne / Lake Union submarket totaled 7.7 million SF with a direct vacancy level of 8.7% as of the 4th quarter 2013, and rents with an average asking rate of $27.97 per SF.  The Selig Office Portfolio Properties compete with office properties of similar location, type and class, which vary across the Selig Office Portfolio.

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The Borrower.  The borrower of the Selig Portfolio Loan Combination is SREH 2014 LLC, a single-purpose entity that owns no assets other than the Selig Portfolio Properties. The non-recourse carveout guarantors are Selig Family Holdings, LLC and Martin Selig, jointly and severally. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Selig Portfolio Loan Combination.  Martin Selig is the principal and founder of Martin Selig Real Estate.  Martin Selig Real Estate was founded in 1958 and is a privately-held company in the commercial real estate industry in Washington state.  Martin Selig Real Estate is headquartered in Seattle, Washington and owns a portfolio of more than 4.25 million SF of Seattle commercial office space across 19 buildings.

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Escrows. At origination, the borrower funded (a) an insurance reserve of $178,601, (b) a tax reserve of $154,704, (c) a deferred maintenance reserve of $253,110 and (d) a reserve of $2,898,012 which includes, (i) a free rent reserve amount equal to seven months’ base rent under the Amazon lease in connection with the seven-month free rent period prior to November 21, 2014, the date the tenant is required to take occupancy and begin paying rent ($2,478,190), that will be remitted to the cash management account on a monthly basis and reduced proportionately for any space that Amazon commences paying rent on or prior to November 21, 2014 and (ii) a tenant allowances reserve ($419,822).  On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

period, (iii) a tenant improvement and leasing commissions reserve in the amount of $135,316 and (iv) a capital expenditure reserve in the amount of $22,553.

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Lockbox and Cash Management. The Selig Portfolio Loan Combination requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  The loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt.  All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.

On each business day that no Selig Portfolio Trigger Period or event of default under the Selig Portfolio Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled account containing only amounts relating to the Selig Portfolio Loan Combination (the “Operating Account”). On each due date during a Selig Portfolio Trigger Period (and, at lender’s option, during the continuance of an event of default until the Selig Portfolio Loan Combination has been accelerated), the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account.  So long as no event of default is continuing, all amounts in the excess cash flow reserve account are required to be swept into the cash management account on the first due date after which the borrower delivers evidence reasonably satisfactory to the lender that no Selig Portfolio Trigger Period is then continuing.  During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Selig Portfolio Loan Combination in such order of priority as the lender may determine.

A “Selig Portfolio Trigger Period” means the period (A) commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the loan documents) of the Selig Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is less than $15,087,022.40 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Selig Portfolio Properties for the twelve-month period immediately preceding such fiscal quarter end is equal to or greater than $15,087,022.40 (as adjusted to account for property releases) or (B) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered and they indicate that no trigger period under clause (A) above has commenced.

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Property Management. The Selig Portfolio Properties are currently managed by MSRE Management, L.L.C. pursuant to a management agreement.  Under the loan documents, the Selig Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which the lender has received a Rating Agency Confirmation.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Selig Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default under the management agreement after the expiration of any applicable notice and/or cure periods (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

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Permitted Pari Passu Debt.  Upon 30 days’ prior written notice to the lender, the borrower may elect (an “Additional Permitted Debt Election”), to incur additional pari passu fixed-rate debt that is co-terminus with the Selig Portfolio Loan (“Additional Permitted Debt”) secured by the Selig Portfolio Properties, provided that (i) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to April 24, 2019, the aggregate loan-to-value ratio (as calculated under the loan documents) may not exceed 60%, and if the borrower requests the lender’s approval of an Additional Permitted Debt Election after April 24, 2019, the aggregate loan-to-value ratio may not exceed 55%; (ii) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to April 24, 2019, debt service coverage ratio (as

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

calculated under the loan documents) for the twelve-month period immediately preceding the most recently ended fiscal quarter must be equal to or greater than 1.65x, and if such request is made after April 24, 2019, the debt service coverage ratio for the twelve-month period immediately preceding such fiscal quarter end must be equal to or greater than 1.60x; (iii) the debt yield (as calculated under the loan documents) for the twelve-month period immediately preceding the most recently ended fiscal quarter may be no less than 9.57%; (iv) the lender of the Additional Permitted Debt is required to enter into a co-lender agreement with the lender; (v) Rating Agency Confirmation is obtained; (vi) a REMIC opinion, as well as updated non-consolidation and enforceability opinions must be delivered; (vii) the borrower, the lender and the lender of the Additional Permitted Debt have executed amendments to the loan documents reasonably requested by any such party to reflect the existence of such Additional Permitted Debt; (viii) borrower must pay all reasonable out of pocket costs and expenses incurred by the lender and (ix) lender has otherwise approved the terms and documentation of such loan.

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Mezzanine or Subordinate Indebtedness. Fixed rate mezzanine debt is permitted from certain qualified institutional lenders meeting the requirements set forth in the loan agreement for the Selig Portfolio Loan to a direct owner of the borrower that is secured by a pledge of direct equity interests in the borrower (a “Permitted Mezzanine Loan”), so long as (i)  the aggregate loan-to-value ratio (as calculated under the loan documents) does not exceed 58.8%; (ii) the debt yield (as calculated under the loan documents) for the twelve-month period immediately preceding such fiscal quarter end is at least 9.57%; (iii) the debt service coverage ratio (as calculated under the loan documents) for the twelve-month period immediately preceding such fiscal quarter end is at least 2.05x; (iv) no event of default has occurred and is continuing under any of the loan documents; (v) the lender has received evidence that the Permitted Mezzanine Loan has no adverse effect on the bankruptcy remote status of the borrower under the rating agency requirements and a new non-consolidation opinion; (vi) the lender receives all items reasonably required to evaluate and approve of the Permitted Mezzanine Loan, including current rent rolls, operating statements and financial statements; (vii) the lender determines that there has been no material adverse change in the condition, financial, physical or otherwise, of any of the Selig Portfolio Properties or the borrower from and after the origination date; (viii) the borrower has executed amendments to the loan documents reasonably required by the lender to reflect the existence of such Permitted Mezzanine Loan and has received enforceability and due authorization opinions with respect thereto; (ix) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; (x) Rating Agency Conformation has been obtained and (xi) lender has otherwise approved the terms and documentation of such loan.

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Release of Collateral. Provided no event of default is then continuing under the Selig Portfolio Loan, at any time on or after the first due date following the second anniversary of the securitization Closing Date, the borrower may obtain the release of one or more of the Selig Portfolio Properties from the lien of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Selig Portfolio Release Price for each Selig Portfolio Property being released, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan documents) for the remaining Selig Portfolio Properties for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.05x and (b) the debt service coverage ratio immediately prior to the release and (iii) delivery of Rating Agency Confirmation with respect to such defeasance.

“Selig Portfolio Release Price” means, with respect to the release of any Selig Portfolio Property, the greater of (x) 90% of net sales proceeds with respect to such Selig Portfolio Property and (y) (i) in the case of the 635 Elliott property, the 645 Elliott property, the Fourth & Blanchard property and the Fifth & Jackson property, 125% of their respective allocated loan amounts and (ii) in the case of the North Tower – 100 West Harrison Street property, the South Tower – 100 West Harrison property and the 200 West Thomas property, 115% of their respective allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SELIG PORTFOLIO

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Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Selig Portfolio Properties, plus twelve months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Selig Portfolio Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the Selig Portfolio Properties and business interruption/rental loss insurance required under the loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Selig Portfolio Properties are separately allocated to the Selig Portfolio Properties under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

MIDTOWN SOUTH
MURRAY HILL
HERALD SQUARE
CHELSEA
Bryant Park
NEW YORK PUBLIC LIBRARY
EMPIRE STATE BUILDING
MADISON SQUARE GARDEN
MACY'S
FASHION INSTITUTE OF TECHNOLOGY
GRAND CENTRAL TERMINAL
W 42ND STREET
W 34TH STREET
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
Hyatt NYC Portfolio
1 Hyatt Herald Square
30-32 West 31st Street
New York, NY 10001
2 Hyatt Place Midtown South
52 West 36th Street
New York, NY 10018
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		GSMC
Location (City/State)	New York, New York	Cut-off Date Principal Balance		$90,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$293,159.61
Size (Rooms)	307	Percentage of Initial Pool Balance		7.3%
Total TTM Occupancy as of 5/31/2014	95.5%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 5/31/2014	95.5%	Type of Security		Fee Simple
Year Built / Latest Renovation(1)	2011, 2013 / 2014, NAP	Mortgage Rate		4.3005%
Appraised Value(2)	$165,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24

Underwritten Revenues	$28,143,409
Underwritten Expenses	$15,973,829
Underwritten Net Operating Income (NOI)	$12,169,580	Escrows
Underwritten Net Cash Flow (NCF)	$11,043,844		Upfront	Monthly
Cut-off Date LTV Ratio	54.4%	Taxes	$226,294	$226,294
Maturity Date LTV Ratio(3)	40.8%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(4)	2.28x / 2.07x	FF&E(5)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.5% / 12.3%	Other(6)	$2,500,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$90,000,000	100.0%	Loan Payoff	$60,011,467	66.7%
			Principal Equity Distribution(7)	25,876,541	28.8
			Reserves	2,726,294	3.0
			Closing Costs	1,385,698	1.5
Total Sources	$90,000,000	100.0%	Total Uses	$90,000,000	100.0%

(1)
The Hyatt Herald Square Property was opened in January 2012 as a full-service Holiday Inn and is undergoing renovation and conversion into a full-service Hyatt and is expected to be completed by October 2014. The Hyatt Place Midtown South Property opened in March 2013.

(2)	See “—Appraisals” below.
(3)
The Maturity Date LTV Ratio is calculated utilizing the aggregate “as-stabilized” appraised value of $187,400,000. The Maturity Date LTV Ratio, calculated on the basis of the aggregate “as-is” appraised value, is 46.2%.

(4)	Based on the current interest only payments, the DSCR based on Underwritten NOI and the DSCR based on Underwritten NCF are 3.10x and 2.81x, respectively.
(5)
The monthly FF&E reserve is equal to the greater of any franchise-mandated amount and 4.0% of the actual revenues from the related Hyatt NYC Portfolio Property for the most recently ended calendar month. Monthly FF&E reserves are held by manager in an account pledged to the lender. See “—Escrows” below.

(6)	Other upfront reserve represents a performance reserve in the amount of $2,500,000 in connection with the Hyatt Herald Square Property PIP. See “—Escrows” below.
(7)
The borrower is expected to utilize funds from the Principal Equity Distribution to complete the Hyatt Herald Square PIP. The estimated cost of the Hyatt Herald Square PIP is $6,950,000.  As of origination, the borrower has spent approximately $2,715,000 of this amount, primarily on FF&E deposits, leaving an estimated $4,235,000 in expected remaining expenditures.  As the loan agreement allows for up to $592,000 to be released from the Hyatt Herald Square Property FF&E reserve in respect of the Hyatt Herald Square PIP, the remaining amount is expected to be funded by the borrower.  Additionally, the borrower sponsor is expected to use distributions from the Principal Equity Distribution to pay down its corporate revolving line.

■
The Mortgage Loan. The mortgage loan (the “Hyatt NYC Portfolio Loan”) is evidenced by a note in the original principal amount of $90,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in two hotels located in New York, New York (the “Hyatt Herald Square Property” and the “Hyatt Place Midtown South Property”, collectively, the “Hyatt NYC Portfolio Properties”).  The Hyatt NYC Portfolio Loan was originated by Goldman Sachs Mortgage Company on July 3, 2014 and represents approximately 7.3% of the Initial Pool Balance.  The note evidencing the Hyatt NYC Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $90,000,000 and has an interest rate of 4.3005% per annum.  The borrower utilized a portion of the proceeds of the Hyatt NYC Portfolio Loan to refinance the existing debt on the Hyatt NYC Portfolio Properties and will utilize the remaining proceeds to fund a renovation/conversion of the Hyatt Herald Square Property and provide equity to the borrower sponsor.

The Hyatt NYC Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Hyatt NYC Portfolio Loan requires monthly payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2024.  Voluntary prepayment of the Hyatt NYC Portfolio Loan is prohibited prior to April 6, 2024.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Properties. The Hyatt NYC Portfolio Properties consist of two hotels totaling 307 keys. The Hyatt Herald Square Property opened in January 2012 and has operated as the Holiday Inn New York City

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

Midtown - 31st Street. The Hyatt Place Midtown South Property opened in March 2013. Each property was acquired just prior to their respective openings, and the aggregate amount paid for the Hyatt NYC Portfolio Properties was $128,446,594. Prior to origination, the borrower sponsor had invested an additional $4,447,544 in capital improvements in the Hyatt NYC Portfolio Properties since their respective acquisitions, including $486,892 of expenditures from the pre-existing FF&E reserves.

The Hyatt Herald Square Property is a 122 key, 19-story hotel located in lower Midtown Manhattan on West 31st between Broadway and 5th Avenue. The Hyatt Herald Square Property was constructed in 2011 as a full-service Holiday Inn and offers a fitness center, a lobby bar, a restaurant and a seasonal rooftop bar. The borrower has committed to a $6.95 million property improvement plan to convert the Hyatt Herald Square Property from its current branding as the Holiday Inn New York City Midtown - 31st Street. The conversion is expected to start in July 2014 with renovations of the lobby and restaurant and finish by October 2014 following a two month closure and renovation of all the guestrooms. As of the origination date, $2,841,898 of the estimated $6,950,000 has already been expended by the borrower in connection with the renovation/conversion.  Additionally, between acquisition and origination, the borrower has spent $1,466,543 in additional capital improvements at the Hyatt Herald Square Property including $347,789 of expenditures from the FF&E reserves in place pursuant to the pre-existing management agreements.

The Hyatt Place Midtown South Property is a 185 key, 25-story, select-service hotel located in lower Midtown Manhattan on West 36th Street between 5th Avenue and 6th Avenue. The Hyatt Place Midtown South Property was constructed in 2013 and amenities include complimentary breakfast, a café/restaurant, free Wi-Fi and a 24-hour fitness center.

The following table presents certain information relating to the Hyatt NYC Portfolio Properties:

Property Name	Number of Rooms	Cut-off Date Allocated Loan Amount	% of Cut-off Date Allocated Loan Amount	Year Built	Appraised Value	UW NCF	UW NCF per Room
Hyatt Herald Square	122	$36,000,000	40.0%	2011	$57,400,000	$4,198,402	$34,413
Hyatt Place Midtown South	185	54,000,000	60.0	2013	108,000,000	6,845,442	37,002
Total / Wtd. Avg.	307	$90,000,000	100.0%		$165,400,000	$11,043,844	$35,973

The following table presents certain information relating to the 2013 demand analysis with respect to the Hyatt NYC Portfolio based on market segmentation, as provided in the appraisals for the Hyatt NYC Portfolio Properties:

Estimated 2013 Accommodated Room Night Demand (1)
Property	Commercial	Meeting and Group	Leisure
Hyatt Herald Square	45.0%	5.0%	50.0%
Hyatt Place Midtown South	45.0%	5.0%	50.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the trailing twelve-month period through May 2014 penetration rates relating to the Hyatt NYC Portfolio Properties, as provided in the May 2014 travel research reports:

TTM 5/31/2014 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Hyatt Herald Square	102.9%	95.2%	97.9%
Hyatt Place Midtown South	102.6%	107.5%	110.4%
Wtd. Avg.(2)	102.7%	102.6%	105.4%

(1)	Source: May 2014 travel research reports.
(2)	Weighted based on the Cut-off Date Allocated Loan Amount.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hyatt NYC Portfolio Properties:

Hyatt NYC Portfolio(1)
	2012			2013			TTM 5/31/2014
Property	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR	Occ.(2)	ADR	RevPAR
Hyatt Herald Square(3)	80.4%	$233.94	$188.00	92.6%	$227.82	$210.87	95.3%	$224.50	$213.98
Hyatt Place Midtown South(4)	-	-	-	76.0%	$276.06	$209.91	95.6%	$259.11	$247.81
Wtd. Avg.	80.4%	$233.94	$188.00	82.6%	$254.58	$210.30	95.5%	$245.39	$234.37

(1)	As provided by the borrower.
(2)	Reflects average occupancy for the indicated period.
(3)	The Hyatt Herald Square Property opened in January 2012 and Occupancy reflects partial average occupancy for 2012.
(4)	The Hyatt Place Midtown South Property opened in March 2013 and Occupancy reflects partial average occupancy for 2013.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hyatt NYC Portfolio Properties:

Cash Flow Analysis(1)
	2012(2)	2013(3)	TTM 5/31/2014	Underwritten	Underwritten $ per Room
Rooms Revenue	$8,394,616	$23,564,713	$26,261,974	$27,443,002	$89,391
Food & Beverage Revenue	207	357,915	498,097	604,233	1,968
Other Operating Revenue	156,306	171,980	97,559	96,174	313
Total Revenue	$8,551,129	$24,094,608	$26,857,630	$28,143,409	$91,672

Room Expense	$1,490,645	$4,333,685	$5,125,045	$5,500,757	$17,918
Food & Beverage Expense	1,994	410,708	577,058	628,605	2,048
Other Operating Expense	25,557	68,776	76,157	75,327	245
Total Departmental Expense	$1,518,196	$4,813,169	$5,778,260	$6,204,689	$20,211
Total Undistributed Expense	2,445,629	5,679,619	6,344,140	6,988137	22,763
Total Fixed Charges	720,886	1,814,072	2,494,443	2,781,003	9,059
Total Operating Expenses	$4,684,711	$12,306,860	$14,616,843	$15,973,829	$52,032

Net Operating Income	$3,866,418	$11,787,748	$12,240,787	$12,169,580	$39,640
FF&E	340,516	963,008	1,074,253	1,125,736	3,667
Net Cash Flow	$3,525,902	$10,824,740	$11,166,534	$11,043,844	$35,973

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Only reflects the Hyatt Herald Square Property’s performance, which opened in January 2012 and operated as the Holiday Inn New York City Midtown - 31st Street.
(3)	Reflects a full year of Hyatt Herald Square Property performance and a partial year of Hyatt Place Midtown South Property performance (opened in March 2013).

■
Appraisals.  According to the appraisal dated as of June 24, 2014, the Hyatt Herald Square Property has an “as-is” appraised value of $57,400,000 and a “when complete” appraised value of $68,900,000 as of October 2014 following the completion of the renovation and conversion to a Hyatt-branded hotel.  Additionally, the Hyatt Herald Square Property has an “as-stabilized” appraised value of $72,400,000.  According to the appraisal dated as of June 20, 2014, the Hyatt Place Midtown South Property has an “as-is” appraised value of $108,000,000 and an “as stabilized” appraised value of $115,000,000.

■
Environmental Matters.  According to Phase I environmental reports dated June 11, 2014, there are no existing environmental conditions or recommendations for further action at the Hyatt Herald Square Property or the Hyatt Place Midtown South Property.

■
Market Overview and Competition.  The Hyatt Herald Square Property is located in lower Midtown Manhattan in the Garment District neighborhood. The Hyatt Herald Square Property and its competitive set collectively had an average occupancy of 90.5%, ADR of $280.82, and RevPAR of $253.88 as of year-end 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

The following table presents certain information relating to the primary competition for the Hyatt Herald Square Property:

Property	Number of Rooms	Year Built	Estimated 2013 Occupancy	Estimated 2013 ADR	Estimated 2013 RevPAR
Hyatt Herald Square	122	2011	93%	$226.08	$210.87
Roger New York	194	1920	85%	$250.00	$212.50
Hilton Garden Inn West 35th Street	298	2009	100%	$256.00	$256.00
Ace Hotel New York	280	2009	93%	$321.00	$298.53
Strand Hotel New York	176	2009	86%	$275.00	$236.50
Eventi Hotel	292	2010	88%	$318.00	$279.84
Hyatt Place New York Midtown South	185	2013	95%	$276.00	$262.20
Courtyard By Marriott New York Manhattan Herald Square	167	2013	78%	$280.00	$218.40

Source: Appraisal.

The Hyatt Place Midtown South Property is located in lower Midtown Manhattan in the Garment District neighborhood. The Hyatt Place Midtown South Property and its competitive set collectively had an average occupancy of 89.3%, ADR of $253.04, and RevPAR of $225.32 as of year-end 2013.

The following table presents certain information relating to the primary competition for the Hyatt Place Midtown South Property:

Property	Number of Rooms	Year Built	Estimated 2013 Occupancy	Estimated 2013 ADR	Estimated 2013 RevPAR
Hyatt Place Midtown South	185	2013	95%	$276.00	$262.20
Comfort Inn New York Manhattan	132	1986	82%	$200.00	$164.00
Hampton Inn New York 35th Street Empire State Building	146	2008	97%	$242.00	$234.74
Hilton Garden Inn West 35th Street	298	2009	100%	$256.00	$256.00
Strand Hotel New York	176	2009	83%	$273.00	$226.59
Fairfield Inn by Marriott New York Manhattan Fifth Avenue	92	2009	97%	$235.00	$227.95
Holiday Inn Express NYC Herald Square 36th Street	135	2013	90%	$220.00	$198.00
Springhill Suites Midtown Fifth Avenue	173	2013	75%	$285.00	$213.75
Best Western Premier Herald Square Hotel	94	2013	93%	$211.00	$196.23
Courtyard by Marriott New York Manhattan Herald Square	167	2013	78%	$280.00	$218.40

Source: Appraisal.

■
The Borrower.  The borrower is, collectively, CHSP 31st Street LLC and CHSP 36th Street LLC, each of which is a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt NYC Portfolio Loan. Chesapeake Lodging, L.P., the owner of the borrower, is the non-recourse carveout guarantor under the Hyatt NYC Portfolio Loan.  Chesapeake Lodging, L.P. is the operating partnership of Chesapeake Lodging Trust.  Chesapeake Lodging Trust is a self-advised real estate investment trust that was organized in June 2009 and is primarily focused on investments in upper-upscale hotels in major business and convention markets and certain premium select-service urban hotels.  Chesapeake Lodging Trust currently owns 20 hotels with an aggregate of 5,932 rooms in eight states and the District of Columbia.

■
Escrows. At origination, the borrower funded a performance reserve in the amount of $2,500,000 in connection with converting the Hyatt Herald Square Property from a Holiday Inn branded-hotel into a Hyatt-branded hotel.  The performance reserve will be disbursed to the borrower on the later of October 31, 2014 or the first due date following the completion of the Hyatt Herald Square property improvement plan (the “Hyatt Herald Square PIP”) and reopening of the Hyatt Herald Square Property as a Hyatt-branded hotel, provided no event of default under the Hyatt NYC Portfolio Loan is continuing.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding twelve-month period and (ii) commencing when the Hyatt NYC Portfolio Properties are no longer insured under a blanket insurance program meeting the requirements under the loan documents, an insurance reserve in an amount

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period.

In addition, on each due date, each manager will be required to fund into an FF&E reserve account established under the related management agreement, and in the name of the borrower for each of the Hyatt NYC Portfolio Properties (which accounts are pledged to the lender and subject to account control agreements in favor of the lender) FF&E reserves with respect to each Hyatt NYC Portfolio Property in an amount equal to the greater of (i) the amount required to be reserved pursuant to the related management or franchise agreement for FF&E and (ii) 4% of the revenues from the related Hyatt NYC Portfolio Property for the most recently ended calendar month (the “FF&E Funding Amount”).  During the continuance of an FF&E Reserve Period or Hyatt NYC Portfolio Trigger Period the borrower is required to fund the FF&E Funding Amount into a lender-controlled FF&E reserve account for each of the Hyatt NYC Portfolio Properties.

An “FF&E Reserve Period” means a period commencing when the manager fails to fund the respective FF&E reserves maintained by manager under the management agreements in an amount equal to the FF&E Funding Amount, a Hyatt NYC Portfolio Trigger Period or an event of default under the loan documents exists and ending when the failure has been cured, such Hyatt NYC Portfolio Trigger Period is no longer continuing, and/or such event of default has been waived by the lender, as applicable.

A “Hyatt NYC Portfolio Trigger Period” means any period (i) commencing on the day immediately following the due date in October 2014 if the borrower has not completed the planned conversion/reopening of the Hyatt Herald Square Property from a Holiday Inn to a Hyatt and ending when such conversion/reopening is completed or (ii) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $8,500,000, and ending at the conclusion of a fiscal quarter for which the net operating income for the trailing twelve-month period (ending on the last day of the fiscal quarter) is equal to or greater than $8,500,000.

■
Lockbox and Cash Management.  The Hyatt NYC Portfolio Loan requires a hard lockbox, which is already in place.  The loan documents also require that all credit card receivables, cash revenues and all other money received by either borrower, property manager or operating lessee be deposited into the operating account established under the management agreement and controlled by the property manager related to the applicable Hyatt NYC Portfolio Property.  These operating accounts are pledged to the lender and subject to account control agreements. The operating lessee will be required to cause all amounts required to be remitted by any property manager to the borrower or operating lessee to be remitted directly to a lender-controlled cash management account or, if such amounts are remitted to the borrower or operating lessee, to cause such amounts to be remitted to the cash management account within one business day after receipt.  Provided that no Hyatt NYC Portfolio Trigger Period or event of default under the Hyatt NYC Portfolio Loan is continuing, on each business day (or less frequently at the borrower’s option) all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to an account controlled by the related borrower or operating lessee.

On each due date during a Hyatt NYC Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the Hyatt NYC Portfolio Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service and required reserves, subject to the terms of the loan documents, be reserved in an excess cash flow account as additional collateral for the Hyatt NYC Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HYATT NYC PORTFOLIO

■
Property Management.  The Hyatt NYC Portfolio Properties are managed by Real Hospitality Group, LLC pursuant to management agreements. Under the loan documents, the Hyatt NYC Portfolio Properties must remain managed by Real Hospitality Group, LLC or another management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of a material default by the property manager under the related management agreement (after the expiration of any applicable notice and/or cure periods), the lender has the right to require the related borrower to exercise all available remedies under such management agreement and, if the exercise of those remedies results in the termination of such management agreement, engage a replacement property manager reasonably acceptable to the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Hyatt NYC Portfolio Properties (plus rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Hyatt NYC Portfolio Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $500,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Hyatt NYC Portfolio Properties are separately allocated to the Hyatt NYC Portfolio Properties and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Operating Leases.  Indirect, wholly owned subsidiaries of the non-recourse carveout guarantor, CHSP TRS 31st Street LLC and CHSP TRS 36th Street LLC (“Operating Lessees”), which are single-purpose, single-asset entities formed solely for the purpose of operating the Hyatt Herald Square and the Hyatt Place Midtown South, lease the Hyatt Herald Square Property and the Hyatt Place Midtown South Property from the borrower pursuant to lease agreements: the first relating to the Hyatt Herald Square Property dated December 22, 2011 (effective through July 31, 2014) and amended and restated by a lease dated June 25, 2014 (effective from and after August 1, 2014) and the second relating to the Hyatt Place Midtown South Property dated March 8, 2013 (the “Operating Leases”). These Operating Leases are pledged to the lender as additional collateral for the Hyatt NYC Portfolio Loan under the mortgage. The Operating Lessees are the parties to the management agreements.  Upon foreclosure, the lender may terminate the Operating Leases at its sole option without the payment of any termination fee.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

Chula Vista Center
555 Broadway
Chula Vista, CA 91910
San Diego
National City
Coronado
Chula Vista
Bonita
Imperial Beach
San Diego Bay
Mission Bay
Qualcomm Stadium
University Of San Diego
Fashion Valley Mall
Westfield Mission Valley Shopping Mall
College West
San Diego State University
Seaworld
Sea World Dr
Midway Towne Center
Sports Arena
Old Town
Mission Hills
University Heights
Normal Heights
El Cajon Blvd
El Cerrito
Campus Plaza
Loma Portal
Promise Hospital Of San Diego
University Square
North Park
City Heights
Midway District
Midtown
San Diego International Airport
San Diego Zoo
Balboa Park
Bankers Hill
Marketplace At The Grove
Oak Park
South Park
Broadway Heights
Downtown San Diego
Santa Fe Depot
Gaslamp Quarter
Emerald Hills
Grant Hill
Petco Park
North Island Naval Air Station
Martin Luther King Jr Mem Park
Paradise Valley Hospital
South Bay Plaza North
Sweetwater Plaza Shopping Center West
South Bay Marketplace
Plaza Bonita
Sweetwater Marsh National WMA
E St
F St
H St
J St
Third Ave
4th Ave
Broadway
Naples St
Hilltop Dr
San Diego Country Club
Costco Plaza
Palomar Trolley Center
Otay Valley Regional Park
Southland Plaza Shopping Center
CARTIFACT
Carlsbad
Encinitas
Rancho Santa Fe
Solana Beach
Fairbanks Ranch
Poway
Del Mar
Ramona
Santee
Lakeside
La Jolla
La Mesa
El Cajon
Crest
Spring Valley
Lemon Grove
La Presa
Jamul
Coronado
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

macy's
sears
jcpenney
KAPLAN UNIVERSITY
Foot Locker
Lady Foot Locker
Panera
VANS
Lids
KAY
EXPRESS
charlotte russe
VICTORIA'S SECRET
NEW YORK & COMPANY
CVS
Burlington
PARKING STRUCTURE
sears
T.B.A.
N
Anchor
Non Anchor
Vacant
Not Part of Collateral

sears
amc
THEATRES
COZY CORNER
VACANT
OPEN BELOW
N
Anchor
Non Anchor
Vacant
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

H STREET
I STREET
BROADWAY AVENUE
RED LOBSTER
macy's
sears
jcpenney
SEE UPPER LEVEL PLAN
RETAIL SHOPS
FOOD COURT UPPER LEVEL
ENTERTAINMENT COURT
CENTER COURT
CVS
sears
PARKING STRUCTURE
Burlington
BURGER KING
Olive Garden
Anchor
Non Anchor
Vacant
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Chula Vista, California	Cut-off Date Principal Balance		$70,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$144.08
Size (SF)	485,841	Percentage of Initial Pool Balance		5.7%
Total Occupancy as of 4/30/2014(1)	96.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/30/2014(1)	93.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1962, 1993-1994 / 2012	Mortgage Rate		4.1765%
Appraised Value	$116,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36
Underwritten Revenues	$11,767,383
Underwritten Expenses	$4,314,987	Escrows
Underwritten Net Operating Income (NOI)	$7,452,395		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,002,608	Taxes	$332,965	$83,241
Cut-off Date LTV Ratio	60.3%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	46.4%	Replacement Reserves(3)	$0	$12,855
DSCR Based on Underwritten NOI / NCF	1.82x / 1.71x	TI/LC(4)	$0	$19,859
Debt Yield Based on Underwritten NOI / NCF	10.6% / 10.0%	Other(5)	$2,744,270	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$70,000,000	100.0%	Principal Equity Distribution(6)	$55,074,748	78.7%
			Sponsor Cash Out	11,380,521	16.3
			Reserves	3,077,235	4.4
			Closing Costs	467,496	0.7
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

(1)
Total Occupancy (96.3%) and Owned Occupancy (93.3%) include both temporary tenant space and the AMC tenant space.  Total Occupancy excluding temporary tenant space is 91.0% and Owned Occupancy excluding temporary tenant space is 83.8%.  AMC has an executed lease but has not yet taken occupancy or commenced paying rent.  AMC is expected to take occupancy in August 2014 and begin paying rent in September 2014.  Total Occupancy excluding the AMC tenant space is 92.4% and Owned Occupancy excluding the AMC tenant space is 86.3%.  We cannot assure you that AMC will begin paying rent as expected or at all.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $131,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 52.4%. See “—Appraisal” below.

(3)	Replacement reserves are capped at $308,529. See “—Escrows” below.
(4)	TI/LC reserves are capped at $238,308.
(5)	Other upfront reserves represent unfunded obligation reserves for AMC ($2,500,000) and Payless ShoeSource ($244,270).
(6)
The Chula Vista Center Property previously secured a term loan for Rouse Properties L.P. At origination, Rouse Properties L.P. used the proceeds from the Chula Vista Center Loan to pay off a $55.1 million existing mortgage loan encumbering Sikes Senter property in Wichita Falls, Texas and pledged the Sikes Senter property under the term loan to replace the Chula Vista Center Property. The pro rata allocation for the Chula Vista Center Property under the term loan was $36.4 million.

■
The Mortgage Loan.  The mortgage loan (the “Chula Vista Center Loan”) is evidenced by a note in the original principal amount of $70,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a super-regional mall located in Chula Vista, California (the “Chula Vista Center Property”).  The Chula Vista Center Loan was originated by Goldman Sachs Mortgage Company on July 1, 2014 and represents approximately 5.7% of the Initial Pool Balance.  The note evidencing the Chula Vista Center Loan has an outstanding principal balance as of the Cut-off Date of $70,000,000 and has an interest rate of 4.1765% per annum.  The borrower utilized the proceeds of the Chula Vista Center Loan to recapitalize existing debt on the Chula Vista Center Property and to provide equity to the borrower sponsor.

The Chula Vista Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Chula Vista Center Loan requires payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in July 2024.  Voluntary prepayment of the Chula Vista Center Loan is prohibited prior to the due date in April 2024.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

■
The Mortgaged Property.  The Chula Vista Center Property is 485,841 SF of an approximately 878,341 SF open-air one and partial two-story super-regional mall in Chula Vista, California. The Chula Vista Center Property is located in the city of Chula Vista, within the southern portion of San Diego and situated along the southern side of H Avenue, east of Broadway. The Chula Vista Center Property is located less than one half mile from Interstate 5, and approximately 2.0 miles west of Interstate 805. The Chula Vista Center Property was constructed in 1962, expanded in 1993-1994 and was renovated in 1988, 1994, 2004, and most recently in 2012 when it underwent an approximate $3.0 million renovation of the common areas. The Chula Vista Center Property includes tenants such as Burlington Coat Factory, AMC (which has an executed lease and is expected to take occupancy in August 2014 and begin paying rent in September 2014), CVS, and restaurants including BJ’s Restaurant & Brewery, Panera Bread, Rubio’s Fresh Mexican Grill, Buffalo Wild Wings, See’s Candies, Jamba Juice and Project Pie. As of April 2014, the Total Occupancy was 96.3% and Owned Occupancy was 93.3%. The Chula Vista Center Property generates in-line, less than 10,000 SF comparable tenant (tenants that report sales and have been in occupancy for at least one year) sales of approximately $374 per SF and an occupancy cost of 11.7% as of April 30, 2014.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the mall of which the Chula Vista Center Property is a part:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Sears	B- / Caa1 / CCC+	250,000	28.5%	No	$100,050	$0.40	NAP	$128	0.3%	NA
Macy’s	NR / Baa2 / BBB+	142,500	16.2	No	$0	$0.00	NAP	$196	NA	NA
Burlington Coat Factory	NR / Caa1 /NR	83,232	9.5	Yes	$1,048,723	$12.60	4/30/2025	$143	8.8%	4, 5-year options
JCPenney	NR / NR / CCC+	80,000	9.1	Yes	$382,004	$4.78	11/30/2018	$170	2.8%	1, 5-year option
Total Anchors		555,732	63.3%

Jr. Anchors
AMC(3)	NR / NR / B	34,037	3.9%	Yes	$705,171	$20.72	6/30/2029	NA	NA	3, 5-year options
CVS	NR / Baa1 / BBB+	21,325	2.4	Yes	$607,669	$28.50	3/31/2018	$458	6.2%	1, 5-year option
Kaplan College	NR / Baa3 / BBB	18,274	2.1	Yes	$508,152	$27.81	11/30/2019	NA	NA	1, 5-year option
Olive Garden	BBB- / Baa3 / BBB-	12,000	1.4	Yes	$379,444	$31.62	7/31/2020	$615	5.1%	NA
Total Jr. Anchors		85,636	9.7%

Occupied In-line		188,738	21.5%		$6,187,549	$32.78
Occupied Food Court		6,056	0.7%		$355,525	$58.71
Occupied Outparcel		9,226	1.1%		$318,536	$34.53
Occupied Kiosk		560	0.1%		$21,000	$37.50
Vacant Spaces		32,393	3.7%		$0	$0.00
Total Owned SF		485,841	55.3%
Total SF		878,341	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Anchor sales are estimates as of December 31, 2013. Junior Anchor sales estimates are as of April 30, 2014.
(3)
AMC has an executed lease but has not yet taken occupancy or commenced paying rent.  AMC is expected to take occupancy in August 2014 and begin paying rent in September 2014.  We cannot assure you that AMC will begin paying rent as expected or at all.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Chula Vista Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Burlington Coat Factory	NR / Caa1 /NR	83,232	17.1%	$965,491	12.7%	$11.60	4/30/2025	$143	8.8%	4, 5-year options
AMC(4)	NR / NR / B	34,037	7.0	603,060	7.9	17.72	6/30/2029	NA	NA	3, 5-year options
CVS	NR / Baa1 / BBB+	21,325	4.4	563,481	7.4	26.42	3/31/2018	$458	6.2%	1, 5-year option
Kaplan College	NR / Baa3 / BBB	18,274	3.8	311,389	4.1	17.04	11/30/2019	NA	NA	1, 5-year option
BJ’s Restaurant & Brewery	NR / NR / NR	9,501	2.0	297,825	3.9	31.35	11/30/2023	$496	8.1%	2, 5-year options
New York & Company	NR / NR / NR	8,276	1.7	275,000	3.6	33.23	1/31/2015	$233	15.0%	NA
Olive Garden	BBB- / Baa3 / BBB-	12,000	2.5	261,360	3.4	21.78	7/31/2020	$615	5.1%	NA
Anna’s Linens	NR / NR / NR	12,009	2.5	224,161	2.9	18.67	(5)	$180	14.7%	NA
AT&T Mobility	A- / NR / NR	4,084	0.8	221,434	2.9	54.22	4/30/2018	NA	NA	NA
Shakey’s Pizza Parlor	NR / NR / NR	6,271	1.3	206,943	2.7	33.00	11/30/2019	$136	27.8%	NA
Ten Largest Owned Tenants		209,009	43.0%	$3,930,144	51.6%	$18.80
Remaining Owned Tenants		244,439	50.3	3,691,905	48.4	15.10
Vacant Spaces (Owned Space)		32,393	6.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		485,841	100.0%	$7,622,049	100.0%	$16.81

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Burlington Coat Factory sales are estimates as of December 31, 2013. Remaining tenant sales estimates are as of April 30, 2014.
(4)
AMC has an executed lease but has not yet taken occupancy or commenced paying rent.  AMC is expected to take occupancy in August 2014 and begin paying rent in September 2014.  We cannot assure you that AMC will begin paying rent as expected or at all.

(5)	Anna’s Linens occupies two suites at the Chula Vista Center Property. One 9,984 SF suite expires August 31, 2017 and a second 2,025 SF suite expires August 31, 2014.

The following table presents certain information relating to the lease rollover schedule at the Chula Vista Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	17,555	3.6	3.6%	174,591	2.3	9.95	8
2015	52,951	10.9	14.5%	860,695	11.3	16.25	21
2016	27,350	5.6	20.1%	550,428	7.2	20.13	13
2017	22,125	4.6	24.7%	692,468	9.1	31.30	6
2018	120,422	24.8	49.5%	1,153,194	15.1	9.58	7
2019	29,428	6.1	55.5%	747,179	9.8	25.39	5
2020	12,000	2.5	58.0%	261,360	3.4	21.78	1
2021	8,306	1.7	59.7%	120,000	1.6	14.45	1
2022	19,671	4.0	63.8%	483,095	6.3	24.56	4
2023	14,861	3.1	66.8%	519,413	6.8	34.95	5
2024	11,510	2.4	69.2%	491,075	6.4	42.67	5
2025 & Thereafter	117,269	24.1	93.3%	1,568,551	20.6	13.38	2
Vacant	32,393	6.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	485,841	100.0%		$7,622,049	100.0%	$ 16.81	78

(1)	Calculated based on approximate square footage occupied by each owned tenant per the rent roll dated April 30, 2014.

The following table presents certain information relating to historical leasing at the Chula Vista Center Property:

Historical Leased %(1)
	2011	2012	2013	As of 4/30/2014
Owned Space	91.6%	95.9%	93.9%	93.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chula Vista Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 04/30/2014	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$6,780,038	$7,128,245	$7,104,093	$7,125,629	$7,622,049	$15.69
Overage Rent	146,571	165,502	305,052	310,976	661,877	1.36
Kiosks / Temporary / Specialty(4)	698,037	709,356	716,773	765,676	762,190	1.57
Other Rental Revenue	430,358	339,466	433,649	389,893	391,368	0.81
Gross Up Vacancy	0	0	0	0	1,699,057	3.50
Total Rent	$8,055,004	$8,342,568	$8,559,567	$8,592,174	$11,136,542	$22.92
Total Reimbursables	2,995,171	2,479,653	2,556,658	2,473,006	2,329,898	4.80
Vacancy & Credit Loss	0	0	0	0	(1,699,057)	(3.50)
Effective Gross Income	$11,050,175	$10,822,221	$11,116,225	$11,065,180	$11,767,383	$24.22

Total Operating Expenses	$4,108,950	$4,243,006	$4,156,855	$4,166,915	$4,314,987	$8.88

Net Operating Income	$6,941,225	$6,579,216	$6,959,369	$6,898,265	$7,452,395	$15.34
TI/LC	0	0	0	0	295,522	0.61
Capital Expenditures	0	0	0	0	154,265	0.32
Net Cash Flow	$6,941,225	$6,579,216	$6,959,369	$6,898,265	$7,002,608	$14.41

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on the April 30, 2014 rent roll with rent steps through August 30, 2015.
(3)
Underwritten Base Rent includes base rent for AMC ($603,060).  AMC has an executed lease but has not yet taken occupancy or commenced paying rent.  AMC is expected to take occupancy in August 2014 and begin paying rent in September 2014.  We cannot assure you that AMC will begin paying rent as expected or at all.

(4)	Kiosk / Temporary / Specialty includes $609,828 of income associated with temporary tenants

■
Appraisal.  According to the appraisal, the Chula Vista Center Property had an “as-is” appraised value of $116,000,000 as of an effective date of May 29, 2014, and an “as stabilized” appraised value of $131,000,000 as of an effective date of June 1, 2016.  The “as stabilized” appraised value is based upon an assumed lease-up of in-line mall shop space to a level between 75.0% and 80.0% and the assumption that AMC takes occupancy.

■
Environmental Matters.  According to a Phase I environmental report, dated June 16, 2014, there are no current recognized environmental conditions or recommendations for further action at the Chula Vista Center Property other than a recommendation for an asbestos operations and maintenance plan.

■
Market Overview and Competition. The Chula Vista Center Property is a super-regional mall located in Chula Vista, California. The Chula Vista Center Property is located in the San Diego-Carlsbad-San Marcos metropolitan statistical area along the southern side of H Avenue and east of Broadway.  The Chula Vista Center Property is located less than one half mile from Interstate 5, and approximately 2.0 miles west of Interstate 805. As of 2014, the population within a 5-mile radius of the Chula Vista Center Property was 413,371 with an average household income of $120,226.

The following table presents certain information relating to the primary competition for the Chula Vista Center Property:

Competitive Set(1)
	Chula Vista Center	Westfield Plaza Bonita	Otay Ranch Town Center	Las Americas Premium Outlets
Distance from Subject	-	3.5 miles NE	9.5 miles E	7.5 miles S
Property Type	Super-Regional Mall	Super-Regional Center	Lifestyle Center	Outlet Center
Year Built	1962, 1993-1994	1981	2006	2001
Total GLA	878,341	1,019,293	678,244	561,428
Total Occupancy	96%	98%	85%	100%
Anchors	Sears, JCPenney, Macy’s, Burlington Coat Factory	Target, Cinema, Macy’s, JCPenney, Nordstrom Rack	Cinema, Macy’s, REI, Best Buy, Barnes & Noble	Last Call Neiman Marcus, Polo RL, Nike Factory Outlet

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

■
The Borrower. The borrower is Chula Vista Center, LP, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chula Vista Center Loan.  Rouse Properties, LP, an indirect owner of the borrower, is the non-recourse carveout guarantor under the Chula Vista Center Loan.  Rouse Properties, LP is the operating partnership of Rouse Properties, Inc., a publicly traded real estate investment trust headquartered in New York City. Rouse Properties, Inc.’s portfolio includes 35 malls in 22 states that represent approximately 24.5 million square feet of retail space.

■
Escrows. At origination, the borrower funded (i) an escrow reserve in the amount of $332,965 in respect of taxes, and (ii) a rollover reserve in the amount of $2,744,270 in respect of unfunded obligations.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period, unless, in the case of insurance payments, the borrower provides evidence that applicable blanket policies permitted under the loan documents are in effect, (ii) a capital expenditure reserve in an amount equal to $12,855, subject to a cap of $308,529 and (iii) a tenant improvement and leasing commission reserve in an amount equal to $19,859, subject to a cap of $238,308.

On each due date during a Chula Vista Lease Sweep Period, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and (other than in the case of an event of default) budgeted operating expenses, subject to the terms of the loan documents, be held in an escrow account with respect to each related Major Tenant, up to an amount equal to the product of $10 times the square footage leased by such Major Tenant, with remaining amounts to be remitted to the borrower-controlled operating account.  On each due date during a Chula Vista Cash Management Period (other than a Chula Vista Lease Sweep Period), the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and (other than in the case of an event of default) budgeted operating expenses, subject to the terms of the loan documents, be held as additional collateral for the Chula Vista Center Loan.

A “Chula Vista Center Cash Management Period” means the period (i) commencing upon the stated maturity date and ending upon the Chula Vista Center Loan being paid in full, (ii) commencing upon an event of default under the Chula Vista Center Loan and ending when such event of default has been cured (as long as no other event of default is continuing), (iii) commencing upon the debt service coverage ratio (as calculated under the loan documents) for the trailing twelve-month period (as of the last day of any fiscal quarter) falling below 1.15x and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio is equal to or greater than 1.20x or (iv) during the continuance of a Chula Vista Center Lease Sweep Period.

A “Chula Vista Center Lease Sweep Period” means the period commencing upon the occurrence of a Tenant Trigger Event and ending (i) in the case of any Tenant Trigger Event, when an amount has been deposited into a rollover reserve equal to $10 per SF of the related Major Tenant’s leased space; (ii) in the case of a Tenant Trigger Event solely under clauses (i), (ii) or (iii) of that definition, if the tenant exercises its renewal or extension option or the related space has been leased pursuant to one or more replacement leases reasonably approved by the lender; (iii) in the case of a Tenant Trigger Event solely under clause (iv) of that definition, if the related default has been cured; or (iv) in the case of a Tenant Trigger Event solely under clause (v) of that definition, if the insolvency proceeding has terminated and the related lease has been affirmed.

“Tenant Trigger Event” means the date that (i) a Major Tenant fails to give notice of renewal of its lease pursuant to the lease, (ii) a Major Tenant surrenders, cancels or terminates its lease prior to the expiration date, (iii) a Major Tenant discontinues its business (unless such tenant has an investment grade rating or continues to pay rent), (iv) a material monetary default under a Major Tenant lease (or other default where the borrower has a termination right) or (v) certain insolvency proceedings involving a Major Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

A “Major Tenant” is a tenant that (i) leases more than 20,000 SF of space at the Chula Vista Center Property (including space leased by any affiliate of such tenant), (ii) has a purchase option with respect to all or any portion of its leased space or (iii) is a borrower affiliate.

■
Lockbox and Cash Management.  The Chula Vista Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all rents (except de minimis and sponsorship income) received by the borrower or the property manager be deposited into the lockbox account within three business days after receipt.  For so long as no Chula Vista Center Cash Management Period is continuing, all amounts in the lockbox account will be swept on a daily basis to a borrower-controlled operating account.  During a Chula Vista Center Cash Management Period, all amounts in the lockbox account will be swept on a daily basis to a lender-controlled cash management account.

■
Property Management.  The Chula Vista Center Property is currently self-managed. There is currently no property management agreement for Chula Vista Center Property. Under the loan documents, the Chula Vista Center Property must remain self-managed or managed by (i) Rouse Properties, Inc., (ii) a property manager that (a) is a reputable, nationally or regionally recognized management company having at least five (5) years’ experience in the management of similar type properties, (b) at the time of its engagement as property manager has leasable square footage of the same property type as the Chula Vista Center Property equal to not less than 2,500,000 leasable square feet and (c) is not, at the time of appointment as property manager, the subject of a bankruptcy or similar insolvency proceeding or (iii) any other property manager consented to by the lender and with respect to which Rating Agency Confirmation has been received.  If the borrower enters into a management agreement, then the lender will have the right to require the borrower to replace the related property manager with a property manager approved by the lender in the event (i) an event of default under the Chula Vista Center Loan has occurred and is continuing, (ii) the property manager is in default beyond any applicable grace or cure period under the related management agreement, (iii) certain insolvency events with respect to the property manager or (iv) upon the gross negligence, malfeasance or willful misconduct of the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Release of Collateral.  At any time after the second anniversary of the securitization Closing Date, the borrower is permitted to obtain the release of a non-income producing vacant portion of the Chula Vista Center Property, subject to the satisfaction of certain conditions, including that: (i) no event of default is then continuing and the release will not cause an event of default to occur, (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the loan documents) for the remaining portion of the Chula Vista Center Property is at least 1.67x, (iii) after giving effect to the release, the loan-to-value ratio (as calculated under the loan documents) for the remaining portion of the Chula Vista Center Property is no greater than 60.3%, and (iv) the borrower delivers a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CHULA VISTA CENTER

■
Terrorism Insurance.  The borrower is required to obtain and maintain coverage as part of its property insurance policy against loss or damage by terrorist acts in an amount equal to 100% of the “Full Replacement Cost” of the Chula Vista Center Property plus loss of rents or business income and general liability and excess liability/umbrella.  If such coverage is unavailable, then the borrower will be required to obtain such coverage as a stand-alone policy.  Notwithstanding the foregoing, if TRIPRA or any successor or equivalent replacement acts are ever not in effect, then with respect to any such stand-alone policy covering terrorist acts, the borrower will not be required to pay any insurance premiums solely with respect to such terrorism coverage in excess of two times the amount of the premiums that borrower paid for the portion of property and casualty insurance allocable to terrorism insurance for the last policy year in which coverage for terrorism was included as part of the applicable policies required under the loan documents.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Chula Vista Center Property are separately allocated to the Chula Vista Center Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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PALM ISLAND APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PALM ISLAND APARTMENTS

CARTIFACT
Knott's Berry Farm
Buena Park
Cypress Civic Center
Cypress College
Cypress
Los Alamitos Racetrack
Los Alamitos
LOS ALAMITOS ARMY AIRFIELD
Stanton
Anaheim
Disneyland
Disney California Adventure
Disneyland Convention Center
Angel Stadium of Anaheim
Honda Center
ARTIC Regional Transportation Hub (Future)
Chapman University
The Mall of Orange
UCI Medical Center
The Outlets at Orange
CHOC
Main Place Mall
Garden Grove
Orange
Westminster
Westminster Mall
Santa Ana College
Santa Ana
Golden West College
Bella Terra
Palm Island Apartments
11300 Warner Avenue
Fountain Valley, CA 92708
Tustin
Tustin Legacy
The District at Tustin Legacy
Fountain Valley Regional Hospital
Fountain Valley
Huntington Beach Hospital
South Coast Plaza
Irvine
Irvine Civic Center
Costa Mesa
Huntington Beach Civic Center
Huntington Beach
Orange Coast College
Orange County Fairgrounds
JOHN WAYNE ORANGE COUNTY AIRPORT
Webster University Irvine
Fairview Developmental Center
University of California - Irvine
Newport Beach
San Joaquin Hills
Fashion Island
PACIFIC OCEAN
Newport Coast
Los Angeles
Pasadena
Santa Monica
Long Beach
Anaheim
Santa Ana
Corona
PACIFIC OCEAN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PALM ISLAND APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Fountain Valley, California	Cut-off Date Principal Balance	$64,000,000
Property Type	Senior Housing	Cut-off Date Principal Balance per Unit	$140,350.88
Size (Units)	456	Percentage of Initial Pool Balance	5.2%
Total Occupancy as of 6/19/2014	98.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 6/19/2014	98.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate	4.4770%
Appraised Value	$107,190,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$7,838,449
Underwritten Expenses	$2,460,161	Escrows
Underwritten Net Operating Income (NOI)	$5,378,288	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,245,136	Taxes	$0	$0
Cut-off Date LTV Ratio	59.7%	Insurance	$0	$0
Maturity Date LTV Ratio	59.7%	Replacement Reserves	$0	$9,500
DSCR Based on Underwritten NOI / NCF	1.85x / 1.81x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.4% / 8.2%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$64,000,000	100.0%	Loan Payoff	$62,496,351	97.7%
			Principal Equity Distribution	810,895	1.3
			Closing Costs	692,754	1.1
Total Sources	$64,000,000	100.0%	Total Uses	$64,000,000	100.0%

■
The Mortgage Loan.  The mortgage loan (the “Palm Island Apartments Loan”) is evidenced by a note in the original principal amount of $64,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a senior housing apartment community located in Fountain Valley, California (the “Palm Island Apartments Property”).  The Palm Island Apartments Loan was originated by GS Commercial Real Estate LP and was subsequently purchased by Goldman Sachs Mortgage Company.  The Palm Island Apartments Loan was originated on June 25, 2014 and represents approximately 5.2% of the Initial Pool Balance.  The note evidencing the Palm Island Apartments Loan has an outstanding principal balance as of the Cut-off Date of $64,000,000 and has an interest rate of 4.4770% per annum.  The borrower utilized the proceeds of the Palm Island Apartments Loan to refinance the existing debt on the Palm Island Apartments Property and to return equity to the borrower sponsors.

The Palm Island Apartments Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The Palm Island Apartments Loan requires monthly payments of interest only during its term. The scheduled maturity date is the due date in July 2024. The Palm Island Apartments Loan may be voluntarily prepaid on any due date on or after the due date in July 2016 with the payment of a prepayment fee equal to a yield maintenance premium calculated based on the present values of the remaining scheduled principal and interest payments.  If a prepayment occurs following an acceleration of the loan due to an event of default prior to the due date in July 2016, the yield maintenance premium must be at least 3.0% of the principal amount being prepaid.  Voluntary prepayment of the Palm Island Apartments Loan is permitted on and after April 6, 2024 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  The Palm Island Apartments Property is a 456-unit senior housing apartment community located in Fountain Valley within Orange County, California. The Palm Island Apartments Property was built in 2001 by James C. Gianulias and David Gianulias who are the non-recourse carveout guarantors under the Palm Island Apartments Loan. The Palm Island Apartments Property is a gated community, for residents aged 55 and older, that features amenities including a resort-style pool and spa, library with fireplace, fitness center, business center, as well as a card and billiard room. Organized social activities include a regular schedule of programs and outings. The Palm Island Apartments Property offers studio, 1, 2 and 2+ bedroom floor plans with private patios/balcony. The Palm Island Apartments Property has been at or above 98.7% occupancy since 2008 and as of June 19, 2014, Total Occupancy and Owned Occupancy were both 98.9%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PALM ISLAND APARTMENTS

The following table presents certain information relating to the units and rent at the Palm Island Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Rent
2 bed / 2 bath (with den)	30	1,046	$1,800	$1,752	$1,757	$632,400
2 bed / 2 bath	96	914	$1,650	$1,593	$1,593	1,835,520
2 bed / 1 bath	42	783	$1,475	$1,425	$1,425	717,960
1 bed / 1 bath	231	597	$1,350	$1,284	$1,285	3,562,104
Studio	57	526	$1,225	$1,178	$1,178	805,740
Total / Wtd. Avg.	456	702	$1,439	$1,378	$1,380	$7,553,724

(1)	Source: Appraisal.
(2)	As provided by the borrower.

The following table presents certain information relating to historical leasing at the Palm Island Apartments Property:

Historical Leased %(1)
2011	2012	2013	As of 6/19/2014
98.7%	98.9%	99.6%	98.9%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless specified otherwise.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Palm Island Apartments Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 4/30/2014	Underwritten	Underwritten $ per Unit
Base Rent	$7,079,197	$7,100,223	$7,326,077	$7,389,790	$7,327,112	$16,068
Gross Up Vacancy	0	0	0	0	226,612	497
Goss Potential Rent	$7,079,197	$7,100,223	$7,326,077	$7,389,790	$7,553,724	$16,565
Vacancy, Credit Loss and Concessions	(5,782)	(6,628)	(7,998)	(13,498)	(242,089)	(531)
Non-Revenue Units	0	(21,970)	(31,214)	(31,479)	(31,524)	(69)
Total Rent Revenue	$7,073,414	$7,071,625	$7,286,864	$7,344,813	$7,280,111	$15,965
Other Revenue(2)	565,175	539,748	560,241	558,339	558,339	1,224
Effective Gross Income	$7,638,589	$7,611,374	$7,847,106	$7,903,152	$7,838,449	$17,190

Total Operating Expenses	$2,249,244	$2,337,627	$2,437,495	$2,451,455	$2,460,161	$5,395

Net Operating Income	$5,389,346	$5,273,746	$5,409,611	$5,451,697	$5,378,288	$11,794
Replacement Reserves	0	0	0	0	133,152	292
Net Cash Flow	$5,389,346	$5,273,746	$5,409,611	$5,451,697	$5,245,136	$11,502

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes utilities, EMS fees, parking, laundry, storage and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PALM ISLAND APARTMENTS

■	Appraisal. According to the appraisal, the Palm Island Apartments Property had an “as-is” appraised value of $107,190,000 as of an effective date of June 6, 2014.

■
Environmental Matters.  According to the Phase I environmental report, dated June 17, 2013, there are no recognized environmental conditions or recommendations for further action at the Palm Island Apartments Property.

■
Market Overview and Competition.  The Palm Island Apartments Property is located in the city of Fountain Valley, Orange County, California. Fountain Valley is located in central Orange County and is proximate to Interstate 405, also known as the San Diego Freeway. Access to the Palm Island Apartments Property neighborhood is provided by 55 Freeway, I-5 Freeway and the 73 toll road. The Orange County metropolitan statistical area unemployment rate as of 2013 was 6.0%, down from the 7.6% level reported as of 2012 and the 8.7% value in 2011.  The Palm Island Apartments Property is close to neighborhood and regional shopping and is within walking distance to the Fountain Valley Regional Hospital and Mile Square Park.

The 2013 population in Orange County was 3,108,400, with an estimated average household income of $164,651 during the fourth quarter of 2013. The estimated 2014 population in a 5-mile radius of the property is 742,531 with an estimated average household income of $59,150. At $1,633 and $1,596 per month, average fourth quarter 2013 asking and effective rents, as reported by a market research report, were up 0.4% and 0.5% for the quarter as well as up 2.4% and 2.8%, respectively, for the year. Fourth quarter Class A and B/C asking averages were $1,903 and $1,465, up 2.8% and 2.1%, respectively, for the year.

The following table presents certain information relating to the primary competition for the Palm Island Apartments Property:

Competitive Set(1)
	Palm Island Apartments	Fountain Glen at Jacaranda	Fountain Glen at Anaheim Hills	Bradford Terrace	Five Points Villas Senior Apts.
City	Fountain Valley	Fullerton	Anaheim	Placentia	Huntington Beach
Occupancy	98.9%	95.0%	99.0%	100.0%	98.0%
Age Restricted	Yes	Yes	Yes	Yes	Yes
	Huntington Westminster	Creekview Senior Apartments	The Galleria	Havens
City	Westminster	Orange	Fountain Valley	Fountain Valley
Occupancy	90.0%	100.0%	94.0%	93.0%
Age Restricted	Yes	Yes	No	No

(1)	Source: Appraisal.

■
The Borrower. The borrower is Fountain Valley Senior Housing L.P., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Palm Island Apartments Loan.  David Gianulias and James C. Gianulias, each an indirect owner of the borrower, are the non-recourse carveout guarantors under the Palm Island Apartments Loan.

■
Escrows. On each due date, the borrower will be required to fund a capital expenditure reserve in an amount equal to $9,500. In addition, on each due date during an event of default under the Palm Island Apartments Loan or following the borrower’s failure to pay taxes or insurance premiums (or to provide proof of such payment), the borrower will be required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PALM ISLAND APARTMENTS

■
Lockbox and Cash Management.  The Palm Island Apartments Loan requires a soft lockbox, which is already in place, with springing cash management. All cash revenues relating to the Palm Island Apartments Property and all other money received by the borrower or property manager with respect to the Palm Island Apartments Property (other than tenant security deposits required to be held in escrow accounts) are required to be deposited into the lockbox account within one business day after receipt. For so long as no Palm Island Apartments Trigger Period or event of default under the Palm Island Apartments Loan is continuing, all amounts in the lockbox account will be swept on each business day into a borrower-controlled operating account.  During a Palm Island Apartments Trigger Period or during the continuance of an event of default under the Palm Island Apartments Loan, all amounts in the lockbox account will be swept on each business day to a lender-controlled cash management account.

On each due date during a Palm Island Apartments Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the Palm Island Apartments Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and budgeted operating expenses, be held as additional collateral for the Palm Island Apartments Loan.

A “Palm Island Apartments Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the loan documents) is less than $4,628,217, and ending at the conclusion of the second consecutive fiscal quarter for which the net operating income for the trailing twelve-month period (ending on the last day of any fiscal quarter) is equal to or greater than $4,628,217; and (ii) commencing upon the borrower’s failure to deliver certain financial reports and ending when such financial reports are delivered.

■
Property Management.  The Palm Island Apartments Property is managed by Mesa Management Inc., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Palm Island Apartments Property must remain managed by Mesa Management Inc. or another management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the Palm Island Apartments Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace, or require the borrower to replace, such property manager with a property manager approved by the lender.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

PALM ISLAND APARTMENTS

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Palm Island Apartments Property (plus 18 months of rental loss and/or business interruption coverage and containing an extended period of indemnity endorsement covering the 12 month period commencing on the date on which the Palm Island Apartments Property has been restored).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Palm Island Apartments Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Palm Island Apartments Property are separately allocated to the Palm Island Apartments Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WOODYARD CROSSING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

CARTIFACT
Suitland
District Heights
Great Eastern Plaza Shopping Center
Forest Village Park Mall
Shopping Center
Forestville
Marlow Heights Shopping Center
Morningside
Temple Hills
Camp Springs
Andrews Air Force Base
Rosaryville
Woodyard Crossing
8745-8915 Woodyard Road
Clinton, MD 20735
Resurrection Cemetery
Clinton
Medstar Southern Maryland Hospital Center
Forest Hill Memorial Gardens
Silver Hill Rd
Marlboro Pike
Suitland Rd
Suitland Pkwy
Westphalia Rd
Forestville Rd
Branch Ave
Pennsylvania Ave
Marlboro Pike
Temple Hill Rd
Brinkley Rd
Allentown Rd
Dower House Rd
Woodyard Rd
Kirby Rd
Old Branch Ave
Steed Rd
Brandywine Rd
Surratts Rd
Piscataway Rd
Tippett Rd
Thrift Rd
Frank Tippett Rd
Rosaryville Rd
Dangerfield Rd
Wheaton-Glenmont
Kensington
White Oak
Beltsville
Greenbelt
Potomac
Bethesda
Silver Spring
College Park
Goddard
Somerset
Chillum
Brookmont
McLean
District of Columbia
Bladensburg
Washington, DC
Vienna
Falls Church
Arlington
Capitol Heights
Hyattsville
Seven Corners
Jefferson
Hillcrest Heights
Virginia
Morningside
Annandale
Marlow Heights
Alexandria
Temple Hills
Huntington
Maryland
Franconia
Belle Haven
Friendly
Clinton

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Clinton, Maryland	Cut-off Date Principal Balance	$62,423,745
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$128.20
Size (SF)(1)	486,918	Percentage of Initial Pool Balance	5.1%
Total Occupancy as of 4/17/2014(2)	98.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/17/2014(2)	97.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1995 / NAP	Mortgage Rate	4.3950%
Appraised Value	$96,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$8,045,929
Underwritten Expenses	$2,062,333	Escrows(3)
Underwritten Net Operating Income (NOI)	$5,983,596	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,765,497	Taxes	$0	$0
Cut-off Date LTV Ratio	65.0%	Insurance	$0	$0
Maturity Date LTV Ratio	52.5%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.59x / 1.54x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.6% / 9.2%	Other(4)	$147,449	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$62,500,000	100.0%	Loan Payoff	$32,048,179	51.3%
			Principal Equity Distribution	29,313,203	46.9
			Closing Costs	991,169	1.6
			Reserves	147,449	0.2
Total Sources	$62,500,000	100.0%	Total Uses	$62,500,000	100.0%

(1)
Size (SF) includes 139,978 SF of tenant-owned improvements located on parcels ground leased to the related tenants. Excluding the tenant-owned improvements, the Woodyard Crossing Property contains 346,940 SF and the Cut-off Date Principal Balance per SF is $179.93.

(2)
The Total Occupancy and Owned Occupancy include The Dress Barn, Five Below and Famous Footwear, each of which have executed leases. The Dress Barn and Five Below are expected to take occupancy and begin paying rent in September 2014. Famous Footwear is expected to take occupancy and begin paying rent in April 2015. We cannot assure you these tenants will take occupancy and begin paying rent as expected or at all.

(3)	See “—Escrows” below.
(4)	Other reserve represents a free rent reserve with respect to the leases of The Dress Barn, Five Below and Famous Footwear.

■
The Mortgage Loan. The mortgage loan (the “Woodyard Crossing Loan”) is evidenced by a note in the original principal amount of $62,500,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 486,918 SF retail shopping center located in Clinton, Maryland (the “Woodyard Crossing Property”). The Woodyard Crossing Loan was originated by Rialto Mortgage Finance, LLC on June 12, 2014 and represents approximately 5.1% of the Initial Pool Balance. The note evidencing the Woodyard Crossing Loan has an outstanding principal balance as of the Cut-off Date of $62,423,745 and has an interest rate of 4.3950% per annum. The borrower utilized a portion of the proceeds of the Woodyard Crossing Loan to refinance existing debt on the Woodyard Crossing Property and to return equity to the borrower sponsor.

The Woodyard Crossing Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Woodyard Crossing Loan is the due date in July 2024. The Woodyard Crossing Loan may be voluntarily prepaid in whole or in part on any date after the second anniversary of the securitization Closing Date, with the payment of a yield maintenance premium of no less than 1% of the principal amount prepaid.  On or after the due date occurring in March 2024, the borrower will be permitted to prepay the Woodyard Crossing Loan without payment of any yield maintenance premium.

■
The Mortgaged Property. The Woodyard Crossing Property is comprised of an anchored retail shopping center located in Clinton, Maryland, approximately 14.2 miles southeast of Washington, D.C. The Woodyard Crossing Property totals 486,918 SF, consisting of seven, one-story retail buildings and seven, one-story outparcels. The collateral is comprised of 346,940 SF of improvements and parcels ground-leased to Lowes and five smaller tenants that contain 139,978 SF of tenant-owned improvements. The Woodyard Crossing Property is anchored by national investment grade tenants: Wal-Mart (Moody’s/S&P/Fitch: Aa2/AA/AA, 17.6% of UW Base Rent), Lowes (Moody’s/S&P: A3/A-, 13.2% of UW Base Rent) and Safeway (Moody’s/S&P/Fitch: Baa3/BBB/BBB-, 9.8% of UW Base Rent). The improvements were constructed in 1995 and are situated on approximately 64.1 acres.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

As of April 17, 2014, Total Occupancy was 98.3% and Owned Occupancy was 97.6% at the Woodyard Crossing Property.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Woodyard Crossing Property:

Ten Largest Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Wal-Mart	AA/Aa2/AA	134,247	27.6%	$1,107,538	17.6%	$8.25	10/24/2020	NA	NA	6, 5-year options
Lowes(3)	NR/A3/A-	118,000	24.2	830,544	13.2	7.04	4/27/2021	NA	NA	8, 5-year options
Safeway	BBB/Baa3/BBB-	60,106	12.3	616,086	9.8	10.25	12/31/2019	$401	3.6%	10, 5-year options
Staples	BBB-/Baa2/BBB-	20,000	4.1	334,692	5.3	16.73	2/29/2020	NA	NA	3, 5-year options
Petco	NR/B3/B	13,033	2.7	272,390	4.3	20.90	10/31/2017	NA	NA	2, 5-year options
CVS	NR/Baa1/BBB+	11,486	2.4	229,720	3.6	20.00	12/31/2017	$317	7.8%	None
Bank of America, N.A.	A/Baa2/A-	5,863	1.2	184,014	2.9	31.39	6/30/2015	NA	NA	3, 5-year options
Verizon Wireless	A-/A3/NR	3,673	0.8	167,729	2.7	45.67	5/31/2016	NA	NA	2, 5-year options
The Dress Barn(4)	NR/NR/NR	7,364	1.5	147,280	2.3	20.00	9/17/2024	NA	NA	3, 5-year options
Beauty Max	NR/NR/NR	5,100	1.0	139,740	2.2	27.40	11/30/2014	NA	NA	None
Ten Largest Owned Tenants		378,872	77.8%	$4,029,733	63.9%	$10.64
Remaining Owned Tenants(5)(6)		99,796	20.5	2,278,805	36.1	22.83
Vacant Spaces (Owned Space)		8,250	1.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		486,918	100.0%	$6,308,538	100.0%	$13.18

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of December 31, 2013.
(3)	Lowes owns the improvements located on the parcel ground leased to it.
(4)
The Dress Barn has executed a lease but is not yet open or paying rent. The Dress Barn is expected to open and begin paying rent in September 2014 and is moving to its premises from a smaller suite at the Woodyard Crossing Property.

(5)
Remaining Owned Tenants includes the following two tenants that have executed leases but are not yet open or paying rent: Five Below and Famous Footwear. Five Below is expected to open and begin paying rent in September 2014. Famous Footwear is expected to open and begin paying rent in April 2015.

(6)	Includes five tenants totaling 21,978 SF located on parcels ground leased to those tenants.

The following table presents certain information relating to the lease rollover schedule:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	6,700	1.4	1.4%	176,252	2.8	26.31	2
2015	21,763	4.5	5.8%	575,148	9.1	26.43	9
2016	13,593	2.8	8.6%	445,240	7.1	32.76	6
2017	34,486	7.1	15.7%	724,827	11.5	21.02	6
2018	0	0.0	15.7%	0	0.0	0.00	0
2019	80,615	16.6	32.3%	995,907	15.8	12.35	6
2020	156,747	32.2	64.5%	1,494,303	23.7	9.53	3
2021	118,000	24.2	88.7%	830,544	13.2	7.04	1
2022	0	0.0	88.7%	0	0.0	0.00	0
2023	12,489	2.6	91.3%	300,082	4.8	24.03	3
2024	17,135	3.5	94.8%	339,883	5.4	19.84	3
2025 & Thereafter	17,140	3.5	98.3%	426,353	6.8	24.87	5
Vacant	8,250	1.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	486,918	100.0%		$6,308,538	100.0%	$13.18	44

(1)	Calculated based on approximate square footage occupied by each tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

The following table presents certain information relating to historical leasing at the Woodyard Crossing Property:

Historical Leased %(1)
	2011	2012	2013	As of 4/17/2014(2)
Owned Space	94.0%	95.0%	95.0%	98.3%

(1)	As provided by the borrower.
(2)
Total Occupancy includes The Dress Barn, Five Below and Famous Footwear, each of which have executed leases. The Dress Barn and Five Below are expected to take occupancy and begin paying rent in September 2014. Famous Footwear is expected to take occupancy and begin paying rent in April 2015. We cannot assure you these tenants will take occupancy and begin paying rent as expected or at all.

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Woodyard Crossing Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 2/28/2014	Underwritten(2)	Underwritten $ per SF(3)
Base Rent	$5,932,096	$6,054,154	$6,098,893	$6,096,318	$6,308,538	$12.96
Overage Rent	40,778	52,249	55,387	55,387	0	0.00
Gross Up Vacancy	0	0	0	0	198,000	0.41
Total Rent	$5,972,874	$6,106,403	$6,154,280	$6,151,705	$6,506,538	$13.36
Total Reimbursables	1,630,395	1,547,318	1,556,561	1,505,683	1,703,907	3.50
Other Income(4)	80,893	80,665	87,990	72,672	72,672	0.15
Less Vacancy & Credit Loss	(115,253)	(169,825)	(253,865)	(269,033)	(237,188)	(0.49)
Effective Gross Income	$7,568,910	$7,564,561	$7,544,967	$7,461,027	$8,045,929	$16.52

Total Operating Expenses	$2,079,921	$1,993,404	$2,045,038	$2,045,155	$2,062,333	$4.24

Net Operating Income	$5,488,988	$5,571,157	$5,499,929(5)	$5,415,872(5)	$5,983,596(5)	$12.29
TI/LC	0	0	0	0	173,470	0.36
Capital Expenditures	0	0	0	0	44,629	0.09
Net Cash Flow	$5,488,988	$5,571,157	$5,499,929	$5,415,872	$5,765,497	$11.84

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of April 17, 2014 and rent steps through June 30, 2015.
(3)	Based on 486,918 SF which includes 139,978 SF of tenant-owned improvements located on parcels ground leased to the related tenants.
(4)	Other income includes sub-metered utility charges, late fees and miscellaneous income.
(5)
The increase in Net Operating Income from 2013 and TTM 2/28/2014 to Underwritten reflects $90,023 in rent steps along with $364,601 in rent attributable to three new leases. The Dress Barn, Five Below and Famous Footwear, have executed leases but are not yet in occupancy. The Dress Barn and Five Below are expected to take occupancy and begin paying rent in September 2014. Famous Footwear is expected to take occupancy and begin paying rent in April 2015.

■	Appraisal. According to the appraisal, the Woodyard Crossing Property had an “as-is” appraised value of $96,000,000 as of an effective date of April 26, 2014.

■
Environmental Matters. According to a Phase I environmental report, dated May 1, 2014, there are no recommendations for further action at the Woodyard Crossing Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

■
Market Overview and Competition. The Woodyard Crossing Property is an anchored retail center located in Clinton, Maryland, a suburb approximately 14.2 miles southeast of Washington, D.C., within the Washington, D.C. metropolitan statistical area. The 2014 estimated population in the Washington, D.C. metropolitan statistical area is approximately 6.0 million people and the March 2014 unemployment rate was 7.6%. The Woodyard Crossing Property is situated at the intersection of State Route 5 (Branch Avenue) and Woodyard Road with a reported traffic count of 97,871 vehicles per day. State Route 5 serves as the primary thoroughfare in the neighborhood and connects to major interstates in the Washington D.C. metropolitan statistical area including Interstate 95/495, the Suitland Parkway to the north, and Highway 301 (Blue Star Memorial Highway) to the south. Joint Base Andrews, consisting of 6.9 square miles and two runways, is located approximately 2.6 miles northeast of the Woodyard Crossing Property. The estimated 2014 population within a one-, three- and five-mile radius of the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

Woodyard Crossing Property is 8,273, 45,804, and 112,583, respectively. The 2014 average household income within a one-, three- and five-mile radius of the Woodyard Crossing Property is $113,964, $109,886, and $102,653, respectively.

According to a market research report, the Woodyard Crossing Property is located in the Southern Prince George’s County retail submarket. As of the first quarter of 2014, the submarket contained approximately 12.4 million SF of retail space, the average submarket vacancy rate was 5.5% and the average rental rate was $14.27 PSF.

The following table presents certain information relating to the primary competition for the Woodyard Crossing Property:

Competitive Set(1)
	Woodyard Crossing Property	Clinton Plaza Shopping Center	Coventry Plaza	Woodberry Square Shopping Center	Andrews Manor
Distance from Subject	-	0.1 miles	1.6 miles	4.5 miles	4.9 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	1995	1980	1980	1988	1960
Total GLA	486,918	201,038	112,777	53,110	290,000
Total Occupancy	98.3%	96%	99%	83%	67%
Anchors	Wal-Mart, Lowes, Safeway	Giant Food, Big K-Mart	Shopper’s Food	AutoZone, Family Dollar	Value Village

(1)	Source: Appraisal.

■	The Borrower. The borrower is Jubilee-Clinton II LLC, a single-purpose, single-asset entity. The non-recourse carveout guarantor is Schottenstein Realty LLC.

■
Escrows. On the origination date, the borrower funded a free rent reserve of $147,449 with respect to the Woodyard Crossing Loan with respect to the leases of The Dress Barn, Famous Footwear and Five Below.

Additionally, on each due date during the occurrence of an Operating Reserve Trigger Event (as defined below), the borrower is required to fund the following reserves with respect to the Woodyard Crossing Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; and (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period.

An “Operating Reserve Trigger Event” means a period (a) commencing upon the earliest of (i) the failure by borrower to timely pay all taxes, (ii) the failure to timely renew all insurance policies, or (iii) a Cash Management Trigger Event (as defined below), and (b) expiring, as applicable, upon (i) the payment of all applicable taxes, (ii) the lender’s receipt of certificates of insurance evidencing the insurance policies or renewals and the payment of all applicable insurance premiums, or (iii) the cure of a Cash Management Trigger Event.

■
Lockbox and Cash Management. The Woodyard Crossing Loan requires a springing hard lockbox. During the occurrence and continuation of a Cash Management Trigger Event, the loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account (although tenants are only required to be advised that the borrower’s direction is not revocable without lender’s consent upon a Cash Management Trigger Event). During the continuance of a Cash Management Trigger Event, all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess to be held by lender as additional security for the loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WOODYARD CROSSING

A “Cash Management Trigger Event” means a period (a) commencing upon the earliest of (i) a monetary event of default under the Woodyard Crossing Loan, and (ii) any bankruptcy action of the borrower or non-recourse carveout guarantor, and (b) expiring, upon (i) a cure of the event of default which is accepted by the lender, and (ii) the bankruptcy action being discharged, stayed or dismissed within 120 days of such filing.

■
Property Management. The Woodyard Crossing Property is currently managed by Schottenstein Property Group LLC, an affiliate of the borrower, pursuant to a management agreement. Under the loan documents, the Woodyard Crossing Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager (i) during the continuance of an event of default under the Woodyard Crossing Loan, (ii) during the continuance of a default by the property manager under the management agreement after the expiration of any applicable cure period, (iii) if the property manager becomes insolvent or files or is the subject of a petition in bankruptcy, or (iv) if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain terrorism insurance for certified and noncertified acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Woodyard Crossing Property, plus 18 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Woodyard Crossing Property are separately allocated under the blanket policy and that certain other requirements are satisfied. In the event that TRIPRA or a similar or subsequent statute is no longer in effect, the borrower is required to obtain terrorism insurance only to the extent obtainable for 200% of the then annual cost of property coverage as of a date determined by the lender. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

CARTIFACT
NorthCross Shopping Center
9705-9815 Sam Furr Road,
16637-16641, 16632 & 16830 Statesville Road,
and 16801-16815 Caldwell Creek Drive
Huntersville, NC 28078
Lake Norman
Davidson
Davidson College
Huntersville
Charlotte
Mt Holly
DOWNTOWN CHARLOTTE
CHARLOTTE/DOUGLAS INT'L AIRPORT
CONCORD REGIONAL AIRPORT
Concord Mills Mall
University of NC -Charlotte
Northlake Mall
Johnson C Smith University
Memorial Stadium
SAM FURR RD
STATESVILLE RD
OLD STATESVILLE RD
HUNTERSVILLE-CONCORD RD
DAVIDSON CONCORD RD
CONCORD RD
GILEAD RD
MCCOY RD
MT HOLLY-HUNTERSVILLE RD
BEATTIES FORD RD
BROOKSHIRE BLVD
MT HOLLY RD
TUCKASEEGEE RD
WILKINSON BLVD
EASTFIELD RD
W W T HARRIS BLVD
N TRYON ST
Huntersville
Concord
Stanley
Mt Holly
Lowell
Belmont
Charlotte
Harrisburg
Mint Hill
Matthews
Hemby Bridge
Lake Park
Indian Trail
Pineville
Tega Cay
Weddington

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Huntersville, North Carolina		Cut-off Date Principal Balance		$39,930,994
Property Type	Retail		Cut-off Date Principal Balance per SF		$104.31
Size (SF)(1)	382,829		Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 4/16/2014	98.2%		Number of Related Mortgage Loans		None
Owned Occupancy as of 4/16/2014	97.7%		Type of Security		Fee Simple
Year Built / Latest Renovation	1995-1999 / NAP		Mortgage Rate		4.3585%
Appraised Value	$54,455,000		Original Term to Maturity (Months)		120
			Original Amortization Term (Months)		300
			Original Interest Only Period (Months)		NAP
Underwritten Revenues	$5,125,282
Underwritten Expenses	$1,323,278		Escrows
Underwritten Net Operating Income (NOI)	$3,802,004			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,609,509		Taxes	$257,366	$42,894
Cut-off Date LTV Ratio	73.3%		Insurance	$28,614	$3,179
Maturity Date LTV Ratio	53.6%		Replacement Reserves(2)	$300,000	$19,583
DSCR Based on Underwritten NOI / NCF	1.45x / 1.37x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.0%		Other(3)	$73,379	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,000,000	100.0%	Loan Payoff	$22,530,529	56.3%
			Principal Equity Distribution	16,416,793	41.0
			Reserves	659,359	1.6
			Closing Costs	393,319	1.0
Total Sources	$40,000,000	100.0%	Total Uses	$40,000,000	100.0%

(1)	Size (SF) includes sites ground leased to Kohl’s (86,584 SF), Longhorn Steakhouse (1 SF) and Chili’s (1 SF).
(2)
Ongoing replacement reserves represent structural reserves of $19,583 per month beginning August 2014 through July 2016 and $3,703 per month thereafter (subject to a cap of $133,309 beginning in August 2017 to the extent Borrower has previously completed the defined roof repairs).  See “—Escrows” below.

(3)	Other upfront reserve represents a deferred maintenance reserve of $73,379. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “NorthCross Shopping Center Loan”) is evidenced by a note in the original principal amount of $40,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail power center located in Huntersville, North Carolina (the “NorthCross Shopping Center Property”).  The NorthCross Shopping Center Loan was originated by Goldman Sachs Mortgage Company on June 10, 2014 and represents approximately 3.2% of the Initial Pool Balance.  The note evidencing the NorthCross Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $39,930,994 and has an interest rate of 4.3585% per annum.  The borrower utilized the proceeds of the NorthCross Shopping Center Loan to refinance the existing debt on the NorthCross Shopping Center Property and to provide equity to the borrower sponsor.

The NorthCross Shopping Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date.  The NorthCross Shopping Center Loan requires payments of interest and principal sufficient to amortize the loan over a 25-year amortization schedule.  The scheduled maturity date is the due date in July 2024.  Other than as described under “—Release of Collateral” below, voluntary prepayment of the NorthCross Shopping Center Loan is prohibited prior to April 6, 2024.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The NorthCross Shopping Center Property is a 382,829 SF (excluding Target, which is not part of the collateral) retail power center property located in Huntersville, North Carolina.  The NorthCross Shopping Center Property was developed in phases from 1995 to 1999 and is anchored by Lowe’s, Harris Teeter, Blacklion International and Kohl’s. The NorthCross Shopping Center Property is shadow anchored by Target and also includes a standalone IHOP and a standalone Mattress Firm.  Three pads at the NorthCross Shopping Center Property are ground leased to Kohl’s, Chili’s and Longhorn Steakhouse and each respective tenant owns the related improvements. Investment grade tenants account for 45.4% of the Total Underwritten Base Rent.  The NorthCross Shopping Center Property is located at the intersection of Sam Furr Road and Highway 21 and is accessible from I-77, the primary north-south interstate that serves Charlotte, North Carolina.  As of April 16, 2014, the Total Occupancy was 98.2% and the Owned Occupancy was 97.7%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the NorthCross Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Lowe’s	NR / A3 / A-	131,644	26.8%	Yes	$1,218,480	$9.26	3/31/2017	NA	NA	6, 5-year options
Target	A- / A2 / A	108,436	22.1	No	$12,340	$0.11	NA	NA	NA	NA
Kohl’s(3)	BBB+ / Baa1 / BBB+	86,584	17.6	Yes	$384,907	$4.45	1/31/2019	$187	2.4%	8, 5-year options
Harris Teeter(4)	BBB / Baa2 / BBB	48,800	9.9	Yes	$571,684	$11.71	4/23/2017	$577	2.3%	5, 5-year options
Total Anchors		375,464	76.4%

Jr. Anchors
Blacklion International	NR / NR / NR	15,000	3.1%	Yes	$247,393	$16.49	2/28/2017	$96	17.3%	NA
Total Jr. Anchors		15,000	3.1%

Occupied In-line		75,130	15.3%		$2,022,824	$26.92
Occupied Outparcel(5)		16,802	3.4%		$687,580	$29.69
Vacant Spaces		8,869	1.8%		$0	$0.00
Total Owned SF		382,829	77.9%
Total SF		491,265	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Kohl’s sales are estimates as of December 31, 2012. All other sales are estimates as of December 31, 2013.
(3)	Kohl’s pad is ground leased to the tenant.
(4)	Harris Teeter occupies 44,000 SF and subleases 4,800 SF (3,600 SF to Global Golf and 1,200 SF to Mann Travel). Harris Teeter Sales $ per SF are based on 44,000 SF.
(5)	Includes two SF representing the Chili’s and Longhorn Steakhouse ground leases. Chili’s and Longhorn Steakhouse Total Rent amounts are excluded from the Total Rent $ per SF calculation.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the NorthCross Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA(2)	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Lowe’s	NR / A3 / A-	131,644	34.4%	$934,672	22.7%	$7.10	3/31/2017	NA	NA	6, 5-year options
Harris Teeter(4)	BBB / Baa2 / BBB	48,800	12.7	459,208	11.1	9.41	4/23/2017	$577	2.3%	5, 5-year options
Mattress Firm	NR / NR / NR	11,000	2.9	317,750	7.7	28.89	(5)	$179	17.3%	(6)
Kohl’s(7)	BBB+ / Baa1 / BBB+	86,584	22.6	270,142	6.6	3.12	1/31/2019	$187	2.4%	8, 5-year options
Blacklion International	NR / NR / NR	15,000	3.9	180,000	4.4	12.00	2/28/2017	$96	17.3%	NA
Rack Room Shoes	NR / NR / NR	6,232	1.6	153,556	3.7	24.64	1/31/2017	$411	7.1%	1, 5-year option
Dress Barn	NR / NR / NR	9,000	2.4	135,000	3.3	15.00	1/31/2015	$96	20.2%	NA
IHOP	BB- / B3 / B	5,800	1.5	127,600	3.1	22.00	5/31/2016	NA	NA	4, 5-year options
Plaza Appliance Mart	NR / NR / NR	4,995	1.3	106,144	2.6	21.25	1/31/2016	$375	6.9%	1, 5-year option
Omega Sports	NR / NR / NR	4,848	1.3	105,783	2.6	21.82	9/30/2018	$211	12.4%	NA
Ten Largest Owned Tenants		323,903	84.6%	$2,789,856	67.7%	$8.61
Remaining Owned Tenants(8)		50,057	13.1	1,330,030	32.3	26.57
Vacant Owned Space		8,869	2.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		382,829	100.0%	$4,119,886	100.0%	$11.02

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Borrower owned space. Does not include non-owned tenants.
(3)	Kohl’s sales are estimates as of December 31, 2012. All other sales are estimates as of December 31, 2013.
(4)	Harris Teeter occupies 44,000 SF and subleases 4,800 SF (3,600 SF to Global Golf and 1,200 SF to Mann Travel). Harris Teeter Tenant Sales $ per SF are based on 44,000 SF.
(5)
Mattress Firm has 11,000 SF of total Tenant GLA consisting of two separate outparcels. The 6,500 SF outparcel ($29.50 base rent per SF) has a lease expiration date of September 30, 2016 and the 4,500 SF outparcel ($28.00 base rent per SF) has a lease expiration date of November 30, 2017.

(6)	The 6,500 SF Mattress Firm outparcel has 2, 5-year extension options and the 4,500 SF Mattress Firm outparcel has 1, 5-year extension option.
(7)	Kohl’s pad is ground leased to the tenant.
(8)	Includes two SF representing the Chili’s and Longhorn Steakhouse ground leases.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the NorthCross Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA(2)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	5,144	1.3	1.3%	123,524	3.0	24.01	2
2015	17,049	4.5	5.8%	343,756	8.3	20.16	6
2016	24,760	6.5	12.3%	669,261	16.2	27.03	8
2017	221,019	57.7	70.0%	2,279,299	55.3	10.31	12
2018	18,204	4.8	74.8%	397,652	9.7	21.84	5
2019	86,584	22.6	97.4%	270,142	6.6	3.12	1
2020	0	0.0	97.4%	0	0.0	0.00	0
2021	0	0.0	97.4%	0	0.0	0.00	0
2022	0	0.0	97.4%	0	0.0	0.00	0
2023	1,200	0.3	97.7%	36,252	0.9	30.21	1
2024	0	0.0	97.7%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	97.7%	0	0.0	0.00	0
Vacant	8,869	2.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	382,829	100.0%		$4,119,886	100.0%	$11.02	35

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes two SF representing the Chili’s and Longhorn Steakhouse ground leases.

The following table presents certain information relating to historical leasing at the NorthCross Shopping Center Property:

Historical Leased %(1)
	2011	2012	2013	TTM 3/31/2014
Owned Space	98.0%	98.0%	99.0%	97.0%

(1)	As provided by the borrower and represents average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the NorthCross Shopping Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 3/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,895,969	$4,068,325	$4,094,151	$4,112,304	$4,119,886	$10.76
Overage Rent	0	0	3,828	3,828	5,260	0.01
Gross Up Vacancy	0	0	0	0	249,826	0.65
Total Rent	$3,895,969	$4,068,325	$4,097,979	$4,116,132	$4,374,973	$11.43
Total Reimbursables	922,508	1,045,533	1,026,127	1,055,785	1,020,061	2.66
Other Income	4,061	2,763	30,536	0	0	0.00
Vacancy & Credit Loss	0	(50,408)	(67,532)	(78,507)	(269,752)	(0.70)
Effective Gross Income	$4,822,538	$5,066,213	$5,087,110	$5,093,410	$5,125,282	$13.39

Total Operating Expenses	$1,245,802	$1,355,328	$1,236,081	$1,241,766	$1,323,278	$3.46

Net Operating Income	$3,576,736	$3,710,885	$3,851,030	$3,851,644	$3,802,004	$9.93
TI/LC	0	0	0	0	148,058	0.39
Capital Expenditures	0	0	0	0	44,436	0.12
Net Cash Flow	$3,576,736	$3,710,885	$3,851,030	$3,851,644	$3,609,509	$9.43

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the April 16, 2014 rent roll with rent steps through August 31, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

■	Appraisal. According to the appraisal, the NorthCross Shopping Center Property had an “as-is” appraised value of $54,455,000 as of an effective date of May 1, 2014.

■	Environmental Matters. According to a Phase I environmental report, dated May 20, 2014, there are no recognized environmental conditions or recommendations for further action.

■
Market Overview and Competition.  The NorthCross Shopping Center Property is a retail power center property located in Huntersville, North Carolina.  The NorthCross Shopping Center Property is part of the North Charlotte retail submarket which has a vacancy rate of 6.6% as of second half of 2013.  Primary competition for the NorthCross Shopping Center consists of a total of 530,979 SF of retail, which has 93.6% weighted average occupancy.

The following table presents certain information relating to the primary competition for the NorthCross Shopping Center Property:

Competitive Set(1)
	NorthCross Shopping Center	Market Square Shopping Center	Rosedale Shopping Center	Huntersville Square Shopping Center	NorthCross Village Shopping Center
Distance from Subject	-	3.1 miles S	3.0 miles S	2.3 miles S	0.1 miles E
Property Type	Shopping Center	Shopping Center	Shopping Center	Shopping Center	Shopping Center
Year Built	1995-1999	2000	1993	1986-1992 / 2001	2007-2009
Total GLA	382,289	75,374	119,197	90,000	246,408
Total Occupancy	98.2%	92%	98%	88%	94%
Anchors	Lowe’s, Harris Teeter, Kohl’s	Bi-Lo	Harris Teeter	Food Lion, H&R Block, Sprint	Marshall’s, Home Goods, Staples, Petco

(1)	Source: Appraisal.

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The Borrower. The borrower is Northcross Land & Development, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the NorthCross Shopping Center Loan.  Riprand Count Arco, an owner of the borrower, is the non-recourse carveout guarantor under the NorthCross Shopping Center Loan.  Riprand Count Arco founded American Asset Corporation in 1986. American Asset Corporation’s portfolio contains 4.5 million SF of retail, office and industrial space valued at nearly $700 million.

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Escrows. At origination, the borrower funded (i) an escrow reserve in the amount of $257,366 in respect of taxes and $28,614 in respect of insurance premiums, (ii) a deferred maintenance reserve in the amount of $73,379 for certain parking lot and roof repair and (iii) a capital expenditure reserve in the amount of $300,000.

On each due date, the borrower will be required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding twelve-month period.  In addition, on each due date beginning in August 2014, the borrower will be required to fund a capital expenditure reserve in the amount of (i) $19,583 through and including the due date in July 2016 and (ii) $3,703 thereafter. Commencing with the due date in August 2017, the capital expenditure reserve amount will be capped at $133,309 if the borrower has completed certain roof repairs.

In addition, on each due date during the continuance of a NorthCross Shopping Center Trigger Period caused by a Rollover Trigger Event, the loan documents require an excess cash reserve as discussed below under “—Lockbox and Cash Management”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

A “NorthCross Shopping Center Trigger Period” means the period (i) commencing as of the conclusion of any twelve-month period (ending on the last day of any fiscal quarter) during which the debt service coverage ratio (as calculated under the loan documents) is less than 1.10x, and ending at the conclusion of the second consecutive fiscal quarter for which the debt service coverage ratio for the trailing twelve-month period (ending on the last day of any fiscal quarter) is greater than 1.10x; (ii) commencing upon the borrower’s failure to deliver certain financial reports and ending when such financial reports are delivered; and (iii) commencing upon the occurrence of a Rollover Trigger Event and ending (a)(1) in the case of any Rollover Trigger Event, to the extent that the applicable tenant does not satisfy the criteria under clauses (2) through (4) below and the lease is terminated, at least 90% of the applicable space is leased to one or more tenants acceptable to the lender; (2) in the case of any Rollover Trigger Event solely under clause (i) of that definition, the applicable tenant enters into an extension or renewal of its lease and is in occupancy and paying full monthly rent; (3) in the case of a Rollover Trigger Event solely under clause (ii) of that definition, the applicable tenant has recommenced its operations in its space and is paying full monthly rent; and (4) in the case of a Rollover Trigger Event solely under clause (iii) of that definition, the applicable tenant affirms its lease in the applicable bankruptcy proceeding and is paying full monthly rent due under its lease; and (b) following the satisfaction of the applicable conditions in clause (a) above, the net operating income (as calculated under the loan documents) of the NorthCross Shopping Center Property is equal to or greater than $3,768,934.

“Rollover Trigger Event” means the date that (i) either Lowe’s or Harris Teeter (or any successor tenant) gives notice of its intent to terminate or vacate all or a material portion of its leased space or fails to give notice of renewal of its lease as of the date that is the earlier of the date required pursuant to its lease or one year prior to the expiration of its lease, (ii) either Lowe’s or Harris Teeter (or any successor tenant) goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for 30 days (excluding casualty, condemnation, renovations or alterations undertaken pursuant to its lease) or (iii) a bankruptcy petition is filed by or against either Lowe’s or Harris Teeter (or any successor tenant) or the guarantor of the related lease.

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Lockbox and Cash Management.  The NorthCross Shopping Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The loan documents also require that all cash revenues relating to the NorthCross Shopping Center Property and all other money received by the borrower or the property manager with respect to the NorthCross Shopping Center Property (other than tenant security deposits) be deposited into the lockbox account or a lender-controlled cash management account within one business day after receipt.  On each business day, all amounts in the lockbox account are required to be swept to the cash management account.  Provided that no NorthCross Shopping Center Trigger Period or event of default under the NorthCross Shopping Center Loan is continuing, on each business day all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date are required to be remitted to the borrower’s operating account.

On each due date during a NorthCross Shopping Center Trigger Period that is not caused by a Rollover Trigger Event or, at the lender’s discretion, during an event of default under the NorthCross Shopping Center Loan, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and (other than in the case of an event of default) budgeted operating expenses, be held by the lender as additional collateral for the NorthCross Shopping Center Loan.  On each due date during the continuance of a NorthCross Shopping Center Trigger Period caused by a Rollover Trigger Event, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses, be held in an escrow account for purposes of reserving amounts for tenant improvements and leasing commissions in respect of the Lowe’s or Harris Teeter space, as applicable, and those amounts will be released to the cash management account when the related NorthCross Shopping Center Trigger Period caused by a Rollover Trigger Event has ended and no other Rollover Trigger Event is continuing.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

NORTHCROSS SHOPPING CENTER

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Property Management.  The NorthCross Shopping Center Property is managed by American Asset Corporation pursuant to a management agreement.  Under the loan documents, the NorthCross Shopping Center Property must remain managed by American Asset Corporation or any other management company approved by the lender and with respect to which Rating Agency Confirmation has been received.  During the continuance of an event of default under the NorthCross Shopping Center Loan, or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files for or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, the lender has the right to replace or require the borrower to replace the property manager with a property manager selected by the lender.

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Release of Collateral. To the extent that a Rollover Trigger Event relating to Lowe’s occurs, the borrower may voluntarily obtain the release of the portion of the NorthCross Shopping Center Property that is leased to Lowe’s from the lien of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) if such release occurs prior to the first due date following the second anniversary of the securitization Closing Date, (a) prepayment in an amount equal to 110% of the allocated loan amount for the released parcel and (b) payment of a yield maintenance premium of no less than 1% of the amount prepaid; (ii) if such release occurs on or after the first due date following the second anniversary of the securitization Closing Date, (a) defeasance in an amount equal to 110% of the allocated loan amount for the released parcel, and (b) after giving effect to the release, the debt yield as calculated under the loan agreement for the remaining portion of the NorthCross Shopping Center Property for the twelve-month period preceding the end of the most recent fiscal quarter is no less than the greater of (1) 9.55% and (2) the debt yield for the NorthCross Shopping Center Property for the twelve-month period preceding the end of the most recent fiscal quarter without giving effect to the release; and (iii) delivery of a REMIC opinion.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

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Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the NorthCross Shopping Center Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the NorthCross Shopping Center Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the NorthCross Shopping Center Property are separately allocated to the NorthCross Shopping Center Property and that the policy will provide the same protection as a separate policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

HILTON KNOXVILLE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HILTON KNOXVILLE

CARTIFACT
Knoxville
Hilton Knoxville
501 West Church Avenue
Knoxville, TN 37902
OAKWOOD
BELLE MORRIS
Mercy Medical Center-st Mary's
OLD NORTH KNOXVILLE
PARKRIDGE
PARK CITY
EDGEWOOD
BEAUMONT
COLLEGE HILLS
MECHANICSVILLE
OLD CITY
MORNNGSIDE
World's Fair Park
Knoxville Convention Center
Knoxville Civic Auditorium and Coliseum
Bijou Theatre
OLD SEVIER
DOWNTOWN KNOXVILLE
FORT SANDERS
Neyland Stadium
University of Tennessee -Knoxville
SOUTH KNOXVILLE
KNOXVILLE DOWNTOWN ISLAND AIRPORT
Tennessee River
Univ of Tennessee Medical Center
Knoxville Zoo
Whittle Springs Golf Course
Sharp Ridge Memorial Park
Cowan Park
CEDAR LN NE
CENTRAL AVE PIKE
DUTCH VALLEY DR NE
BRUHIN RD NW
CLINTON HWY
N BROADWAY NE
WHITTLE SPRINGS RD NE
CECIL AVE NE
E WOODLAND AVE NE
N CENTRAL ST
E MAGNOLIA AVE NE
TEXAS AVE
WESTERN AVE NW
KEITH AVE NW
MIDDLEBROOK PIKE NW
BROOKS AVE
DELROSE DR
CUMBERLAND AVE SW
SEVIER AVE
JAMES WHITE PKWY
KINGSTON PIKE SW
ALCOA HWY
SEVIERVILLE PIKE SE
E MOODY AVE SE
MARTIN MILL PIKE SW
640
75
40
275
441
70
11
129
Louisville
Lexington
Charleston
WV
KY
London
Wytheville
Nashville
TN
NC
Asheville
Charlotte
Chattanooga
Greenville
AL
GA
Columbia
SC
Atlanta
Birmingham

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HILTON KNOXVILLE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		MC-Five Mile
Location (City/State)	Knoxville, Tennessee	Cut-off Date Principal Balance		$35,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$109,375.00
Size (Rooms)	320	Percentage of Initial Pool Balance		2.8%
Total TTM Occupancy as of 4/30/2014	76.0%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 4/30/2014	76.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1981 / 2011-2013	Mortgage Rate		4.8500%
Appraised Value	$46,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	30

Underwritten Revenues	$13,907,889
Underwritten Expenses	$9,708,276
Underwritten Net Operating Income (NOI)	$4,199,613	Escrows(3)
Underwritten Net Cash Flow (NCF)(1)	$3,645,493
Cut-off Date LTV Ratio	74.6%		Upfront	Monthly
Maturity Date LTV Ratio(2)	61.2%	Taxes	$215,074	$35,846
DSCR Based on Underwritten NOI / NCF	1.89x / 1.64x	Insurance	$28,796	$7,199
Debt Yield Based on Underwritten NOI / NCF	12.0% / 10.4%	Other(4)	$1,427,836	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,000,000	78.4%	Purchase Price(5)	$40,600,000	91.0%
Borrower Equity Contribution	8,275,394	18.5	Reserves	1,671,706	3.7
Funded Prior to Close or Deferred Funding	1,344,262	3.1	Costs Incurred Prior to Close and Deferred Costs	1,344,262	3.0
			Closing Costs	1,003,688	2.3
Total Sources	$44,619,656	100.0%	Total Uses	$44,619,656	100.0%

(1)
Underwritten Net Cash Flow includes $200,304 of income generated from 115 parking spaces which are leased from an adjacent garage, spa revenue and laundry revenue.  The fully extended term of the parking lease runs through December 31, 2039, or approximately 15 years beyond the loan term.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as-stabilized” appraised value of $49,900,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $46,900,000, is 65.1%.

(3)	See “—Escrows” below.
(4)
Other reserves are comprised of (i) $1,057,826 which represents 110% of the cost to complete a PIP (Property Improvement Plan), a (ii) $100,000 seasonality reserve and (iii) a $270,010 deferred maintenance reserve.  The seasonality reserve requires an additional deposit of $150,000 to be funded within 90 days following the origination date.  The seasonality reserve can be drawn upon by the borrower for debt service and impounds in December and January.  If drawn, the reserve will be replenished in the following month from any free cash flow from the property and will be capped at $250,000.  Commencing on July 1, 2015, the borrower will be required to pay a monthly replacement FF&E deposit which is equal to the greater of (i) the monthly amount required to be reserved for FF&E under the franchise agreement and (ii) 1/12th of 4% of the revenues for the prior calendar year.   Other reserves also include an ADA reserve fund, into which the borrower must deposit $115,000 within 3 months of the closing date unless a Satisfactory ADA Event occurred.

(5)	Per executed purchase and sale agreement.

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The Mortgage Loan.  The mortgage loan (the “Hilton Knoxville Loan”) is evidenced by a promissory note in the original principal amount of $35,000,000 and is secured by a first mortgage encumbering a 320-room hotel located in Knoxville, Tennessee (the “Hilton Knoxville Property”).  The Hilton Knoxville Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on June 26, 2014 and represents approximately 2.8% of the Initial Pool Balance.  The note evidencing the Hilton Knoxville Loan has a principal balance as of the Cut-off Date of $35,000,000 and an interest rate of 4.8500% per annum.  The borrower utilized the proceeds of the Hilton Knoxville Loan to acquire the Hilton Knoxville Property.

The Hilton Knoxville Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires payments of interest only for the initial 30 months and then payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of The Hilton Knoxville Loan is the due date in July 2024.  The Hilton Knoxville Loan may be voluntarily prepaid on any due date occurring on or after September 1, 2016 by defeasance with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents. Voluntary prepayment of the Hilton Knoxville Loan is permitted on or after the due date occurring in April 2024 without payment of any prepayment premium.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HILTON KNOXVILLE

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The Mortgaged Property. The Hilton Knoxville Property is a 320-room hotel located in Knoxville, Tennessee. The Hilton Knoxville Property was constructed in 1981 and underwent approximately $4,374,417 in renovations between 2011 and 2013. The Hilton Knoxville Property features a newly renovated Hilton Club Lounge, an outdoor pool, a fitness center, a business center, and 14,000 SF of meeting space. In addition, the Hilton Knoxville Property includes three food and beverage outlets, including the Market Café restaurant, the Orange Martini bar and lounge and a Starbucks.

The following table presents certain information relating to the 2013 demand analysis with respect to the Hilton Knoxville Property based on market segmentation, as provided in the appraisal for the Hilton Knoxville Property:

2013 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial
Hilton Knoxville	40.0%	20.0%	40.0%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM period through April 30, 2014 penetration rates relating to the Hilton Knoxville Property and various market segments, as provided in the April 2014 travel research report for the Hilton Knoxville Property:

TTM Through April 30, 2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Hilton Knoxville	140.0%	107.1%	149.9%

(1)	Source: April 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Knoxville Property:

Hilton Knoxville(1)
	2011	2012	2013	TTM 4/30/2014
Occupancy	73.7%	74.4%	75.8%	76.0%
ADR	$112.22	$112.82	$114.63	$114.61
RevPAR	$82.67	$83.93	$86.85	$87.12

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HILTON KNOXVILLE

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hilton Knoxville Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 4/30/2014	Underwritten	Underwritten $ per Room
Rooms Revenue	$9,564,780	$9,737,343	$10,143,498	$ 10,176,199	$ 10,176,199	$ 31,801
Food & Beverage Revenue	2,587,990	2,731,410	2,481,053	2,495,561	2,495,561	7,799
Other Revenue(2)	794,556	1,229,645	1,228,130	1,236,129	1,236,129	3,863
Total Revenue	$12,947,326	$13,698,398	$13,852,681	$ 13,907,889	$ 13,907,889	$ 43,462

Room Expense	$2,171,744	$2,296,113	$2,319,165	$ 2,275,240	$ 2,279,469	$ 7,123
Food & Beverage Expense	1,981,983	1,806,845	1,680,920	1,659,069	1,659,548	5,186
Other Expense	713,417	894,584	937,072	963,859	963,859	3,012
Total Departmental Expense	$4,867,144	$4,997,542	$4,937,157	$ 4,898,168	$ 4,902,876	$ 15,321
Total Undistributed Expense	2,685,432	2,856,109	2,766,284	2,753,643	2,756,869	8,615
Total Fixed Charges	1,666,214	1,792,006	1,901,415	1,919,944	2,048,531	6,402
Total Operating Expenses	$9,218,790	$9,645,657	$9,604,856	$9,571,755	$9,708,276	$30,338

Net Operating Income	$3,728,536	$4,052,741	$4,247,825	$ 4,336,134	$ 4,199,613	$ 13,124
FF&E	517,893	547,936	554,107	556,316	554,120	1,732
Net Cash Flow(3)	$3,210,643	$3,504,805	$3,693,718	$ 3,779,818	$ 3,645,493	$ 11,392

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue includes food outlet revenue, parking, vending commissions, laundry revenue, gift shop income and other miscellaneous revenue.
(3)
Underwritten net cash flow includes $200,304 of income generated from 115 parking spaces which are leased from an adjacent garage, spa revenue and laundry revenue.  The fully extended term of the parking lease runs through December 31, 2039, or approximately 15 years beyond the loan term.

■	Appraisal. According to the appraisal, the Hilton Knoxville Property had an “as-is” appraised value of $46,900,000 as of June 2, 2014 and an “as-stabilized” value of $49,900,000 as of July 1, 2016.

■
Environmental Matters.  According to a Phase I environmental report, dated May 23, 2014, asbestos and suspect asbestos were identified at the Hilton Knoxville Property. An asbestos operations & maintenance plan is in place as of loan closing.

■
Market Overview and Competition.  The Hilton Knoxville Property is located on West Church Avenue in Downtown Knoxville. The Hilton Knoxville Property has an average occupancy of 76.0%, ADR of $114.61, and RevPAR of $87.12 as of the trailing twelve-month period ended April 30, 2014.

The following table presents certain information relating to the primary competition for the Hilton Knoxville Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	TTM 12/31/2013 Occupancy	TTM 12/31/2013 ADR	TTM 12/31/2013 RevPAR
Hilton Knoxville	320	1981	75.8%	$114.63	$86.85
Holiday Inn Knoxville Downtown Worlds Fair Park	286	1982	57.0%	$99.00	$56.43
Marriott Knoxville	378	1972	46.0%	$119.00	$54.74
Crowne Plaza Knoxville	197	1981	70.0%	$99.00	$69.30

(1)	Source: Appraisal, travel research report.

■
The Borrower.  The borrower is Knoxville Hotel XXV Owner LLC, a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Hilton Knoxville Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Knoxville Loan.  Robert E. Buccini, Christopher F. Buccini, and David B. Pollin are the non-recourse carveout guarantors under the Hilton Knoxville Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HILTON KNOXVILLE

■
Escrows.  At origination, a required repairs reserve of $270,010 was funded to address immediate repairs identified in the property condition report. In addition, within three months of the origination date, the borrower is required to deposit $115,000 into an Americans with Disabilities Act (“ADA”) reserve unless a Satisfactory ADA Event has occurred.  A “Satisfactory ADA Event” shall occur when (i) a satisfactory ADA survey is obtained and confirms that the Hilton Knoxville Property is in compliance with the Americans with Disabilities Act of 1990 and (ii) all costs, if any, required to be paid by the borrower in connection with any work relating to the Hilton Knoxville Property’s compliance have been paid in full.

In addition, a $100,000 seasonality reserve was funded at closing.  Within 90 days of closing, the borrower is required to deposit an additional seasonality reserve deposit required to satisfy the Minimum Seasonality Balance. The “Minimum Seasonality Balance” will be the lesser of (i) $250,000 and (ii) the Adjusted Minimum Seasonality Balance (as defined below). In the event that the amount of funds on deposit in the seasonality reserve account falls below the Minimum Seasonality Balance for any reason, the borrower is required to replenish the seasonality reserve account until the balance is equal to or greater than the Minimum Seasonality Balance. The “Adjusted Minimum Seasonality Balance” shall mean such amount that (factoring in all accrued and unpaid interest on the amount prepaid and any additional costs, if any, as a result of such prepayment) if used to prepay the loan would result in the debt service coverage ratio for each individual monthly period for 24 consecutive monthly periods immediately preceding the date of such determination to be greater than 1.25x. The borrower will be able to suspend deposits into the seasonality reserve account upon a Seasonality Reserve Suspension Trigger.  A “Seasonality Reserve Suspension Trigger” will occur upon lender’s determination that the debt service coverage ratio for each individual monthly period for 24 consecutive monthly periods immediately preceding the date of such determination (which will occur no more often than quarterly) will be greater than 1.25x. The determination as to whether a Seasonality Reserve Suspension Trigger has occurred will be tested by lender upon written request from borrower (such request, together with any request to determine the Adjusted Minimum Seasonality Balance, not to be made more than one time in any calendar quarter).

On the due dates occurring in each December and January (the “Seasonality Disbursement Period”) during the term of the Hilton Knoxville Loan, lender is required, upon a request by borrower, to disburse (i) during a Trigger Period, to the cash  management account funds on deposit in the seasonality reserve account in the amount so requested, or (ii) if a Trigger Period does not exist, to borrower funds on deposit in the seasonality reserve account in the amount so requested, in either case, provided that (A) any such request must be accompanied by an officer’s certificate from borrower certifying that the amount requested (1) represents the shortfall in net cash flow for such month necessary for payment of approved operating expenses and amounts required to be paid to lender under the loan agreement (such amounts “Qualifying Expenses”) and (2) shall be used for payment of Qualifying Expenses and (B) any such request must be made at least ten business days prior to the due date of each month during the Seasonality Disbursement Period.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Hilton Knoxville Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve-month period and (iii) an FF&E reserve equal to, beginning on the due date in July 2015, the greater of (i) one-twelfth of 4.0% of the revenues of the Hilton Knoxville Property for the previous twelve-month period or (ii) the monthly amount required to be reserved pursuant to the hotel franchise agreement for the replacement of FF&E.

■
Lockbox and Cash Management.  The Hilton Knoxville Loan requires a hard lockbox and a springing cash management account.  At any time during which a Trigger Period (as defined below) does not exist, the lockbox bank is required to be directed to transfer, in accordance with the terms of the lockbox agreement, any funds contained in the lockbox into an operating account of borrower selected by borrower in its sole discretion. While a Trigger Period is continuing, lockbox bank is required to be directed to transfer funds available in the lockbox account (in accordance with the terms of the lockbox agreement) to the cash management account at the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HILTON KNOXVILLE

frequency (not less than weekly) specified in the lockbox agreement, for the payment of taxes, insurance, debt service and replacement/FF&E reserves, among other things.

A “Trigger Period” means the period commencing upon (A) an event of default under the Hilton Knoxville Loan, (B) lender’s determination that the debt service coverage ratio for each of the prior two consecutive calendar quarters is less than 1.10x, or (C) lender’s determination that the debt yield for each of the prior two consecutive calendar quarters is less than 7.50%.  A Trigger Period will not be deemed to expire in the event that a Trigger Period has commenced, but not expired, for any other reason, or after the date that is three months prior to the scheduled maturity date. A Trigger Period will otherwise end if and when (x) with respect to clause (A) above, lender accepts the tendered cure of an event of default, (y) with respect to clause (B) above, at such time as the debt service coverage ratio for each of the prior two consecutive calendar quarters is equal to or greater than the 1.10x (or the borrower has posted a cash reserve that if applied to prepay the Hilton Knoxville Loan would cause the debt service coverage ratio for each of the prior two consecutive quarters to be equal to or greater than 1.10x); or (z) with respect to clause (C) above, at such time as the debt yield for each of the prior two consecutive calendar quarters is equal to or greater than the 7.50% (or the borrower has posted a cash reserve that if applied to prepay the Hilton Knoxville Loan would cause the debt yield for each of the prior two consecutive calendar quarters to be equal to or greater than 7.50%).

■
Property Management.  The Hilton Knoxville Property will be managed by Pollin/Miller Hospitality Strategies, Inc. Pollin/Miller Hospitality Strategies, Inc. is an affiliate of the non-recourse carveout guarantors. During the continuance of an event of default under the Hilton Knoxville Loan, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or if the property manager files or is the subject of a petition in bankruptcy, or if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, or if the franchise agreement is cancelled, the borrower, at the request of the lender, is required to replace such property manager in accordance with the management agreement and the loan documents.  Subject to the terms of a consent and agreement of manager and subordination of management agreement, following a foreclosure on the Hilton Knoxville Property, the property manager has agreed to recognize any subsequent owner of the Hilton Knoxville Property as the “owner” under the management agreement.

■
Mezzanine or Secured Subordinate Indebtedness.  Subordinate debt is permitted in the form of subordinated affiliate debt which includes subordinate unsecured loans from an affiliate of borrower to borrower that satisfy all of the following criteria: (I) such subordinate loan is subordinate in all respects to the Hilton Knoxville Loan, (II) payments under or with respect to any such subordinate loan will be made only from excess cash flow from the Hilton Knoxville Property and only for so long as no Trigger Period exists, (III) the holder of such subordinate loan must waive all rights to declare default and pursue remedies with respect to such subordinate loan while the Hilton Knoxville Loan is outstanding, (IV) the holder of such subordinate loan must not be permitted to petition for or otherwise institute proceedings under the bankruptcy code against borrower, (V) the holder of such subordinate loan must assign all of its voting rights as a creditor in any bankruptcy, insolvency or similar proceeding to lender in the event of and in connection with any bankruptcy or insolvency of borrower, (VI) such subordinate loan may not be modified (other than to a de minimis extent) without lender’s prior consent and (VII) unless waived in writing by lender or where the holder of the subordinate loan is the guarantor for the Hilton Knoxville Loan, the holder of such subordinate loan must enter into a subordination and standstill agreement in form and substance acceptable to lender in its sole discretion.

■
Terrorism Insurance. The borrower is required to maintain property, liability and business interruption insurance that includes coverage for losses due to any peril now or hereafter included within the classification of damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists and foreign and domestic acts of terrorists. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WELLS FARGO CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

CARTIFACT
Jacksonville
DOWNTOWN JACKSONVILLE
Wells Fargo Center - Annex Garage
0 Ocean Street
Jacksonville, FL 32202
Wells Fargo Tower
1 Independent Drive
Jacksonville, FL 32202
Prime F. Osborn III Convention Center
Jacksonville Landing
EverBank Field
Baptist Medical Center Downtown
Shands Jacksonville Medical Center
FL Comm College Downtown
Edward Waters College
Saint Vincents Medical Center
Norwood Plaza
Gateway Shopping Center
ROYAL TERRACE
WOODSTOCK
SAN MARCO
SPRING PARK
PINE FOREST
Bartram Farms Air Park
St. John's River
ATLANTIC OCEAN

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

37
3700
Mechanical Floor
36
3600
Mechanical Floor
35
3500
The River Club
14,000 SF | 3/24
34
3400
The River Club
15,045 SF | 3/24
33
3300
Regency Centers Corp.
1,576 SF | 6/17
3301
Regency Centers Corporation
4,897 SF | 6/17
3303
Broad & Cassel
1,049 SF | MTM
3306
Zisser, Robison, Brown, Nowlis
7,642 SF | 10/15
32
3200
Vacant
2,767 SF
3201
Sheftall & Torres, P.A.
4,254 SF | 8/20
3202
Vacant
2,884 SF
3204
Internal Revenue Service
1,053 SF | 11/15
3210
Cert. Court Reporters Inc.
1,808 SF | 2/16
3220
Stare Decisis FL, LLC
1,068 SF | 11/14
3232
Sunshine Soccer Group, LLC
1,738 SF | 112/18
31
3100
Bradsby Group
2,609 SF | 12/18
3120, 3125
Regency Group Inc.
5,402 SF | 12/17
3130
Sunshine Soccer Group, LLC
1,381 SF | 12/18
3131
Vacant
3,116 SF
3140
Sheldrick, McGehee & Kohler
3,341 SF | 1/15
30
3000
UBS Financial Services Inc.
14,146 SF | 10/16
29
2901, 2903, 2909
Lincoln Financial Group
10,926 SF | 6/16
2902
Vacant
4,699 SF
28
2801
Deloitte & Touche USA LLP
13,573 SF | 12/15
27
2700
Regency Centers Corporation
16,892 SF | 6/17
26
2600
Regency Centers Corporation
16,639 SF | 6/17
25
2500
Wells Fargo Bank
15,801 SF | 9/24
24
2400
Wells Fargo Advisors
15,210 SF | 9/24
23
2300
Vacant
7,734 SF
2301
Holbrook Akel Cold Ray & Reichard, PA
7,983 SF | 2/15
22
2200
Heekin, Malin & Wenzel, PA
4,062 SF | 1/18
2201
The Jacksonville Bar Association
2,753 SF | 2/19
2202
Johnson Lambert & Co.
3,625 SF | 11/14
2206
Vacant
2,291 SF
2207
Vacant
1,955 SF
2208
Brinkmere Cap.
794 SF | 2/16
21
2100
Mechanical Floor
20
2000
Wells Fargo Bank
16,163 SF | 9/24
19
1900
Pajcic & Pajcic
15,457 SF | 9/18
18
1800
Bachara Construction Law Group
3,411 SF | 8/17
1801
Vacant
3,077 SF
1850
Pky Realty dba Eola Capital
7,567 SF | 12/14
1851
Vacant
424 SF
1880
Grunthal & Schueth
1,062 SF | 11/15
17
1700
Tanner & Bishop
7,520 SF | 2/15
1701
Ernst & Young U.S. LLP
4,660 SF | 12/15
1750
Vacant
2,405 SF
1790
Vacant
780 SF
16
1600
Southcoast Capital Corporation
5,158 SF | 12/14
1620
Quintairos, Prieto, Wood
10,345 SF | 11/17
15
1500
Foley & Lardner
15,853 SF | 6/22
14
1400
Jessie Ball duPont Fund
5,974 SF | 5/21
1402
Vacant
2,695 SF
1450
Vacant
4,966 SF
13
1300
Foley & Lardner
16,317 SF | 6/22
12
1200
Driver, McAfe, Peek & Hawthorn
9,035 SF | 1/16
1270
Vacant
5,781 SF
11
1100
KPMG LLP
15,895 SF | 8/15
10
1000
Wells Fargo Bank
15,896 SF | 9/24
9
900
Wells Fargo Bank
15,896 SF | 9/24
8
800
Wells Fargo Bank
15,895 SF | 9/24
7
700
Mechanical Floor
6
600
Wells Fargo Bank
25,748 SF | 9/24
5
500
Internal Revenue Service
26,532 SF | 11/15
502
Vacant
4,698 SF
4
400
Internal Revenue Service
37,979 SF | 11/15
3
300
Internal Revenue Service
37,725 SF | 11/15
2
200
Regency Centers Corp.
15,356 SF | 6/17
203
Vacant
6,110 SF
204
Auditorium
8,319 SF
205
Vacant
21,779 SF
222
Jones Art Consulting, Inc.
925 SF | MTM
260
Conf B
689 SF
265
Conf A
686 SF
1
100
Downtown Bus. Ctrs. Inc.
1,586 SF | 6/23
101
Vacant
527 SF
102
Barnett Jewelers
1,741 SF | MTM
103
Vacant
1,725 SF
105
Vacant
833 SF
106
Vacant
2,087 SF
107
A Cut Above
1,109 SF | 7/20
108
Tsamaras Foods, LLC
1,490 SF | 8/15
110
Atrium Café
5,142 SF | 3/17
111
Vacant
800 SF
112
Vacant
1,918 SF
113
Vacant
1,328 SF
114
Regency Centers Corp.
4,655 SF | 6/17
115
Vacant
2,044 SF
116
Internal Revenue Service
7,775 SF | 11/15
117
First Coast Security Sol.
2,291 SF | 11/18
118
Vacant
532 SF
150
Wells Fargo Bank
3,822 SF | 9/24
B
B1
Ricoh USA, Inc
4,072 SF | 2/17
MTM
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Vacant

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	RMF
Location (City/State)	Jacksonville, FL	Cut-off Date Principal Balance	$35,000,000
Property Type	Office and Parking Garage	Cut-off Date Principal Balance per SF(1)	$53.99
Size (SF)(1)	648,307	Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 5/30/2014(1)	85.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/30/2014(1)	85.1%	Type of Security	Leasehold
Year Built / Latest Renovation	1975 / 1998, 2002	Mortgage Rate	4.7830%
Appraised Value	$52,510,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	48
Underwritten Revenues	$14,582,625
Underwritten Expenses	$9,195,408	Escrows(2)
Underwritten Net Operating Income (NOI)	$5,387,217	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,546,542	Taxes	$535,506	$102,001
Cut-off Date LTV Ratio	66.7%	Insurance	$0	$0
Maturity Date LTV Ratio	60.0%	Replacement Reserves	$1,446,275	$0
DSCR Based on Underwritten NOI / NCF	2.45x / 2.07x	TI/LC	$2,500,000	$0
Debt Yield Based on Underwritten NOI / NCF	15.4% / 13.0%	Other(3)	$35,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$35,000,000	66.5%	Purchase Price	$47,000,000	89.3%
Principal’s New Cash Contribution	17,644,693	33.5	Reserves	4,516,781	8.6
			Closing Costs	1,127,912	2.1
Total Sources	$52,644,693	100.0%	Total Uses	$52,644,693	100.0%

(1)
Size, Total Occupancy and Owned Occupancy reflect only the office portion of the Wells Fargo Center Property and exclude parking at the Wells Fargo Tower Property and the Annex Parking Garage Property.

(2)	See “—Escrows” below.
(3)	Other reserves reflect a deferred maintenance reserve of $35,000.

■
The Mortgage Loan.  The mortgage loan (the “Wells Fargo Center Loan”) is evidenced by a note in the original principal amount of $35,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in a central business district office tower and an adjacent nine-story parking garage (the “Wells Fargo Tower Property”) and a two-story parking garage (the “Annex Parking Garage Property” and, collectively with the Wells Fargo Tower Property, the “Wells Fargo Center Property”) located in Jacksonville, Florida.  The Wells Fargo Center Loan was originated by Rialto Mortgage Finance, LLC on June 20, 2014.  The Wells Fargo Center Loan has an outstanding principal balance as of the Cut-off Date of $35,000,000 which represents approximately 2.8% of the Initial Pool Balance, and accrues interest at an interest rate of 4.7830% per annum. The proceeds of the Wells Fargo Center Loan were primarily used to acquire the Wells Fargo Center Property.

The Wells Fargo Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires payments of interest only for the initial 48 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of the Wells Fargo Center Loan is the due date in July 2024.  Voluntary prepayment of the Wells Fargo Center Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in April 2024.  Defeasance of the Wells Fargo Center Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

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The Mortgaged Properties.  The Wells Fargo Center Property is comprised of two properties, the Wells Fargo Tower Property and the Annex Parking Garage Property. The Wells Fargo Tower Property is a 37-story Class A central business district office tower containing approximately 648,307 SF of office space, 390 subterranean parking spaces located below the tower and an adjacent nine-story parking garage containing 1,023 spaces located across the street from the tower. The Annex Parking Garage Property consists of a two-story parking garage with 561 spaces and is located diagonally across the intersection of Bay Street and State Route 90.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

As the city’s second tallest tower, the Wells Fargo Tower Property is a fixture in the Jacksonville, Florida skyline. The Wells Fargo Tower Property was built in 1975 and renovated in 1998 and 2002, and has undergone approximately $3.6 million in capital improvements since 2000. The Wells Fargo Tower Property offers unobstructed views of the St. John’s River from the fourth floor and higher, immediate access to Jacksonville Landing (downtown Jacksonville’s premier shopping and dining district) and vehicular access via State Route 90 and Bay Street. The Wells Fargo Tower Property amenities include an Atrium Café, coffee shop, hair dresser, copy center, two conference room facilities, a 350-seat auditorium, lobby concierge and 24-hour security. In addition, Wells Fargo operates a full-service bank branch on the first floor of the Wells Fargo Tower Property. The River Club, occupying the top two floors and featuring panoramic views of Jacksonville, offers 13,000 SF of dining space designated for special events as well as an after-hours lounge and has been in occupancy since 1975.

The Wells Fargo Tower Property is occupied by diverse tenants in a wide range of industries. The largest tenants are the Internal Revenue Service (Fitch/Moody’s/S&P: AAA/Aaa/AA+, 17.0% of GLA, 20.5% of UW Base Rent) and Wells Fargo (Fitch/Moody’s/S&P: AA-/Aa3/A+, 16.8% of GLA, 20.0% of UW Base Rent) with no other tenant occupying 10.0% or more of the GLA. The Internal Revenue Service and Wells Fargo collectively account for 33.8% of the GLA and 40.4% of the UW Base Rent. As of May 30, 2014, Total Occupancy and Owned Occupancy were both 85.1% at the office portion of the Wells Fargo Center Property.

The following table presents certain information relating to the major tenants at the Wells Fargo Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA (SF)	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Internal Revenue Service	AAA/Aaa/AA+	110,064	17.0%	$2,487,670	20.5%	$22.60	11/2/2015	1, 5-year option
Wells Fargo(2)	AA-/Aa3/A+	109,221	16.8	2,424,706	20.0	22.20	9/30/2024	3, 5-year options
Regency Centers Corporation	BBB/Baa3/BBB	60,015	9.3	1,500,375	12.3	25.00	6/30/2017	3, 5-year options
Foley & Lardner	NR/NR/NR	32,170	5.0	791,382	6.5	24.60	6/30/2022	2, 5-year options
Pajcic & Pajcic	NR/NR/NR	15,457	2.4	394,154	3.2	25.50	9/30/2018	1, 5-year option
Wells Fargo Advisors	NR/NR/NR	15,210	2.3	337,662	2.8	22.20	9/30/2024	3, 5-year options
KPMG LLP	NR/NR/NR	15,895	2.5	337,063	2.8	21.21	8/31/2015	2, 5-year options
UBS Financial Services Inc.	A/A2/A	14,146	2.2	332,431	2.7	23.50	10/31/2016	2, 5-year options
Deloitte & Touche USA LLP	NR/NR/NR	13,573	2.1	305,393	2.5	22.50	12/31/2015	None
The River Club	NR/NR/NR	29,045	4.5	304,973	2.5	10.50	3/11/2024	1, 10-year option
Ten Largest Tenants		414,796	64.0%	9,215,809	75.9%	$22.22
Remaining Tenants		136,673	21.1	2,934,057	24.1	21.47
Vacant		96,838	14.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		648,307	100.0%	12,149,866	100.0%	$22.03

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Wells Fargo has a one-time right to reduce its leased premises on June 1, 2019 by a minimum of 7,500 SF and a maximum of approximately 15,896 SF with at least 270 days’ notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

The following table presents certain information relating to the lease rollover schedule at the Wells Fargo Center Property:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	1,974	0.3%	0.3%	$23,078	0.2%	$11.69	2
2014	12,260	1.9	2.2%	319,062	2.6	26.02	3
2015	178,408	27.5	29.7%	4,037,671	33.2	22.63	11
2016	36,709	5.7	35.4%	870,890	7.2	23.72	5
2017	83,245	12.8	48.2%	2,033,968	16.7	24.43	5
2018	27,857	4.3	52.5%	657,174	5.4	23.59	6
2019	2,753	0.4	52.9%	60,566	0.5	22.00	1
2020	5,363	0.8	53.8%	117,418	1.0	21.89	2
2021	5,974	0.9	54.7%	140,389	1.2	23.50	1
2022	32,170	5.0	59.6%	791,382	6.5	24.60	1
2023	1,586	0.2	59.9%	30,927	0.3	19.50	1
2024	153,476	23.7	83.6%	3,067,341	25.2	19.99	3
2025 & Thereafter(2)	9,694	1.5	85.1%	0	0.0	0.00	0
Vacant	96,838	14.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	648,307	100.0%		$12,149,866	100.0%	$22.03	41

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes common areas including an auditorium and two conference rooms.

The following table presents certain information relating to historical leasing at the Wells Fargo Center Property:

Historical Leased %(1)
	2011	2012	2013	As of 5/30/2014
Owned Space	82.4%	88.1%	87.8%	85.1%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Wells Fargo Center Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 3/31/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$10,532,795	$11,211,357	$12,194,827	$12,260,915	$11,962,856	$18.45
Contractual Rent Steps	0	0	0	0	187,010	0.29
Gross Up Vacancy	0	0	0	0	2,088,339	3.22
Total Rent	$10,532,795	$11,211,357	$12,194,827	$12,260,915	$14,238,205	$21.96
Total Reimbursables	270,748	185,720	205,264	223,059	64,950	0.10
Other Income(3)	551,545	509,873	521,832	515,360	444,381	0.69
Less Vacancy & Credit Loss	(127,865)	(204,048)	(3,576)	(3,576)	(2,088,339)	(3.22)
Effective Gross Income	$12,541,586	$12,926,361	$14,228,230	$14,350,454	$14,582,625	$22.49

Total Operating Expenses	$7,290,868	$7,417,071	$7,439,094	$7,432,142	$9,195,408	$14.18

Net Operating Income	$5,250,718	$5,509,290	$6,789,136	$6,918,313	$5,387,217	$8.31
TI/LC	0	0	0	0	680,250	1.05
Capital Expenditures	0	0	0	0	160,425	0.25
Net Cash Flow	$5,250,718	$5,509,290	$6,789,136	$6,918,313	$4,546,542	$7.01

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten cash flow based on contractual rents as of May 30, 2014 and rent steps through May 31, 2015, with the exclusion of the income from Atrium Cafe / Nu Diamond and Barnett Jewelers since these two tenants are currently delinquent.

(3)	Other Income includes overtime utility and sub-metered charges, antenna dish/telecommunications rental income, storage rent, and late fees.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

■	Appraisal. According to the appraisal, the Wells Fargo Center Property had an “as-is” appraised value of $52,510,000 as of an effective date of May 1, 2014.

■
Environmental Matters.  According to a Phase I environmental report, dated May 6, 2014, there are no recommendations for further action at the Wells Fargo Center Property other than a recommendation for an asbestos operations and maintenance (O&M) plan, which is already in place.

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Market Overview and Competition.  The Wells Fargo Tower Property is located on the block between Main Street and South Laura Street and West Bay Street and Independent Drive within the central business district of Jacksonville, Florida within the Jacksonville combined statistical area (the “Jacksonville CBSA”). Jacksonville is situated along the banks of the St. John’s River and borders the Atlantic Ocean on the eastern side. According to a market research report, the estimated 2014 population of the Jacksonville CBSA is 1.4 million with an unemployment rate of 5.6% as of April 2014. The Jacksonville CBSA includes a growing number of industry clusters, particularly aviation, financial services, biomedicine, and logistics. According to a market research report, there were announcements of 3,766 new jobs to the Jacksonville market in 2013 with a total capital investment of over $468 million in the form of expansions and new construction. The Wells Fargo Center Property is located adjacent to Jacksonville Landing (a 126,000 SF shopping, dining, nightly entertainment and historic museum complex), the courthouse, several hotels and many Class A and B multi-tenanted high- and mid-rise office buildings. Several high-rise offices are located in the immediate vicinity of the Wells Fargo Center Property, including the Bank of America Tower, SunTrust Tower, BB&T Tower, and One Enterprise Tower.

According to a market research report, as of the first quarter of 2014, the Jacksonville office market contained 4,345 buildings totaling approximately 62.4 million SF with a vacancy rate of 12.4%. As of the first quarter of 2014, the Class A market consisted of 92 buildings totaling approximately 16.0 million SF with a vacancy rate of 10.9%, down from 13.6% in 2011. The average quoted rental rate for Class A space was $19.87 PSF. According to a market research report, the Wells Fargo Tower Property is located within the Downtown Northbank submarket, which contained 346 buildings totaling approximately 13.3 million SF as of the first quarter of 2014 with a vacancy rate of 13.0%, down from 17.7% as of the second quarter of 2012. The Class A submarket consists of 12 buildings totaling approximately 4.9 million SF with a vacancy rate of 13.8% and an average asking rate of $19.58 PSF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Wells Fargo Center Property:

Competitive Set(1)
	Wells Fargo Center	EverBank Center	Bank of America	St. Joe Building	One Enterprise Tower	DuPont Center 2	SunTrust Building
Year Built	1975	1983	1990	1963	1985	1916	1989
Total GLA	648,307	1,000,000	724,852	135,286	317,577	80,000	383,239
Total Occupancy	85.1%(2)	65%	70%	100%	35%	82%	63%
Quoted Rent Rate PSF	NA	$15.00-$22.00	$20.00-$24.00	$19.00-$22.00	$19.50-$22.50	$15.00-$20.00	$16.00-$22.00
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal.
(2)	Per the rent roll dated May 30, 2014.

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The Borrower.  The borrower is WFC Lessee LLC, a single-purpose, single-asset entity. The non-recourse carveout guarantor is Rodolfo Touzet. Mr. Touzet is the founder of Banyan Street Capital, LLC (“Banyan”), a private equity firm specializing in the ownership and management of office buildings in the Southeast. Banyan, founded in 2007, provides capital assistance in direct equity investments, restructuring of capital, and working capital investments. Banyan has over $10 billion of portfolio management and transactional experience. During the past 15 years, the principals of Banyan have overseen the acquisition of more than 24.0 million SF of office space with costs in excess of $3.0 billion. For additional information regarding the non-recourse carveout guarantor, see “Description of the Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $4,516,781 with respect to the Wells Fargo Center Loan, comprised of (i) $535,506 for real estate taxes, (ii) $1,446,275 for replacement reserves, (iii) $2,500,000 for future tenant improvement and leasing commissions, and (iv) $35,000 for immediate repairs.

On each due date, the borrower is required to fund the following reserves with respect to the Wells Fargo Center Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) a TI/LC reserve in an amount equal to $59,428 if the existing balance in the TI/LC reserve account falls below $2,000,000, until such time that the balance in the TI/LC reserve account is greater than $2,500,000; (iii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, which is waived as long as an acceptable blanket insurance policy is in place and the borrower pays the insurance premiums on a timely basis and delivers evidence of payment to the lender; and (iv) on and after the due date occurring in July 2017 a replacement reserve in an amount equal to $13,369.

■
Lockbox and Cash Management.  The Wells Fargo Center Loan requires a hard lockbox, which is already in place, with springing cash management. The loan documents require the borrower to cause all rents to be paid directly to a lender controlled lockbox account and that all rents and other amounts received by the borrower be deposited into the lockbox account within three business days of receipt. During the continuance of a Cash Management Trigger Event (as defined below), all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of debt service and funding of monthly escrows with any excess to be held by the lender as additional security for the Wells Fargo Center Loan during a Cash Sweep Event (as defined below) or disbursed to the borrower during the absence of a Cash Sweep Event.

A “Cash Management Trigger Event” means a period (a) commencing upon the earliest of (i) an event of default under the Wells Fargo Center Loan; (ii) any bankruptcy action of the borrower, non-recourse carveout guarantor, or property manager; and (iii) any date on which the debt service coverage ratio based on the trailing twelve month period is less than 1.20x and (b) expiring upon (i) a cure of the event of default which is accepted by the lender; (ii) the bankruptcy action for the borrower and non-recourse carveout guarantor was involuntary and is discharged, stayed or dismissed within 90 days of such filing or, in regards to the property manager, the bankruptcy action for the property manager was involuntary and is discharged, stayed or dismissed within 120 days of such filing or the property manager is replaced per the loan documents; or (iii) any date the debt service coverage ratio based on the trailing twelve month period is greater than 1.20x for one calendar quarter.

A “Cash Sweep Event” means a period (a) commencing upon the earliest of (i) an event of default under the Wells Fargo Center Loan; (ii) any bankruptcy action of the borrower, non-recourse carveout guarantor, or property manager; and (iii) any date on which the debt service coverage ratio based on the trailing twelve month period is less than 1.10x and (b) expiring upon (i) a cure of the event of default which is accepted by the lender; (ii) the bankruptcy action for the borrower and non-recourse carveout guarantor was involuntary and is discharged, stayed or dismissed within 90 days of such filing or, the bankruptcy action for the property manager was involuntary and is discharged, stayed or dismissed within 120 days of such filing or the property manager is replaced per the loan documents; or (iii) the date the debt service coverage ratio based on the trailing twelve month period is greater than 1.10x for one calendar quarter, or the borrower delivers to lender cash or a letter of credit in an amount that is equal to the Projected Six Month Sweep Amount (as defined below); provided that,  if such cash or letter of credit is delivered to lender, then the Cash Sweep Event will be suspended for a period of six months from the date of delivery and, upon the expiration of such six month period, the lender will re-calculate the debt service coverage ratio (taking into account the cash on deposit or the letter of credit). If upon recalculation, the debt service coverage ratio is less than 1.10x, the Cash Sweep Event will be triggered until such time as borrower delivers an additional deposit of cash or letter of credit in the amount of the next Projected Six Month Sweep Amount (or a replacement letter of credit in an amount equal to the sum of the existing Projected Six Month Sweep Amount and the next Projected Sixth Month Sweep Amount). This procedure will continue until such time as the Cash Sweep Event is cured.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WELLS FARGO CENTER

A “Projected Six Month Sweep Amount” means an amount as determined by lender which is equal to the estimate of the excess cash flow that would be accumulated over the next ensuing six month period should a Cash Sweep Event continue for such six month period.

■
Property Management.  The Wells Fargo Tower Property is currently managed by BSC Realty Services, LLC, an affiliate of the borrower, pursuant to a management agreement. The property manager for the Annex Parking Garage Property as well as the nine-story parking garage that is part of the Wells Fargo Tower Property is managed by LPS USA, Inc., a third party manager. Under the loan documents, the Wells Fargo Tower Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender may require the borrower to replace the property manager or parking manager (i) during the continuance of an event of default under the Wells Fargo Center Loan, (ii) during the continuance of a default by the applicable property manager under the applicable management agreement after the expiration of any applicable cure period, (iii) if the applicable property manager files or is the subject of a petition in bankruptcy, or (iv) if the applicable property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■
Ground Lease.  The collateral for the Wells Fargo Center Loan consists of the borrower’s leasehold interest in (i) a ground lease for the Wells Fargo Tower Property (the “Wells Fargo Tower Ground Lease”), and (ii) a ground lease for the Annex Parking Garage Property (the “Annex Garage Ground Lease”, and collectively with the Wells Fargo Tower Ground Lease, the “Wells Fargo Ground Leases”), each between the borrower and Allegiance Jacksonville LLC (the “Fee Owner”), an entity sponsored by Allegiance Investment Advisors, LLC (“Allegiance”), and each dated June 20, 2014. Allegiance is controlled by Dean Britton who has a 55% controlling interest in the Fee Owner.  While Banyan and Allegiance are not affiliated with each other, the 90% owner of the borrower, REUS WF Jax Lessee LLC, an entity sponsored by Independencia Holdings, LLC, also has a 45% ownership interest in the Fee Owner.  Each of the Wells Fargo Ground Leases is for a term of 99 years, and expires on June 19, 2113 with no extension options.  The base rent under the Wells Fargo Tower Ground Lease is $1,603,875 with 2.0% annual increases, and the base rent under the Annex Garage Ground Lease is $76,125 with 2.0% annual increases.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain terrorism insurance for certified and noncertified acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Wells Fargo Center Property, plus 18 months of business interruption coverage. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Wells Fargo Center Property are separately allocated under the blanket policy and that certain other requirements are satisfied. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

■
Partial Release.   The borrower has the right to obtain the release of the Annex Parking Garage Property from the lien of the Wells Fargo Center Loan at any time after the second anniversary of the securitization Closing Date provided, among other requirements as described in the loan documents: (i) the borrower makes a partial defeasance of the Wells Fargo Center Loan in the amount of $1,856,250; and (ii) after giving effect to such release, (A) the debt service coverage ratio based on the trailing twelve month period would be no less than 1.30x, (provided that, the borrower may defease a larger portion of the Wells Fargo Center Loan in order to meet this requirement) and (B) the LTV ratio would not be greater than 75%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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DOLCE LIVING ROSENBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOLCE LIVING ROSENBERG

CARTIFACT
GEORGE BUSH INTERCONTINENTAL-HOUSTON AIRPORT
Willowbrook Mall
CY Fair Stadium
Jones Square Shopping Center
Sam Houston Race Park
N. BELTWAY 8
VA Cemetery
W W Thorne Stadium
Aldine
Jersey Village
NORTHWEST FWY
NORTHWEST FREEWAY
HARDY TOLL RD
Copperwood Village Shopping Center
WEST HOUSTON AIRPORT
KATY FREEWAY
CITYCENTRE
Memorial Hermann Medical Center
ENERGY CORRIDOR
Piney Point Village
DOWNTOWN HOUSTON
Houston
Houston Galleria
Great Southwest Equestrian CTR
GRAND PARKWAY
WESTPARK TOLLWAY
Mission Bend
Southside Place
Houston Baptist University
Meyerland Plaza
Reliant Stadium
Rice University & Stadium
University of Houston
Sugar Land
Missouri City
J K Butler Stadium
Stafford
SOUTH FWY
Pecan Grove
SUGAR LAND REGIONAL AIRPORT
SOUTHWEST FWY
Mercer Stadium
Dolce Living Rosenberg
7145 Reading Road
Rosenberg, TX 77471
Rosenberg
Pleak
Thompsons
Oak Bend Medical Center
The Villages at Rosenberg
READING RD
AIRPORT AVE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOLCE LIVING ROSENBERG

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	MC-Five Mile
Location (City/State)	Rosenberg, Texas	Cut-off Date Principal Balance	$33,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$101,851.85
Size (Units)	324	Percentage of Initial Pool Balance	2.7%
Total Occupancy as of 7/7/2014	83.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/7/2014	83.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	2012, 2014 / NAP	Mortgage Rate	4.6850%
Appraised Value	$46,680,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Underwritten Revenues	$4,726,981
Underwritten Expenses	$2,122,457	Escrows
Underwritten Net Operating Income (NOI)	$2,604,524	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,523,524	Taxes	$462,657	$77,109
Cut-off Date LTV Ratio	70.7%	Insurance	$38,742	$12,914
Maturity Date LTV Ratio(1)	64.2%	Replacement Reserves	$0	$6,750
DSCR Based on Underwritten NOI / NCF	1.27x / 1.23x	Debt Service	$459,811	$0
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.6%	Other(2)	$5,925,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,000,000	100.0%	Loan Payoff	$18,922,622	57.3%
			Reserves	6,886,210	20.9
			Principal Equity Distribution	6,181,622	18.7
			Closing Costs	1,009,547	3.1
Total Sources	$33,000,000	100.0%	Total Uses	$33,000,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $47,220,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $46,680,000, is 64.9%.  See “—Appraisal” below.

(2)
Other reserves include a (i) debt yield holdback reserve of $4,500,000 to be released subject to, among other conditions, the property achieving an NCF debt yield of 8.0% based on an annualized trailing six month cashflow and (ii) outstanding work reserve of $1,425,000 to be released subject to completion of outstanding construction remaining at origination. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Dolce Living Rosenberg Loan”) is evidenced by a note in the original principal amount of $33,000,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 324-unit multifamily complex located in Rosenberg, Texas (the “Dolce Living Rosenberg Property”).  The Dolce Living Rosenberg Loan was originated by MC-Five Mile Commercial Mortgage Finance LLC on June 13, 2014.  The Dolce Living Rosenberg Loan has an outstanding principal balance as of the Cut-off Date of $33,000,000 which represents approximately 2.7% of the Initial Pool Balance, and accrues interest at an interest rate of 4.6850% per annum.  The proceeds of the Dolce Living Rosenberg Loan were used to refinance the existing debt on the Dolce Living Rosenberg Property.

The Dolce Living Rosenberg Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date and requires payments of interest only for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of the Dolce Living Rosenberg Loan is the due date in July 2024.  Voluntary prepayment of the Dolce Living Rosenberg Loan is permitted on or after the due date in September 2016, with the payment of a yield maintenance premium of no less than 1% of the amount prepaid.  On or after the due date occurring in April 2024, the borrower will be permitted to prepay the Dolce Living Rosenberg Loan in whole without payment of any prepayment penalty or yield maintenance premium.

■
The Mortgaged Property.  The Dolce Living Rosenberg Property is a 324-unit multifamily complex located in Rosenberg, Texas, approximately 25 miles southwest of downtown Houston.  The Dolce Living Rosenberg Property was built in two phases in 2012 and 2014.  The improvements are situated on a 14.06 acre parcel and consist of 20 primarily three-story residential buildings which offer studio, one, two, and three bedroom floorplans which range in size from 549 SF to 1,467 SF.  The property offers amenities including an outdoor pool, covered cabana with gas grills, Wi-Fi café, indoor basketball half-court, fitness center, yoga and aerobics room, video game room, billiards lounge, a dog park, and a business center. Apartment unit amenities include granite countertops, custom cabinets, kitchen islands, stainless steel appliances, full size washer and dryer, storage on patio/balcony on all units except studios, and attached garages for approximately 85% of the units.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOLCE LIVING ROSENBERG

Remaining work is limited to 24 units in one building and requires completion of punch list items.  All work is anticipated to be complete on July 11, 2014.

The following table presents certain information relating to the units and rent at the Dolce Living Rosenberg Property:

Unit Type	Occupied Units	Vacant Units	Total Units	% of Total Units	Average SF per Unit	Market Rent/Unit per month (1)	Actual Rent/Unit per month	Average UW Rent/Unit per month	Underwritten Rent
Studio	27	5	32	9.9%	549	$796	$805	$796	$305,683
1BR/1BA	137	19	156	48.1%	837	1,051	1,052	1,051	1,968,360
2BR/2BA	80	24	104	32.1%	1,193	1,439	1,439	1,439	1,795,440
3BR/2BA	27	5	32	9.9%	1,429	1,613	1,675	1,613	619,200
Total / Wtd. Avg.	271	53	324	100.0%		$1,206	$1,213	$1,206	$4,688,683

Source: As provided by the borrower and appraisal.

The following table presents certain information relating to historical leasing at the Dolce Living Rosenberg Property:

Historical Leased %(1)
	2013	As of 7/7/2014
Owned Space	50.9%	83.6%

(1)
As provided by the borrower and represents occupied units. This number does not include units that are leased but not yet occupied.  Including leased but not yet occupied units would result in occupancy of 96.3%.

■
Operating History and Underwritten Net Cash Flow.  The Dolce Living Rosenberg Property was constructed in two phases, both of which are collateral for the Dolce Living Rosenberg Loan.  Additional phases are not planned.  Phase I was completed in 2012 and consists of 156 units that were 93.6% occupied and 98.1% leased as of July 7, 2014.  Phase II consists of 168 units that were 74.4% occupied and 94.6% leased (including units that are leased but not occupied) as of July 7, 2014.  Of the Phase II units, 144 units have all construction completed and have obtained a final certificate of occupancy while the remaining 24 units are in the final stages of completion requiring minor interior finish work prior to obtaining a final certificate of occupancy.  The Dolce Living Rosenberg Loan is structured with an outstanding work reserve of $1,425,000 to be released to the borrower upon completion of outstanding construction and the satisfaction of certain other conditions.  In the aggregate, the Dolce Living Rosenberg Property’s 324 units were 83.6% occupied and 96.3% leased as of July 7, 2014.  Underwritten Net Cash Flow for the Dolce Living Rosenberg Property reflects a 6.8% vacancy and in-place leases with above-market rents adjusted down to the appraiser’s concluded market rents on a unit-by-unit basis.  The Dolce Living Rosenberg Loan is structured with a $4,500,000 debt yield holdback reserve to be released to the borrower upon the Dolce Living Rosenberg Property achieving an NCF debt yield of 8.0% based on an annualized trailing six month cashflow and the satisfaction of certain other conditions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOLCE LIVING ROSENBERG

The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Dolce Living Rosenberg Property:

Cash Flow Analysis
	2014 Proforma	Underwritten	Underwritten $ per Unit
Base Rent(1)	$4,366,937	$4,370,581	$13,489
Gross Up Vacancy	306,413	318,102	982
Gross Potential Rent	$4,673,350	$4,688,683	$14,471
Vacancy, Credit Loss & Concessions	(306,413)	(318,102)	(982)
Total Rent Revenue	$4,366,937	$4,370,581	$13,489
Other Revenue(2)	369,217	356,400	1,100
Effective Gross Income	$4,736,154	$4,726,981	$14,589

Real Estate Taxes	714,252	898,363	2,773
Insurance	71,997	150,555	465
Management Fee	145,900	189,079	584
Other Operating Expenses	756,047	884,460	2,730
Total Operating Expenses	$1,688,196	$2,122,457	$6,551

Net Operating Income	$3,047,958	$2,604,524	$8,039
Replacement Reserves	0	81,000	250
Net Cash Flow	$3,047,958	$2,523,524	$7,789

(1)	Base Rent was underwritten to actual quoted rents and marked down to the appraiser’s concluded market rent for Studio and 3BR units.
(2)
Other Revenue includes lease cancellation fees, application fees, keys & locks, late fees, NSF charges, clubhouse rental, parking, cable TV, laundry income, telephone, utility reimbursements, cleaning/damage fees and other miscellaneous charges.

■
Appraisal.  According to the appraisal, the Dolce Living Rosenberg Property had an “as-is” appraised value of $46,680,000 as of an effective date of May 29, 2014 and is expected to have an “as stabilized” appraised value of $47,220,000 as of an effective date of October 29, 2014.

■
Environmental Matters.  Based on a Phase I environmental report dated April 11, 2014, there is no evidence of recognized environmental conditions (RECs) in connection with the Dolce Living Rosenberg Property and no further investigation is recommended.

■
Market Overview and Competition.  The Dolce Living Rosenberg Property is located in Rosenberg, Texas which is part of Fort Bend County and is approximately 2.5 miles west of Sugar Land and 25 miles southwest of the Houston central business district. Houston’s economy has benefited from the expanding energy sector, as well as recent growth in the health care, trade, distribution, high technology, and biotechnology segments. Fort Bend County is the fastest growing county within the Houston metro area (US Census 2010). Since 2010, the county’s population has grown 7.2% to 625,000.  As of 2010, the total population of Rosenberg was 30,618, a 27.35% increase from 2000.

According to the appraisal, as of 2013, the population and average household income within a five-mile radius of the Dolce Living Rosenberg Property were 91,764 and $86,962, respectively.  According to a market study as of the fourth quarter of 2013, the Dolce Living Rosenberg Property submarket (Fort Bend County) had a total inventory of approximately 17,080 units and an average occupancy rate of 96.2% with an average effective rental rate of $1,060 per unit.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOLCE LIVING ROSENBERG

The following table presents certain information relating to the primary competition for the Dolce Living Rosenberg Property:

Competitive Set
	Dolce Living Rosenberg	The Waterford at Summer Park	3101 Place	Avana Brazos Ranch	The Reserve At River Park West
Location	Rosenberg	Rosenberg	Rosenberg	Rosenberg	Richmond
Year Built	2012,2014	2013	2002	2007	2005
Occupancy	83.6%	98.0%	92.0%	97.0%	97.0%
No. of Units	324	196	200	308	288
Distance	0.0	0.1 miles	1.4 miles	1.5 miles	3.5 miles

The Villas at River Park West
Location	Richmond
Year Built	2007
Occupancy	97.0%
No. of Units	252
Distance	3.5 miles

Source: Appraisal.

■
The Borrower.  The borrower is Dolce Living Rosenberg, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dolce Living Rosenberg Loan.  The non-recourse carveout guarantor under the Dolce Living Rosenberg Loan is Ruslan Krivoruchko.

Pace Realty Corporation, which is not affiliated with the non-recourse carveout guarantor, is the property manager.  Founded in 1980, Pace Realty Corporation provides multifamily management services and currently manages 30 multifamily properties in Texas, including all Texas assets of Ruslan Krivoruchko, the non-recourse carveout guarantor.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $6,886,210 with respect to the Dolce Living Rosenberg Loan, comprised of (i) $4,500,000 as a debt yield holdback reserve; (ii) $1,425,000 as an outstanding work reserve; (iii) $459,811 as a payment reserve fund; (iv) $462,657 as an initial tax escrow deposit; and (v) $38,742 as an initial insurance escrow deposit.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Dolce Living Rosenberg Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over then succeeding twelve month period and (iii) a replacement reserve in an amount equal to $6,750.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOLCE LIVING ROSENBERG

■
Lockbox and Cash Management.  The Dolce Living Rosenberg Loan is structured with a soft lockbox and springing cash management.  The loan documents require the borrower to set up a lockbox account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by the Dolce Living Rosenberg Property.  The loan documents also require that the funds on deposit in the lockbox account be transferred on each business day to the borrower unless a Trigger Period (as defined below) exists, in which case the funds are required to be transferred on each business day to the cash management account under the control of the lender.  On each due date during the continuance of a Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service and funding of required monthly reserves for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be reserved with the lender and held as additional collateral for the Dolce Living Rosenberg Loan.  During the continuance of an event of default under the Dolce Living Rosenberg Loan, the lender may apply any funds in the cash management account to amounts payable under the Dolce Living Rosenberg Loan and/or toward the payment of expenses of the Dolce Living Rosenberg Property, in such order of priority as the lender may determine.

A “Trigger Period” means a period (a) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Dolce Living Rosenberg Loan, (ii) the debt service coverage ratio as calculated under the loan documents being less than 1.15x for two consecutive calendar quarters, (iii) the debt yield as calculated under the loan documents being less than 7.50% for two consecutive calendar quarters, and/or (iv) the monthly payment date that is three months prior to the July 1, 2024 maturity date if, on or prior to such date, borrower does not provide lender with a duly executed commitment letter from a bona-fide, third party lender committing to make a loan to borrower in an amount sufficient to repay the Dolce Living Rosenberg Loan in whole on or prior to the scheduled maturity date in form and substance reasonably satisfactory to lender, and (b) expiring, as applicable, upon (i) the cure (if applicable) of such event of default, (ii) the debt service coverage ratio being equal to or greater than 1.15x for four consecutive calendar quarters and (iii) the debt yield being equal to or greater than 7.50% for four consecutive calendar quarters.

■
Property Management.  The Dolce Living Rosenberg Property is currently managed by Pace Realty Corporation, a third-party operator, pursuant to a management agreement.  The loan documents provide that the borrower may not, without lender’s prior consent (i) surrender, terminate or cancel the  management agreement; provided, that the borrower may replace the manager so long as the replacement manager is a qualified manager pursuant to a replacement management agreement; (ii) reduce or consent to the reduction of the term of the management agreement; (iii) increase or consent to the increase of the amount of any charges under the management agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under, the management agreement in any material respect.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■
Terrorism Insurance. The borrower is required to maintain property, liability and business interruption insurance that includes coverage for losses due to any peril now or hereafter included within the classification of damage caused by war and the acts of terrorists, including nuclear, biological and/or chemical acts of terrorists, including both certified and non-certified acts of terrorists and foreign and domestic acts of terrorists. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

CENTRE PROPERTIES PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties(1)	4	Loan Seller		CGMRC
Location (City/State)	Various, Indiana	Cut-off Date Principal Balance		$31,750,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$171.17
Size (SF)	185,489	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 5/1/2014	92.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/1/2014	92.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	See Table Below	Mortgage Rate		4.8400%
Appraised Value	$42,380,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		48
		Borrower Sponsor(2)	Craig W. Johnson and James F. Singleton
Underwritten Revenues	$3,885,919
Underwritten Expenses	$806,709	Escrows
Underwritten Net Operating Income (NOI)	$3,079,210		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,905,586	Taxes	$65,265	$32,632
Cut-off Date LTV Ratio	74.9%	Insurance	$17,258	$2,465
Maturity Date LTV Ratio	67.5%	Replacement Reserves(3)	$0	$2,319
DSCR Based on Underwritten NOI / NCF	1.53x / 1.45x	TI/LC	$0	$11,593
Debt Yield Based on Underwritten NOI / NCF	9.7% / 9.2%	Other(4)	$205,745	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,750,000	99.7%	Loan Payoff	$30,997,237	97.4%
Other Sources	90,000	0.3	Closing Costs	453,526	1.4
			Reserves	288,268	0.9
			Principal Equity Distribution	100,968	0.3
Total Sources	$31,840,000	100.0%	Total Uses	$31,840,000	100.0%

(1)	Borrower is permitted to obtain the release of up to three mortgaged properties in accordance with the terms of the loan documents.
(2)	Craig W. Johnson and James F. Singleton are the guarantors of the non-recourse carveouts under the Centre Properties Portfolio loan.
(3)	The replacement reserve is subject to a cap of $111,292.
(4)	The borrowers deposited $106,538 for deferred maintenance and $99,207 for unfunded landlord obligations relating to outstanding tenant improvements.

The following table presents certain information relating to the Centre Properties Portfolio Properties:

Property Name	City	State	Total GLA	Occupancy(1)	Allocated Cut-off Date Loan Amount	% of Allocated Cut-off Date Loan Amount	Year Built / Renovated	Appraised Value	UW NCF
Greendale	Greenwood	IN	102,745	98.8%	$17,500,000	55.1%	1975 / 2010	$22,800,000	$1,663,243
Castleton	Indianapolis	IN	33,220	83.0%	6,850,000	21.6	1975 / 2010	9,170,000	582,490
Centre West Shops	Indianapolis	IN	36,524	82.5%	5,438,040	17.1	2008 / NAP	7,650,000	458,640
Centre West Interstate Shops	Indianapolis	IN	13,000	100.0%	1,961,960	6.2	2008 / NAP	2,760,000	201,212
Total / Wtd. Avg.			185,489	92.9%	$31,750,000	100.0%		$42,380,000	$2,905,586

(1)	Occupancy is as of May 1, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRE PROPERTIES PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Centre Properties Portfolio Properties:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Bed Bath & Beyond	NR / NR / BBB+	33,208	17.9%	415,100	13.1%	12.50	1/31/2016	NA	NA	3, 5-year options
DSW Shoe Warehouse, Inc.	NR / NR / NR	23,876	12.9%	348,000	11.0%	14.58	1/31/2016	$146	12.4%	3, 5-year options
Shoe Carnival	NR / NR / NR	10,000	5.4%	155,000	4.9%	15.50	5/31/2018	NA	NA	2, 5-year options
Beauty Brands	NR / NR / NR	6,380	3.4%	150,568	4.8%	23.60	12/31/2014	NA	NA	1, 2-year option
Regency(3)	NR / NR / NR	6,000	3.2%	132,000	4.2%	22.00	5/31/2020	NA	NA	2, 5-year options
Casual Male	NR / NR / NR	8,052	4.3%	128,832	4.1%	16.00	9/30/2023	NA	NA	3, 5-year options
Lane Bryant(4)	NR / NR / NR	5,050	2.7%	116,148	3.7%	23.00	1/31/2023	NA	NA	2, 5-year options
Panera Bread	NR / NR / NR	4,266	2.3%	113,556	3.6%	26.62	8/25/2016	$575	5.2%	1, 5-year option
Dollar Tree Stores #1376	NR / NR / NR	10,601	5.7%	113,400	3.6%	10.70	1/31/2015	NA	NA	3, 5-year options
Reis-Nichols	NR / NR / NR	4,681	2.5%	112,344	3.5%	24.00	9/30/2016	NA	NA	2, 5-year options
Ten Largest Owned Tenants		112,114	60.4%	$1,784,948	56.4%	$15.92
Remaining Owned Tenants		60,140	32.4	1,382,263	43.6	22.98
Vacant Spaces (Owned Space)		13,235	7.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		185,489	100.0%	$3,167,211	100.0%	$18.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales and Occupancy Cost are as of 12/31/2013.
(3)	Regency has a one-time option to terminate its lease effective May 31, 2015 with 6 months’ notice.
(4)	Lane Bryant has a one-time option to terminate its lease effective January 31, 2018 with 60 days’ notice if sales are less than $1,300,000 during 2017.

The following table presents certain information relating to the lease rollover schedule at the Centre Properties Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites
2014	6,380	3.4%	3.4%	$150,568	4.8%	$23.60	1
2015	24,461	13.2	16.6%	406,560	12.8	16.62	6
2016	75,365	40.6	57.3%	1,198,275	37.8	15.90	9
2017	7,040	3.8	61.1%	149,200	4.7	21.19	3
2018	15,799	8.5	69.6%	305,935	9.7	19.36	5
2019	10,887	5.9	75.4%	257,463	8.1	23.65	6
2020	6,000	3.2	78.7%	165,700	5.2	27.62	3
2021	4,500	2.4	81.1%	81,000	2.6	18.00	1
2022	5,280	2.8	83.9%	116,370	3.7	22.04	2
2023	16,542	8.9	92.9%	336,140	10.6	20.32	3
Vacant	13,235	7.1	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	185,489	100.0%		$3,167,211	100.0%	$18.39	39

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Centre Properties Portfolio Properties:

Historical Leased %(1)
Property Name	2010	2011	2012	2013	As of 5/1/2014
Greendale	95.8%	98.5%	94.1%	90.8%	98.8%
Castleton	76.3%	80.5%	90.7%	94.9%	83.0%
Centre West Shops	84.5%	88.2%	88.2%	94.3%	82.5%
Centre West Interstate Shops	100.0%	100.0%	100.0%	100.0%	100.0%
Total / Wtd. Avg.	90.4%	93.4%	92.7%	92.9%	92.9%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

CENTRE PROPERTIES PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at Centre Properties Portfolio Properties:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 3/31/2014	Underwritten	Underwritten $ per SF
Base Rent	$2,939,602	$2,968,960	$2,925,313	$2,978,779	$3,167,211	$17.07
Contractual Rent Steps(2)	0	0	0	0	23,878	0.13
Gross Up Vacancy	0	0	0	0	372,124	2.01
Total Rent	$2,939,602	$2,968,960	$2,925,313	$2,978,779	$3,563,213	$19.21
Total Reimbursables	609,671	606,602	591,036	637,927	694,830	3.75
Other Income	5,425	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(372,124)	(2.01)
Effective Gross Income	$3,554,698	$3,575,562	$3,516,349	$3,616,706	$3,885,919	$20.95

Real Estate Taxes	339,493	342,172	317,530	317,530	378,579	2.04
Insurance	19,830	22,438	26,671	27,052	28,177	0.15
Management Fee	154,090	152,993	156,565	156,541	155,437	0.84
Other Operating Expenses	228,723	176,039	251,129	256,764	244,516	1.32
Total Operating Expenses	$742,136	$693,642	$751,895	$757,887	$806,709	$4.35

Net Operating Income	$2,812,562	$2,881,920	$2,764,454	$2,858,819	$3,079,210	$16.60
TI/LC	0	0	0	0	138,608	0.75
Replacement Reserves	0	0	0	0	35,016	0.19
Net Cash Flow	$2,812,562	$2,881,920	$2,764,454	$2,858,819	$2,905,586	$15.66

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through December 31, 2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HOMEWOOD SUITES NASHVILLE VANDERBILT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Nashville, Tennessee	Cut-off Date Principal Balance		$30,965,304
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$161,277.62
Size (Rooms)	192	Percentage of Initial Pool Balance		2.5%
Total Occupancy from 11/1/2013 - 5/31/2014(1)	82.6%	Number of Related Mortgage Loans		None
Owned Occupancy from 11/1/2013 - 5/31/2014(1)	82.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate		4.7770%
Appraised Value	$50,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(3)		Robert M. Rogers
Underwritten Revenues	$10,695,157
Underwritten Expenses	$5,780,238
Underwritten Net Operating Income (NOI)	$4,914,919	Escrows
Underwritten Net Cash Flow (NCF)	$4,487,112		Upfront	Monthly
Cut-off Date LTV Ratio	61.9%	Taxes	$206,805	$41,361
Maturity Date LTV Ratio(2)	46.3%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.52x / 2.31x	FF&E(4)	$0	$35,154
Debt Yield Based on Underwritten NOI / NCF	15.9% / 14.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,000,000	100.0%	Loan Payoff	$24,063,025	77.6%
			Principal Equity Distribution	6,295,236	20.3
			Closing Costs	434,934	1.4
			Reserves	206,805	0.7
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

(1)
Total Occupancy and Owned Occupancy represent actual results for the seven month period from November 1, 2013 through May 31, 2014. Projected TTM Total Occupancy and Owned Occupancy as of 10/31/2014 are projected to both be 84.1%.

(2)	Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $54,700,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 50.6%.
(3)	Robert M. Rogers is the guarantor of the non-recourse carveout under the Homewood Suites Nashville Vanderbilt loan.
(4)
Monthly FF&E reserve represents $35,154.23 from August 2014 through July 2015 and thereafter will be the greater of any franchise-mandated amount and one-twelfth of 4% of operating income over the trailing twelve month period.

The following table presents certain information relating to the year-to-date through May 2014 penetration rates relating to the Homewood Suites Nashville Vanderbilt Property as provided in the May 2014 travel research report:

Year-to-Date Through 5/31/2014 Penetration Rates(1)
Property	Occupancy	ADR	RevPAR
Homewood Suites Nashville Vanderbilt	104.3%	99.4%	103.6%

(1)	Source: May 2014 travel research report.

The following table presents certain information relating to historical and projected occupancy, ADR and RevPAR at the Homewood Suites Nashville Vanderbilt Property:

Homewood Suites Nashville Vanderbilt

	T7 Open to Date (5/31/2014)(1)	Projected TTM (10/31/2014)(2)
Occupancy	82.6%	84.1%
ADR	$159.96	$163.84
RevPar	$132.16	$137.81

(1)	T7 Open to Date (5/31/2014) reflects trailing 7-month performance from November 2013 (first full month of operations) through May 2014.
(2)	Projected TTM (10/31/2014) reflects actual results for the seven month period from November 2013 through May 2014, and budget for the remaining five month period.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

HOMEWOOD SUITES NASHVILLE VANDERBILT

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical, projected operating performance, and the Underwritten Net Cash Flow at the Homewood Suites Nashville Vanderbilt Property:

Cash Flow Analysis(1)

	T7 Open to Date (5/31/2014)(2)	T7 Annualized(3)	Projected T12 (10/31/2014)(4)	Underwritten	Underwritten $ per Room
Room Revenue	$5,379,398	$9,261,699	$9,657,522	$9,657,522	$50,300
Telephone Revenue	1,255	2,161	1,509	1,509	8
Other Operating Departments Revenue	531,147	914,475	880,938	880,938	4,588
Other Revenue(5)	0	0	0	155,188	808
Total Revenue	$5,911,800	$10,178,335	$10,539,969	$10,695,157	$55,704

Room Expense	$1,061,656	$1,827,851	$1,734,968	$1,734,968	$9,036
Telephone Expense	9,341	16,082	15,021	15,021	78
Other Expense	121,235	208,730	199,418	199,418	1,039
Total Departmental Expense	$1,192,232	$2,052,664	$1,949,407	$1,949,407	$10,153
Total Undistributed Expense	1,912,094	3,292,049	3,243,153	3,275,420	17,059
Total Fixed Charges	243,864	419,860	451,250	555,411	2,893
Total Operating Expenses	$3,348,190	$5,764,572	$5,643,810	$5,780,238	$30,105

Net Operating Income	$2,563,610	$4,413,763	$4,896,159	$4,914,919	$25,599
FF&E	236,472	407,133	421,599	427,806	2,228
Net Cash Flow	$2,327,138	$4,006,629	$4,474,561	$4,487,112	$23,370

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	T7 Open to Date (5/31/2014) reflects trailing 7-month performance from November 2013 (first full month of operations) through May 2014.
(3)	T7 Annualized reflects the trailing 7-month performance from November 2013 through May 2014, annualized to 365 days.
(4)	Projected T12 (10/31/2014) reflects actual results for the seven month period from November 2013 through May 2014, and budget for the remaining five month period.
(5)
Other Revenue represents potential rental income for 4,638 SF ($33.51 per SF) of vacant corner retail/restaurant space. Per the appraisal, this is consistent with comparable food and beverage outlet leases within a 7-block radius of the Homewood Suites Nashville Vanderbilt Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

RIVER MARKETPLACE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Lafayette, Louisiana	Cut-off Date Principal Balance	$25,200,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$149.44
Size (SF)	168,635	Percentage of Initial Pool Balance	2.0%
Total Occupancy as of 2/8/2014	96.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/8/2014	96.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2003 / NAP	Mortgage Rate	4.6900%
Appraised Value	$35,400,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	36
		Borrower Sponsor(1)	Joseph Blum
Underwritten Revenues	$3,239,396
Underwritten Expenses	$683,965	Escrows
Underwritten Net Operating Income (NOI)	$2,555,431		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,329,426	Taxes	$183,179	$22,897
Cut-off Date LTV Ratio	71.2%	Insurance	$0	$0
Maturity Date LTV Ratio	62.6%	Replacement Reserves	$0	$6,324
DSCR Based on Underwritten NOI / NCF	1.63x / 1.49x	TI/LC(2)	$0	$12,495
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.2%	Other(3)	$45,060	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,200,000	97.9%	Loan Payoff	$25,055,098	97.3%
Other Sources	547,000	2.1	Closing Costs	425,267	1.7
			Reserves	228,239	0.9
			Principal Equity Distribution	38,396	0.1

Total Sources	$25,747,000	100.0%	Total Uses	$25,747,000	100.0%

(1)	Joseph Blum is the guarantor of the non-recourse carveouts under the River Marketplace Loan. The borrowers, RB River IV LLC and RB River VI LLC, are tenants-in-common.
(2)	TI/LC reserves are capped at $449,802.
(3)	Other upfront reserve represents an upfront deferred maintenance reserve of $45,060.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the River Marketplace Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Ross Dress for Less	NR / NR / A-	29,989	17.8%	$299,890	11.5%	$10.00	1/31/2019	$251	4.0%	2, 5-year options
Books-A-Million	NR / NR / NR	18,000	10.7	280,800	10.8	15.60	7/31/2015	NA	NA	4, 5-year options
Stage	NR / NR / NR	26,000	15.4	234,000	9.0	9.00	1/31/2019	$111	8.1%	1, 5-year option
Cost Plus	NR / NR / NR	18,300	10.9	210,450	8.1	11.50	1/31/2015	NA	NA	3, 5-year options
Dress Barn	NR / NR / NR	8,040	4.8	164,820	6.3	20.50	12/31/2018	$139	14.7%	1, 5-year option
Buffalo Wild Wings	NR / NR / NR	6,217	3.7	162,624	6.3	26.16	12/31/2018	$881	3.0%	3, 5-year options
Rack Room Shoes	NR / NR / NR	7,200	4.3	147,600	5.7	20.50	1/31/2019	$172	11.9%	N/A
McAlister’s Deli	NR / NR / NR	3,940	2.3	114,260	4.4	29.00	10/31/2023	$535	5.4%	N/A
Visions for Less	NR / NR / NR	3,500	2.1	100,870	3.9	28.82	1/31/2019	NA	NA	N/A
O’Charley’s	NR / B2 / NR	6,827	4.0	93,500	3.6	13.70	7/31/2019	NA	NA	3, 5-year options
Ten Largest Owned Tenants		128,013	75.9%	$1,808,814	69.6%	$14.13
Remaining Owned Tenants		34,608	20.5	789,503	30.4	22.81
Vacant		6,014	3.6	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		168,635	100.0%	$2,598,317	100.0%	$15.98

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales PSF are as of December 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

RIVER MARKETPLACE

The following table presents certain information relating to the lease rollover schedule at the River Marketplace Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	3,543	2.1	2.1%	89,680	3.5	25.31	2
2015	40,375	23.9	26.0%	571,935	22.0	14.17	3
2016	3,300	2.0	28.0%	71,300	2.7	21.61	2
2017	3,162	1.9	29.9%	81,535	3.1	25.79	2
2018	25,652	15.2	45.1%	573,506	22.1	22.36	7
2019	76,216	45.2	90.3%	945,610	36.4	12.41	7
2020	2,933	1.7	92.0%	77,891	3.0	26.56	1
2021	0	0.0	92.0%	0	0.0	0.00	0
2022	0	0.0	92.0%	0	0.0	0.00	0
2023	7,440	4.4	96.4%	186,860	7.2	25.12	2
2024	0	0.0	96.4%	0	0.0	0.00	0
2025 & Thereafter	0	0.0	96.4%	0	0.0	0.00	0
Vacant	6,014	3.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	168,635	100.0%		$2,598,317	100.0%	$15.98	26

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the River Marketplace Property:

Historical Leased %(1)
	2011	2012	2013	As of 2/8/2014
Owned Space	100.0%	98.5%	99.2%	96.4%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise indicated.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the River Marketplace Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 2/28/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,521,578	$2,512,923	$2,540,174	$2,569,966	$2,598,317	$15.41
Percentage Rent	73,982	109,393	189,400	161,206	116,874	0.69
Gross Up Vacancy	0	0	0	0	171,176	1.02
Total Reimbursables	454,330	505,530	519,923	525,833	545,486	3.23
Contractual Rent Steps	0	0	0	0	18,295	0.11
Other Income(3)	25,265	23,467	21,784	22,578	22,578	0.13
Vacancy & Credit Loss	0	0	(1,227)	0	(233,329)	(1.38)
Effective Gross Income	$3,075,155	$3,151,313	$3,270,054	$3,279,583	$3,239,396	$19.21

Real Estate Taxes	242,895	266,688	262,331	262,331	261,756	1.55
Insurance	38,956	62,774	63,432	68,818	115,857	0.69
Management Fee	92,341	94,471	97,518	99,216	97,182	0.58
Other Operating Expense	189,488	167,541	199,701	202,520	209,170	1.24
Total Operating Expenses	$563,680	$591,474	$622,982	$632,885	$683,965	$4.06

Net Operating Income	$2,511,475	$2,559,839	$2,647,072	$2,646,698	$2,555,431	$15.15
TI/LC	0	0	0	0	150,120	0.89
Capital Expenditures	0	0	0	0	75,886	0.45
Net Cash Flow	$2,511,475	$2,559,839	$2,647,072	$2,646,698	$2,329,426	$13.81

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten contractual rent steps include contractual rent steps through February 1, 2015.
(3)	Other income represents fixed charges for trash removal, water/sewer reimbursement and pylon signage electricity.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

GOLDEN GATE APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Alexandria, Virginia	Cut-off Date Principal Balance	$22,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$122,282.61
Size (Units)	184	Percentage of Initial Pool Balance	1.8%
Total Occupancy as of 5/7/2014	98.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/7/2014	98.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	1961 / NAP	Mortgage Rate	4.6700%
Appraised Value	$30,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	48
		Borrower Sponsor(1)	John E. Cowles
Underwritten Revenues	$3,083,920
Underwritten Expenses	$1,293,076	Escrows
Underwritten Net Operating Income (NOI)	$1,790,844		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,790,844	Taxes	$65,249	$20,714
Cut-off Date LTV Ratio	75.0%	Insurance	$51,832	$6,171
Maturity Date LTV Ratio	67.4%	Replacement Reserves	$533,600	$0
DSCR Based on Underwritten NOI / NCF	1.28x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.0% / 8.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,500,000	100.0%	Loan Payoff	$15,202,225	67.6%
			Principal Equity Distribution	6,064,168	27.0
			Reserves	650,682	2.9
			Closing Costs	582,925	2.6
Total Sources	$22,500,000	100.0%	Total Uses	$22,500,000	100.0%

(1)	John E. Cowles is the guarantor of the non-recourse carveouts under the Golden Gates Apartments Loan.

The following table presents certain unit and rent information relating to the Golden Gate Apartments Property:
Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Monthly Base Rent per Unit	Underwritten Rent
3BR/1.5BA	9	1,106	$1,700	$1,693	$1,693	$182,832
2BR/1BA	86	852	$1,525	$1,491	$1,491	$1,520,784
1BR/1BA	89	669	$1,150	$1,141	$1,141	$1,190,868
Total / Wtd. Avg.	184	776	$1,352	$1,333	$1,333	$2,894,484

Source: Appraisal.

The following table presents certain information relating to historical leasing at the Golden Gate Apartments Property:

Historical Leased %(1)
	2011	2012	2013	As of 5/7/2014
Owned Space	98.8%	99.6%	99.4%	98.4%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

GOLDEN GATE APARTMENTS

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Golden Gate Apartments Property:

Cash Flow Analysis(1)
	2011	2012	2013	TTM 4/30/2014	Underwritten	Underwritten $ per Unit
Base Rent	$2,672,427	$2,777,441	$2,900,212	$2,941,956	$2,894,484	$15,731
Gross Up Vacancy	0	0	0	0	91,800	499
Goss Potential Rent	$2,672,427	$2,777,441	$2,900,212	$2,941,956	$2,986,284	$16,230
Vacancy, Credit Loss & Concessions	(47,792)	(22,577)	(39,360)	(62,542)	(149,314)	(811)
Total Rent Revenue	$2,624,635	$2,754,864	$2,860,852	$2,879,414	$2,836,970	$15,418
Other Revenue (2)	215,795	239,535	241,706	246,950	246,950	1,342
Effective Gross Income	$2,840,430	$2,994,399	$3,102,558	$3,126,364	$3,083,920	$16,760

Total Operating Expenses	$1,205,974	$1,289,887	$1,319,813	$1,337,911	$1,293,076	$7,028

Net Operating Income	$1,634,456	$1,704,512	$1,782,745	$1,788,453	$1,790,844	$9,733
Replacement Reserves	0	0	0	0	0	0
Net Cash Flow	$1,634,456	$1,704,512	$1,782,745	$1,788,453	$1,790,844	$9,733

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes parking, month-to-month fees, pet fees, storage income, late fees, laundry income, legal fee income, termination income, application fees and tenant cleaning charges.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DRAYTON TOWER APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Savannah, Georgia	Cut-off Date Principal Balance	$18,850,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$190,404.04
Size (Units)	99	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 4/28/2014	94.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/28/2014	94.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1951 / 2013	Mortgage Rate	4.75000%
Appraised Value	$27,750,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	Jonathan Kully and Michael Walsdorf
Underwritten Revenues	$2,293,222
Underwritten Expenses	$821,491	Escrows
Underwritten Net Operating Income (NOI)	$1,471,730	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,438,958	Taxes	$21,154	$10,577
Cut-off Date LTV Ratio	67.9%	Insurance	$7,405	$3,703
Maturity Date LTV Ratio	62.4%	Replacement Reserves	$0	$2,063
DSCR Based on Underwritten NOI / NCF	1.25x / 1.22x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.6%	Other(2)	$988,682	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,850,000	99.6%	Loan Payoff	$15,572,783	82.3%
Other Sources	80,000	0.4	Principal Equity Distribution	1,812,730	9.6
			Reserves	1,017,241	5.4
			Closing Costs	527,246	2.8
Total Sources	$18,930,000	100.0%	Total Uses	$18,930,000	100.0%

(1)	Jonathan Kully and Michael Walsdorf are the guarantors of the non-recourse carveouts under the Drayton Towers Apartments Loan.
(2)
Upfront other reserves represent a new tenants reserve (609,432), an additional reserve ($370,000) and a deferred maintenance reserve ($9,250). Monthly other reserves include a parking lot reserve funded monthly in an amount equal to the monthly operating expenses incurred in connection with parking lots.

The following table presents certain information relating to the units and rent at the Drayton Tower Apartments Property:

Unit Type	Occupied Units	Vacant Units	Total Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent	Monthly Actual Rent per Unit	Yearly Actual Rent(1)
Studio	33	0	33	406	$1,250	$495,000	$1,140	$451,368
1 Bed / 1 Bath	18	0	18	671	1,550	334,800	1,611	348,000
2 Bed / 1 Bath	29	3	32	834	2,150	825,600	2,100	730,788
2 Bed / 2 Bath	16	0	16	1,006	2,350	451,200	2,384	457,800
Total / Wtd. Avg.	96	3	99	689	$1,773	$2,106,600	$1,726	$1,987,956

Source: As provided by the borrower.
(1)	Yearly rents are calculated based on currently occupied units.

The following table presents certain information relating to historical leasing at the Drayton Tower Apartments Property:

Historical Leased %(1)

	2013	As of 4/28/2014
Owned Space	97.0%	94.9%

(1)	As provided by the borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DRAYTON TOWER APARTMENTS

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Drayton Towers Apartments Property:

Cash Flow Analysis(1)

	TTM 4/30/2014	Underwritten(2)	Underwritten $ per Unit
Rental Revenue - Apartments
Base Rent	$2,010,019	$1,987,956	$20,080
Gross Up Vacancy	0	82,020	828
Total Rental Revenue	$2,010,019	$2,069,976	$20,909
Other Income(3)	215,084	241,639	2,441
Economic Vacancy & Credit Loss	(542,811)	(193,413)	(1,954)
Total Revenue - Apartments	$1,682,292	$2,118,202	$21,396

Rental Revenue – Commercial/Retail
Base Rent	$24,417	$130,865	$1,322
Reimbursements	7,378	16,640	168
Parking Revenue	0	108,120	1,092
Total Rental Revenue	$31,795	$255,625	2,582
Economic Vacancy & Credit Loss	0	(80,605)	(814)
Total Revenue – Commercial/Retail	$31,795	$175,020	1,768

Total Revenue – Apartments & Commercial/Retail	$1,714,087	$2,293,222	23,164

Real Estate Taxes	$128,101	$120,879	$1,221
Insurance	30,600	42,317	427
Management Fee	55,408	74,128	749
Other Operating Expenses	$615,580	584,167	5,901
Total Operating Expenses	$829,689	$821,491	$8,298

Net Operating Income	$884,398	$1,471,730	$14,866
Replacement Reserves	0	26,087	264
TI/LC – Commercial/Retail	0	6,685	68
Net Cash Flow	$884,398	$1,438,958	$14,535

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 4/28/2014 rent roll.
(3)	Other Income consists of administrative fees, credit card fees, late charges, utility connection charges and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOUBLETREE ROCHESTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Rochester, New York	Cut-off Date Principal Balance		$17,970,356
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$72,170.11
Size (Rooms)	249	Percentage of Initial Pool Balance		1.5%
Total TTM Occupancy as of 2/28/2014	57.9%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 2/28/2014	57.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	1985 / 2005	Mortgage Rate		4.6250%
Appraised Value	$22,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(3)	United Capital Corp. and Attilio F. Petrocelli
Underwritten Revenues	$8,589,375
Underwritten Expenses	$5,745,903	Escrows
Underwritten Net Operating Income (NOI)	$2,843,472
Underwritten Net Cash Flow (NCF)	$2,499,897		Upfront	Monthly
Cut-off Date LTV Ratio(1)	66.6%	Taxes	$230,485	$46,097
Maturity Date LTV Ratio(2)	44.3%	Insurance	$7,653	$7,653
DSCR Based on Underwritten NOI / NCF	2.34x / 2.06x	FF&E(4)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	15.8% / 13.9%	Other(5)	$5,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	67.9%	Purchase Price	$21,000,000	79.2%
Principal’s New Cash Contribution	$8,510,971	32.1	Reserves	$5,238,138	19.8
			Closing Costs	$272,833	1.0
Total Sources	$26,510,971	100.0%	Total Uses	$26,510,971	100.0%

(1)
Cut-off Date LTV Ratio is calculated by adding the $5,000,000 property improvement plan (“PIP”) reserve to the “as-is” appraised value as of March 28, 2014 of $22,000,000. The Cut-off Date LTV Ratio calculated based on the fully funded Cut-off Date Principal Balance of $17,970,356 and “as-is” appraised value as of March 28, 2014 of $22,000,000 is 81.7%. The Cut-off Date LTV Ratio calculated based on the Cut-off Date Principal Balance of $17,970,356 and “as-stabilized” appraised value as of April 1, 2017 of $30,000,000 is 59.9%.

(2)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $30,000,000 as of April 1, 2017. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value in addition to the $5,000,000 PIP reserve, is 49.2%.

(3)	United Capital Corp. is the guarantor of the non-recourse carveouts under the Doubletree Rochester Loan.
(4)
Monthly FF&E collections have been waived for the first four years of the loan term, thereafter, on each monthly due date the borrower is required to fund the FF&E reserve in an amount equal to the greater of (A) one-twelfth of 4% of annual gross income, or (B) the aggregate amount, if any, required to be reserved under the management agreement and the franchise agreement.

(5)	Other upfront reserve represents a PIP reserve of $5,000,000.

The following table presents certain information relating to the estimated demand analysis with respect to the Doubletree Rochester Property, as provided in the appraisal for the Doubletree Rochester Property:

Estimated Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Doubletree Rochester	35%	20%	45%

(1)	Source: Appraisal.

The following table presents certain information relating to the TTM February 2014 penetration rates relating to the Doubletree Rochester Property, as provided in a February 2014 travel research report for the Doubletree Rochester Property:

TTM Through 2/28/2014 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Doubletree Rochester	94.8%	116.3%	110.3%

(1)	Source: February 2014 travel research report.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

DOUBLETREE ROCHESTER

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Doubletree Rochester Property:

Doubletree Rochester (1)

	2012	2013	TTM 2/28/2014
Occupancy(2)	57.9%	57.4%	57.4%
ADR	$122.42	$120.64	$120.49
RevPAR	$70.90	$69.27	$69.15

(1)	Source: Travel research reports.
(2)	Reflects average occupancy for the indicated period.

■
Operating History and Underwritten Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Doubletree Rochester Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 2/28/2014	Underwritten	Underwritten $ per Room
Room Revenue	$6,362,467	$6,428,869	$6,266,995	$6,254,226	$6,254,226	$25,117
Food & Beverage Revenue	1,996,028	2,167,964	2,078,137	2,184,653	2,184,653	8,774
Other Revenue(2)	145,426	154,682	146,548	150,496	150,496	604
Total Revenue	$8,503,921	$8,751,515	$8,491,680	$8,589,375	$8,589,375	$34,495

Room Expense	$1,145,938	$1,199,641	$1,156,388	$1,151,489	$1,151,489	$4,624
Food & Beverage Expense	1,087,558	1,122,297	1,167,863	1,182,439	1,182,439	4,749
Other Expense	24,460	28,929	28,865	28,072	28,072	113
Total Departmental Expense	$2,257,956	$2,350,867	$2,353,116	$2,362,001	$2,362,000	$9,486
Total Undistributed Expense	2,543,229	2,662,738	2,632,461	2,697,284	2,738,906	11,000
Total Fixed Charges	671,335	700,348	712,142	716,147	644,997	2,590
Total Operating Expenses	$5,472,520	$5,713,953	$5,697,719	$5,775,432	$5,745,903	$23,076

Net Operating Income	$3,031,401	$3,037,562	$2,793,961	$2,813,943	$2,843,472	$11,420
FF&E	340,157	350,061	339,667	343,575	343,575	1,380
Net Cash Flow	$2,691,244	$2,687,501	$2,454,294	$2,470,368	$2,499,897	$10,040

(1)
Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue consists of telephone, vending, gift shop, in-room movies, and miscellaneous other income.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ESPLANADE AT BUTLER PLAZA

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Gainesville, Florida	Cut-off Date Principal Balance	$16,875,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$130.73
Size (SF)	129,081	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 3/1/2014	95.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/1/2014	95.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	1975-2013 / 2011-2013	Mortgage Rate	4.5000%
Appraised Value	$23,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	60
Borrower Sponsor(1)	Daniel Halberstein
Underwritten Revenues	$2,074,023
Underwritten Expenses	$537,351	Escrows
Underwritten Net Operating Income (NOI)	$1,536,673	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,446,316	Taxes	$139,350	$14,746
Cut-off Date LTV Ratio	72.1%	Insurance	$12,019	$5,724
Maturity Date LTV Ratio	66.0%	Replacement Reserves	$0	$2,151
DSCR Based on Underwritten NOI / NCF	1.50x / 1.41x	TI/LC(2)	$0	$5,378
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.6%	Other(3)	$29,630	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,875,000	73.0%	Purchase Price	$22,500,000	97.3%
Principal’s New Cash Contribution	6,239,648	27.0	Closing Costs	433,648	1.9
			Reserves	181,000	0.8
Total Sources	$23,114,648	100.0%	Total Uses	$23,114,648	100.0%

(1)	Daniel Halberstein is the guarantor of the non-resource carveouts under the Esplanade at Butler Plaza Loan.
(2)	Monthly TI/LC collections are capped at $200,000.
(3)	Other reserve includes a free rent reserve of $29,630.

The following table presents certain information relating to the anchor tenants (of which, certain may have co-tenancy provisions) at the Esplanade at Butler Plaza Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF (2)	Occupancy Cost	Renewal / Extension Options
Anchors
Publix Super Markets	NR / NR / NR	38,341	29.7%	Yes	$442,669	$11.55	8/1/2019	$504	2.3%	6, 5-year options
Jo-Ann Stores	NR / Caa1 / B	36,185	28.0	Yes	$415,343	$11.48	1/31/2024	NA	NA	3, 5-year options
Total Anchors		74,526	57.7%

Occupied In-line		48,435	37.5%		$1,124,827	$23.22
Kiosk		80	0.1		$11,184	$139.80
Occupied Outparcel		NA	NA		$80,000	NA
Vacant Spaces		6,040	4.7		$0	$0.00
Total Owned SF		129,081	100.0%
Total SF		129,081	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of 12/31/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ESPLANADE AT BUTLER PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Esplanade at Butler Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost	Renewal / Extension Options
Publix Super Markets	NR/NR/NR	38,341	29.7%	$340,992	20.1%	$8.89	8/1/2019	$504	2.3%	6, 5-year options
Jo-Ann Stores	NR/NR/NR	36,185	28.0	302,145	17.8	8.35	1/31/2024	NA	NA	3, 5-year options
4 Rivers Smokehouse	NR/NR/NR	6,200	4.8	148,800	8.8	24.00	8/31/2023	NA	NA	2, 5-year options
Guitar Center	NR/NR/NR	8,035	6.2	128,560	7.6	16.00	1/31/2024	NA	NA	4, 5-year options
McAlister’s Deli	NR/NR/NR	3,900	3.0	97,500	5.8	25.00	3/1/2023	NA	NA	2, 5-year options
Rent-A-Center	NR/NR/NR	4,321	3.3	86,420	5.1	20.00	5/1/2018	NA	NA	2, 5-year options
Sleep Center	NR/NR/NR	5,000	3.9	85,000	5.0	17.00	9/30/2019	NA	NA	3, 5-year options
Panda Express(4)	NR/NR/NR	0	0.0	80,000	4.7	0.00	12/1/2032	NA	NA	4, 5-year options
Cox Communications	NR/NR/NR	3,300	2.6	79,200	4.7	24.00	12/31/2018	NA	NA	2, 5-year options
CiCi’s Pizza	NR/NR/NR	5,000	3.9	75,900	4.5	15.18	2/28/2017	NA	NA	1, 5-year option
Ten Largest Owned Tenants		110,282	85.4%	1,424,517	84.1%	$12.92
Remaining Owned Tenants		12,759	9.9	270,180	15.9	21.18
Vacant Spaces (Owned Space)		6,040	4.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		129,081	100.0%	1,694,697	100.0%	$13.77

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Includes rent steps through May 1, 2015.
(3)	Tenant Sales are as of December 31, 2013.
(4)	Tenant is ground leased.

The following table presents certain information relating to the lease rollover schedule:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	2,759	2.1	2.1%	56,422	3.3	20.45	2
2016	0	0.0	2.1%	0	0.0	0.00	0
2017	7,900	6.1	8.3%	133,062	7.9	16.84	3
2018	14,721	11.4	19.7%	322,216	19.0	21.89	8
2019	43,341	33.6	53.2%	425,992	25.1	9.83	2
2020	0	0.0	53.2%	0	0.0	0.00	0
2021	0	0.0	53.2%	0	0.0	0.00	0
2022	0	0.0	53.2%	0	0.0	0.00	0
2023	10,100	7.8	61.1%	246,300	14.5	24.39	2
2024	44,220	34.3	95.3%	430,705	25.4	9.74	2
2025 & Thereafter	0	0.0	95.3%	80,000	4.7	0.00	1
Vacant	6,040	4.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	129,081	100.0%		$1,694,697	100.0%	$13.77	20

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes rent steps through May 1, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

ESPLANADE AT BUTLER PLAZA

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Esplanade at Butler Plaza Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 2/28/2014	Underwritten(2)	Underwritten $ per SF
Base Rent	$979,108	$1,458,385	$1,693,008	$1,688,474	$1,690,143	$13.09
Contractual Rent Steps	0	0	0	0	4,554	0.04
Overage Rent	23,305	15,366	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	124,800	0.97
Total Rent	$1,002,413	$1,473,751	$1,693,008	$1,688,474	$1,819,497	$14.10
Total Reimbursables	203,974	213,673	177,616	209,547	379,326	2.94
Other Income	18,146	14,359	9,549	0	0	0.00
Less Vacancy & Credit Loss	0	(589,917)	(650,715)	(589,561)	(124,800)	(0.97)
Effective Gross Income	$1,224,533	$1,111,866	$1,229,458	$1,308,460	$2,074,023	$17.03

Total Operating Expenses	$447,535	$475,849	$501,141	$508,871	$537,351	$4.16

Net Operating Income	$776,998	$636,017	$728,317	$799,589	$1,536,673	$11.90
TI/LC	0	0	0	0	64,540	0.50
Capital Expenditures	0	0	0	0	25,816	0.20
Net Cash Flow	$776,998	$636,017	$728,317	$799,589	$1,446,316	$11.20

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of March 1, 2014 and rent steps through June 30, 2015.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SEDONA POINTE AND GALLERY AT CHAMPIONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		GSMC
Location (City/State)	Houston, Texas	Cut-off Date Principal Balance		$16,720,281
Property Type	Multifamily	Cut-off Date Principal Balance per Unit		$23,683.12
Size (Units)	706	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 6/9/2014	91.2%	Number of Related Mortgage Loans		5
Owned Occupancy as of 6/9/2014	91.2%	Type of Security		Fee Simple
Year Built / Latest Renovation	1979 / Various	Mortgage Rate		4.1950%
Appraised Value	$28,950,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Domenic Ierullo and Mervyn S. Simpson

Underwritten Revenues	$5,089,987
Underwritten Expenses	$2,875,172
Underwritten Net Operating Income (NOI)	$2,214,815	Escrows
Underwritten Net Cash Flow (NCF)	$2,054,947		Upfront	Monthly
Cut-off Date LTV Ratio	57.8%	Taxes	$327,321	$50,564
Maturity Date LTV Ratio	50.8%	Insurance	$353,093	$29,424
DSCR Based on Underwritten NOI / NCF	2.05x / 1.90x	Replacement Reserves	$0	$17,650
Debt Yield Based on Underwritten NOI / NCF	13.2% / 12.3%	Other(2)	$610,345	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,750,000	71.1%	Loan Payoff	$21,925,968	93.0%
Principal’s New Cash Contribution	6,824,678	28.9	Reserves	1,290,759	5.5
			Closing Costs	357,951	1.5
Total Sources	$23,574,678	100.0%	Total Uses	$23,574,678	100.0%

(1)
Sedona Pointe and Gallery At Champions are two mortgage loans that are cross-collateralized and cross-defaulted.  Domenic Ierullo, Don Ierullo Investments Incorporated and Mervyn S. Simpson are the guarantors of the non-recourse carveouts under the Sedona Pointe and Gallery at Champions mortgage loans.

(2)	Other upfront reserve represents a deferred maintenance reserve of $610,345.

The following table presents certain information relating to the Sedona Pointe and Gallery At Champions Properties:
Property Name	City	State	Year Built	Total Units	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	UW NCF	UW NCF per Unit	Appraised Value
Sedona Pointe	Houston	TX	1979	352	93.8%	$8,451,977	50.5%	$1,005,358	$2,856	$13,690,000
Gallery At Champions	Houston	TX	1979	354	88.7	8,268,304	49.5	1,049,589	2,965	15,260,000
Total / Wtd. Avg.				706	91.2%	$16,720,281	100.0%	$2,054,947	$2,911	$28,950,000

(1)	Occupancy as of June 9, 2014.

The following table presents certain information relating to the units and rent at the Sedona Pointe and Gallery At Champions Properties:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent per Unit	Underwritten Rent
Efficiency	96	520	$524	$458	$458	$527,789
1 Bed / 1 Bath	364	654	633	605	605	2,644,765
2 Bed / 1 Bath	88	812	781	795	795	839,250
2 Bed / 2 Bath	158	937	855	878	878	1,664,100
Total / Wtd. Avg.	706	719	$686	$670	$670	$5,675,904

(1)	Source: Appraisal.
(2)	Based on average in-place rent per SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SEDONA POINTE AND GALLERY AT CHAMPIONS

The following table presents certain information relating to historical leasing at the Sedona Pointe and Gallery At Champions Properties:

Historical Leased %(1)
2011	2012	2013	TTM 5/31/2014
67.8%	79.5%	86.4%	86.8%

(1)	As provided by the borrower and which reflects the average monthly occupancy over the prior twelve months.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Sedona Pointe and Gallery At Champions Properties:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 5/31/2014	Underwritten	Underwritten $ per Unit
Base Rent	$3,570,050	$4,213,025	$4,674,612	$4,754,459	$5,072,484	$7,185
Gross up Vacancy	0	0	0	0	603,420	855
Gross Potential Rent	$3,570,050	$4,213,025	$4,674,612	$4,754,459	$5,675,904	$8,040
Vacancy, Credit Loss & Concessions	(644,113)	(839,138)	(684,552)	(572,425)	(995,885)	(1,411)
Non-Revenue Units	(49,476)	(49,476)	(50,206)	(50,584)	(51,066)	(72)
Total Rent Revenue	$2,876,461	$3,324,411	$3,939,854	$4,131,450	$4,628,953	$6,557
Other Revenue(2)	306,947	409,932	433,168	461,034	461,034	653
Effective Gross Income	$3,183,408	$3,734,343	$4,373,022	$4,592,484	$5,089,987	$7,210

Total Operating Expenses	$2,377,853	$2,502,545	$2,607,059	$2,693,669	$2,875,172	$4,072

Net Operating Income	$805,555	$1,231,798	$1,765,963	$1,898,815	$2,214,815	$3,137
Replacement Reserves	0	0	0	0	159,868	226
Net Cash Flow	$805,555	$1,231,798	$1,765,963	$1,898,815	$2,054,947	$2,911

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other Revenue includes utility reimbursements, application fees, vending income, late fees, laundry income, and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

401 SOUTH LA BREA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance		$14,713,589
Property Type	Retail	Cut-off Date Principal Balance per SF		$377.37
Size (SF)	38,990	Percentage of Initial Pool Balance		1.2%
Total Occupancy as of 3/31/2014	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/31/2014	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate		4.5900%
Appraised Value	$25,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	NAP
		Borrower Sponsor(1)	CIM Group (CA), LLC

Underwritten Revenues	$1,731,974
Underwritten Expenses	$325,044	Escrows
Underwritten Net Operating Income (NOI)	$1,406,929		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,383,284	Taxes	$112,622	$18,770
Cut-off Date LTV Ratio	57.3%	Insurance	$3,750	$750
Maturity Date LTV Ratio	46.5%	Replacement Reserves	$0	$487
DSCR Based on Underwritten NOI / NCF	1.55x / 1.53x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.6% / 9.4%	Other(2)	$7,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,750,000	99.8%	Loan Payoff	$11,079,023	75.0%
Other Sources	30,000	0.2	Principal Equity Distribution	3,517,232	23.8
			Reserves	123,872	0.8
			Closing Costs	59,873	0.4
Total Sources	$14,780,000	100.0%	Total Uses	$14,780,000	100.0%

(1)	CIM Group (CA), LLC is the guarantor of the non-recourse carveouts under the 401 South La Brea loan.
(2)	Other upfront reserve represents a deferred maintenance reserve of $7,500.

The following table presents certain information relating to the tenants at the 401 South La Brea Property:

Largest Tenant Based on Underwritten Base Rent
Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Orchard Supply Hardware	NR / A3 / A-	38,990	100.0%	$1,403,000	100.0%	$35.98	2/8/2029	3, 5-year options
Total / Wtd. Avg. All Owned Tenants		38,990	100.0%	$1,403,000	100.0%	$35.98

(1)	Ratings for Orchard Supply Hardware represent those of the parent company, Lowe’s Companies, Inc. (“Lowe’s”), whether or not Lowe’s guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

401 SOUTH LA BREA

The following table presents the lease rollover schedule at the 401 South La Brea Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025 & Thereafter	38,990	100.0	100.0%	1,403,000	100.0	35.98	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	38,990	100.0%		$1,403,000	100.0%	$35.98	1

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 401 South La Brea Property:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,403,000	$35.98
Contractual Rent Steps	73,920	1.90
Gross Up Vacancy	0	0
Total Rent	$1,476,920	$37.88
Total Reimbursables	290,405	7.45
Other Income	0	0.00
Vacancy & Credit Loss	(35,351)	(0.91)
Effective Gross Income	$1,731,974	$44.42

Total Operating Expenses	$325,044	$8.34

Net Operating Income	$1,406,929	$36.08
TI/LC	17,797	0.46
Capital Expenditures	5,849	0.15
Net Cash Flow	$1,383,284	$35.48

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	There are no historical operating statements as construction of the improvements was completed in 2013 and Orchard Supply Hardware took occupancy and began operations in February 2014.
(3)	Underwritten Base Rent includes the present value of contractual rent steps (discounted at an 8.0% discount rate) pursuant to the Orchard Supply Hardware lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WESTGATE COMMONS AND OFFICE MAX

Mortgaged Property Information(1)		Mortgage Loan Information(4)
Number of Mortgaged Properties	2	Loan Seller	RMF
Location (City/State)	Various	Cut-off Date Principal Balance	$14,050,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$117.92
Size (SF)	119,147	Percentage of Initial Pool Balance	1.10%
Total Occupancy(2)	100.0%	Number of Related Mortgage Loans	2
Owned Occupancy(2)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate(5)	4.7000% & 4.6100%
Appraised Value	$18,600,000	Original Term to Maturity (Months)	120 & 84
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60 & 36
		Borrower Sponsor(6)	Thomas C. Lund, John J. Graham and T. Chadwick Lund
Underwritten Revenues	$1,688,431
Underwritten Expenses	$353,825	Escrows
Underwritten Net Operating Income (NOI)	$1,334,606		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,231,723	Taxes	$4,358	$14,238
Cut-off Date LTV Ratio(3)	75.5%	Insurance	$33,253	$2,293
Maturity Date LTV Ratio(3)	69.6%	Replacement Reserves	$0	$1,632
DSCR Based on Underwritten NOI / NCF	1.53x / 1.41x	TI/LC(7)	$0	$6,942
Debt Yield Based on Underwritten NOI / NCF	9.5% / 8.8%	Other(8)	$13,438	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,050,000	97.2%	Loan Payoff	$14,042,776	97.2%
Principal’s New Cash Contribution	398,170	2.8	Closing Costs	354,345	2.5
			Upfront Reserves	51,049	0.4
Total Sources	$14,448,170	100.0%	Total Uses	$14,448,170	100.0%

(1)	Westgate Commons and Office Max are two mortgage loans that are cross-collateralized and cross-defaulted.
(2)	Total Occupancy and Owned Occupancy were reported as of 5/31/2014 for the Westgate Commons Property and 5/23/2014 for the Office Max Property.
(3)
The Cut-off Date LTV Ratio, the Maturity Date LTV Ratio, the DSCR Based on Underwritten NOI / NCF and the Debt Yield Based on Underwritten NOI / NCF of the Westgate Commons mortgage loan and Office Max mortgage loan are presented in the aggregate.

(4)
The Westgate Commons mortgage loan and the Office Max mortgage loan may be released from the cross-collateralization and cross-default provided certain conditions are satisfied. See “Description of the Mortgage Pool-Certain Terms of the Mortgage Loans-Property Releases; Partial Defeasance” in the Free Writing Prospectus.

(5)	The $11,150,000 loan related to Westgate Commons Property has an interest rate of 4.7000% and the $2,900,000 loan related to Office Max Property has an interest rate of 4.6100%.
(6)
Thomas C. Lund, John J. Graham and T. Chadwick Lund are the guarantors of the non-recourse carveouts under the Westgate Commons mortgage loan. Core Property Capital Fund II, LP is the guarantor of the non-recourse carevouts under the Office Max mortgage loan.

(7)	TI/LC reserve has a cap of $160,000 for the Westgate Commons mortgage loan and $40,000 for the Office Max mortgage loan.
(8)	Other upfront reserve represents a deferred maintenance reserve of $13,438.

The following table presents certain information relating to the Westgate Commons and Office Max Properties:

Property Name	City	State	Year Built	Total Sq. Ft.	Occupancy(1)	Allocated Cut- off Date Loan Amount	% Allocated Cut-off Date Loan Amount	UW NCF	UW NCF per Sq. Ft.	Appraised Value
Westgate Commons	West Fargo	ND	2002	90,061	100.0%	$11,150,000	79.4%	$984,245	$10.93	$14,700,000
Office Max	Memphis	TN	1950	29,086	100.0	2,900,000	20.6	247,478	8.51	3,900,000
Total / Wtd. Avg.				119,147	100.0%	$14,050,000	100.0%	$1,231,723	$10.34	$18,600,000

(1)	Occupancy as of May 31, 2014 for the Westgate Commons Property and May 23, 2014 for the Office Max Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WESTGATE COMMONS AND OFFICE MAX

The following table presents certain information relating to the anchor tenants (of which, certain may have co-tenancy provisions) at the Westgate Commons and Office Max Properties:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Anchors – Westgate Commons
Marshalls	AA / A3 / A+	46,661	39.2%	Yes	$582,432	$12.48	4/30/2024	NA	NA	4, 5-year options
Total Anchors		46,661	39.2%

Jr. Anchors – Westgate Commons
David’s Bridal	NR / B3 / B	10,125	8.5%	Yes	182,974	18.07	11/30/2017	NA	NA	2, 5-year options
Famous Footwear	NR / B1 / B+	10,000	8.4	Yes	159,897	15.99	1/31/2017	NA	NA	2, 5-year options
Jr. Anchors – Office Max
Office Max	B / B2 / B-	24,000	20.1	Yes	$304,539	$12.69	10/31/2016	NA	NA	1, 5-year option
Total Jr. Anchors		44,125	37.0%

Occupied In-line		28,361	23.8%
Total Owned SF		119,147	100.0%

Total SF		119,147	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Westgate Commons and Office Max Properties:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Marshalls	AA / A3 / A+	46,661	39.2%	$464,277	32.7%	$9.95	4/30/2024	NA	NA	4, 5-year options
Office Max	B / B2 / B-	24,000	20.1	$240,000	16.9	10.00	10/31/2016	NA	NA	1, 5-year option
David’s Bridal	NR / B3 / B	10,125	8.5	155,925	11.0	15.40	11/30/2017	NA	NA	2, 5-year options
Famous Footwear	NR / B1 / B+	10,000	8.4	134,063	9.4	13.41	1/31/2017	NA	NA	2, 5-year options
Dress Barn	NR / NR / NR	8,125	6.8	121,875	8.6	15.00	12/31/2018	$175	10.1%	1, 5-year option
Rue21	NR / NR / B-	7,250	6.1	103,313	7.3	14.25	1/31/2025	NA	NA	3, 5-year options
Maurices	NR / NR / NR	3,850	3.2	78,925	5.6	20.50	1/31/2016	NA	NA	2, 5-year options
Catherine’s	NR / NR / NR	4,050	3.4	64,800	4.6	16.00	8/31/2018	$125	15.0%	NA
Cricket Communications	NR / A3 / A	5,086	4.3	56,267	4.0	11.06	1/31/2017	NA	NA	1, 5-year option
Largest Owned Tenants		119,147	100.0%	$1,419,445	100.0%	$11.91
Remaining Owned Tenants		0	0.0	0	0.0	0.0
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.0
Total / Wtd. Avg. All Owned Tenants		119,147	100.0%	$1,419,445	100.0%	$11.91

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of December 31, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

WESTGATE COMMONS AND OFFICE MAX

The following table presents certain information relating to the lease rollover schedule:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	27,850	23.4	23.4%	318,925	22.5	11.45	2
2017	25,211	21.2	44.5%	346,255	24.4	13.73	3
2018	12,175	10.2	54.8%	186,675	13.2	15.33	2
2019	0	0.0	54.8%	0	0.0	0.00	0
2020	0	0.0	54.8%	0	0.0	0.00	0
2021	0	0.0	54.8%	0	0.0	0.00	0
2022	0	0.0	54.8%	0	0.0	0.00	0
2023	0	0.0	54.8%	0	0.0	0.00	0
2024	46,661	39.2	93.9%	464,277	32.7	9.95	1
2025 & Thereafter	7,250	6.1	100.0%	103,313	7.3	14.25	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	119,147	100.0%		$1,419,445	100.0%	$11.91	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Office Max Property:

Historical Leased %(1)
	2011	2012	2013	As of 5/23/2014(2)
Owned Space	100.0%	100.0%	NAV	100.0%

(1)
As provided by the borrower and represents average occupancy for the indicated year. The Office Max Property was purchased in March 2014, and the seller did not provide 2013 information during the six month purchase negotiations. The Westgate Commons Property was purchased in July 2013 and the seller of the property did not provide historical information. As such, historical leased information was not available.

(2)	Occupancy is as of 5/31/2014 for the Westgate Commons Property and 5/23/2014 for the Office Max Property

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Westgate Commons and Office Max Properties:

Cash Flow Analysis(1)(2)
	2011	Underwritten(3)	Underwritten $ per SF
Base Rent	$1,082,858	$1,419,445	$11.91
Contractual Rent Steps	0	0	0.00
Straight Line Rent	0	18,085	0.15
Gross Up Vacancy	0	0	0.00
Total Rent	$1,082,858	$1,437,530	$12.07
Total Reimbursables	222,700	320,421	2.69
Other Income	0	0	0.00
Less Vacancy & Credit Loss	0	(69,520)	(0.58)
Effective Gross Income	$1,305,558	$1,688,431	$14.17

Total Operating Expenses	$227,952	$353,826	2.97

Net Operating Income	$1,077,607	$1,334,605	$11.20
TI/LC	0	83,303	0.70
Capital Expenditures	0	19,580	0.16
Net Cash Flow	$1,077,607	$1,231,723	$10.34

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
The Westgate Commons Property was purchased in July 2013 and the Office Max Property was purchased in March 2014. The property seller did not provide 2013 information for the Office Max Property or 2012 information for the Westgate Commons Property during the purchase negotiations.

(3)	Underwritten cash flow based on contractual rents as of 5/23/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—
The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—
We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm.  Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the offered certificates are not a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

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Section 939A of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the U.S. federal banking agencies to modify their existing regulations to remove any reliance on credit ratings including, but not limited to, the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions, and the federal banking agencies’ risk-based capital guidelines regulations.  As a general rule, national banks are permitted to invest only in “investment grade” instruments, which under pre-existing regulations has been determined based on the credit ratings assigned to these instruments.  These national bank investment-grade standards are incorporated into statutes and regulations governing the investing authority of most state banks, and thus most state banks are required to adhere to these same investment grade standards.  In June 2012, the regulator of national banks (the Office of the Comptroller of the Currency) revised its regulatory definition of “investment grade” to require a bank’s determination regarding whether “the issuer of a security has adequate capacity to meet financial commitments under the security for the projected life of the asset or exposure.”  While national banks may continue to consider credit ratings, they may not rely exclusively on such ratings and must conduct separate due diligence to confirm the investment grade of the instruments.  These changes became fully effective January 1, 2013.  In addition, new capital regulations were issued by the banking regulators in July 2013 that determine the capital requirements of banks and bank holding companies without reference to the credit ratings assigned to the investment securities they hold and these capital regulations began phasing in on January 1, 2014.  As a result of these new regulations, investments in CMBS by depository institutions and their holding companies may result in greater capital charges to these financial institutions, and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes and the attractiveness of investments in CMBS for such entities.

—
Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, and final regulations were issued on December 10, 2013.  Conformance with the Volcker Rule’s provisions is required by July 21, 2015, subject to the possibility of up to two one-year extensions granted by the Federal Reserve in its discretion.   The Volcker Rule and the regulations adopted under the Volcker Rule restrict certain purchases or sales of securities generally and derivatives by banking entities if conducted on a proprietary trading basis.  The Volcker Rule’s provisions may adversely affect the ability of banking entities to purchase and sell the certificates.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—
The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity

—
Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity  typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. However, in the case of Redwood Commercial Mortgage Corporation, a sponsor, a parent of such entity will guarantee such entity’s repurchase and substitution obligations under the related mortgage loan purchase agreement. We cannot assure you that the applicable sponsor (or the guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—
Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—
Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—
Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

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In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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An opinion of counsel will be rendered on the closing date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

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Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC.  If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well.  The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).   The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor.  However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive.  Notwithstanding the foregoing and that true sale opinions will be rendered on the closing date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, Companion Loan Holders and Mezzanine Lenders

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans.  The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

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The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

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The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

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The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

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If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

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In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

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Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

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The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

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State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local  and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.